                               JOHN HANCOCK TRUST
                601 Congress Street, Boston, Massachusetts 02210

John Hancock Trust ("JHT") is an open-end management investment company, commonly known as a mutual fund. Shares of JHT are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. JHT provides a range of investment objectives through 109 separate investment portfolios or funds (each a "Fund," collectively "Funds"). This Prospectus applies only to the following
Funds:

AMERICAN ASSET ALLOCATION TRUST           FRANKLIN TEMPLETON FOUNDING               LIFESTYLE GROWTH TRUST
AMERICAN BLUE CHIP INCOME AND               ALLOCATION TRUST                        LIFESTYLE MODERATE TRUST
  GROWTH TRUST                            GLOBAL TRUST                              MID CAP STOCK TRUST
AMERICAN BOND TRUST                       INVESTMENT QUALITY BOND TRUST             MID CAP VALUE TRUST
AMERICAN GLOBAL SMALL                     LIFESTYLE BALANCED TRUST                  MONEY MARKET TRUST
  CAPITALIZATION TRUST                    LIFESTYLE CONSERVATIVE TRUST              MUTUAL SHARES TRUST
AMERICAN GROWTH TRUST
AMERICAN GROWTH-INCOME TRUST

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON, INCLUDING ANY DEALER OR SALESPERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, UNLESS THE INFORMATION OR REPRESENTATION IS SET FORTH IN THIS PROSPECTUS. IF ANY SUCH INFORMATION OR REPRESENTATION IS GIVEN, IT SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY JHT, THE ADVISER OR ANY SUBADVISERS TO JHT OR THE PRINCIPAL UNDERWRITER OF THE SHARES. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF JHT IN ANY STATE WHERE SUCH OFFER OR SALE WOULD BE PROHIBITED.

                   The date of this Prospectus is May 1, 2007

                               JOHN HANCOCK TRUST

                               TABLE OF CONTENTS

FUND DESCRIPTIONS: INVESTMENT OBJECTIVES AND STRATEGIES,
  RISKS AND PERFORMANCE.....................................    1

                          MID CAP FUNDS
  Mid Cap Stock Trust.......................................    6
  Mid Cap Value Trust.......................................    6

                       INTERNATIONAL FUNDS
  Global Trust..............................................    8

                       FIXED INCOME FUNDS
  Investment Quality Bond Trust.............................    9
  Money Market Trust........................................   10

                         SPECIALTY FUNDS
  Mutual Shares Trust.......................................   12

                         FUNDS OF FUNDS
  Franklin Templeton Founding Allocation Trust..............   14
  The Lifestyle Trusts......................................   15

                      AMERICAN FEEDER FUNDS
  American Asset Allocation Trust...........................   22
  American Blue Chip Income And Growth Trust................   23
  American Bond Trust.......................................   24
  American Global Small Capitalization Trust................   24
  Ameican Growth Trust......................................   25
  American Growth-Income Trust..............................   26
ADDITIONAL INFORMATION ABOUT THE FUNDS' PRINCIPAL RISKS AND
  INVESTMENT POLICIES.......................................   27
  Risks of Investing in Certain Types of Securities.........   27
  Additional Information About the Funds' Principal
     Investment Policies....................................   29
MANAGEMENT OF JHT...........................................   35
  Advisory Arrangements.....................................   35
  Advisory Fee Waivers......................................   36
  Subadvisory Arrangements and Management Biographies.......   38
MULTICLASS PRICING; RULE 12B-1 PLANS........................   44
GENERAL INFORMATION.........................................   45
  Taxes.....................................................   45
  Qualification as A Regulated Investment Company...........   45
  Diversification Requirements Applicable To Insurance
     Company Separate Accounts..............................   45
  Tax-Qualified and Non-Qualified Contracts.................   46
  Foreign Investments.......................................   46
  Tax Implications for Insurance Contracts with Investments
     Allocated to JHT.......................................   46
  Dividends.................................................   46
  Purchase and Redemption of Shares.........................   47
  Disruptive Short Term Trading.............................   48
  Policy Regarding Disclosure of Trust Portfolio Holdings...   49
  Purchasers of Shares of JHT...............................   49
  Broker Compensation and Revenue Sharing Arrangements......   49
FINANCIAL HIGHLIGHTS........................................   50

APPENDIX A.                                                    59
  LIFESTYLE TRUSTS AND THE FRANKLIN TEMPLETON FOUNDING
     ALLOCATION TRUST: DESCRIPTION OF UNDERLYING FUNDS
APPENDIX B..................................................   70
  FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST: HISTORICAL
     PERFORMANCE OF
     ALLOCATION STRATEGY
FOR MORE INFORMATION........................................   74

                               FUND DESCRIPTIONS:

            INVESTMENT OBJECTIVES AND STRATEGIES, RISKS, PERFORMANCE

     JHT is a series trust which currently has 109 separate investment Funds. The investment objectives, principal investment strategies and principal risks of the Funds are set forth in the fund descriptions below, together with performance information and financial highlights for each Fund. Each of the American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust operates as a "feeder fund" (referred to as "JHT Feeder Funds") which means that the Fund does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. See "American Feeder Funds -- Master -- Feeder Structure." The prospectus of the master fund for each of these feeder funds will be delivered together with this Prospectus.

INVESTMENT MANAGEMENT

     John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHT and the Funds. The Adviser administers the business and affairs of JHT and retains and compensates the investment subadvisers which manage the assets of the Funds. The subadvisers formulate continuous investments programs for the Funds, consistent with their investment goals and policies. The Adviser and subadvisers are registered as investment advisers under the Investment Advisers Act of 1940, as amended, or are exempt from such registration. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

INVESTMENT OBJECTIVES AND STRATEGIES

     Each Fund has a stated investment objective which it pursues through separate investment strategies or policies. The investment objective is nonfundamental (meaning that it may be changed without the approval of the shareholders of the Fund). There can be no assurance that a Fund will achieve its investment objective. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. See "Additional Information About the Funds' Principal Risks and Investment Policies."

ADDITIONAL INVESTMENT POLICIES

     Temporary Defensive Investing. Except as otherwise stated below in the description of a particular Fund, during unusual or unsettled market conditions, for purposes of meeting redemption requests or pending investment of its assets, each Fund may invest all or a portion of its assets in cash and securities that are highly liquid, including (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents and (b) securities of other investment companies that are money market funds. In the case of Funds investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a Fund is in a defensive position, its ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular Fund, each Fund is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." More complete descriptions of options, futures currency and other derivative transactions are set forth in the Statement of Additional Information (the "SAI").

     More complete descriptions of the money market instruments and certain other instruments in which certain Funds may invest and of the options, futures, currency and other derivative transactions that certain Funds may engage in are set forth in the SAI. A more complete description of the debt security ratings used by JHT assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") is included in Appendix I of the SAI.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

     Certain risks of investing in each Fund are set forth in the Fund's description. If these risks materialize, an investor could lose money in a Fund. The following and other risks are more fully described below under "Additional Information About the Funds' Principal Risks and Investment Policies."

      --  Active Management Risk

      --  Arbitrage Securities and Distressed Companies Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      --  Fixed Income Securities Risk

      --  Foreign Securities Risk

      --  High Portfolio Turnover Risk

      --  Investment Company Securities Risk

      --  Issuer Risk

      --  Liquidity Risk

      --  Mortgage-Backed and Asset-Backed Securities Risk

      --  Short Sale Risk

      --  Small and Medium Size Companies Risk

     An investment in any of the Funds is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION FOR EACH FUND

     Each Fund description contains a bar chart and a performance table which provide some indication of the risks of investing in the Fund.

     Bar Chart. The bar chart shows changes in the performance of Series I shares of each Fund (Series II shares in the case of the JHT Feeder Funds) from year to year over a ten-year period if available. The performance of NAV shares of each Fund would be higher since NAV shares do not have Rule 12b-1 fees. Funds with less than ten years of performance history show performance from the inception date of the Fund.

     Performance Table. The table compares each Fund's one, five and ten year average annual returns as of December 31, 2006 for each series of shares to those of a broad measure or index of market performance. If the period since inception of the Fund is less than one year, the performance shown will be the actual total return rather than an annualized total return.

     Performance information in the bar chart and the performance table reflects all fees charged to each Fund such as advisory fees and all Fund expenses. None of the Funds charges a sales load or a surrender fee. The performance information does not reflect the fees and expenses, including any sales loads or surrender charges, of any variable insurance contract, which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

PORTFOLIO MANAGERS

     See "Subadvisory Arrangements and Management Biographies" for information relating to the Funds' portfolio managers.

FEES AND EXPENSES FOR EACH FUND

     Each of the Funds (except the JHT Feeder Funds) may issue three classes of shares: NAV shares, Series I shares and Series II shares. The JHT Feeder Funds may issue Series I shares, Series II shares and Series III shares. The different share classes have different expense arrangements, including different Rule 12b-1 fees for Series I, Series II and Series III (NAV shares are not subject to Rule 12b-1 fees). Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees, and certain voting rights with respect to matters affecting only one or more classes as described under "Multiple Classes of Shares." The table below describes the fees and expenses for each class of shares of each Fund offered through this Prospectus. The fees and expenses do not reflect the fees and expenses of any variable insurance contract, which may use JHT as its underlying investment medium and would be higher if they did. Such fees and expenses are listed in the Prospectus for the variable insurance contract. None of the Funds charges a sales load or surrender fee although these fees may be imposed by the variable insurance contract.

FUND ANNUAL EXPENSES

     (as a percentage of JHT's average net assets for the fiscal year ended December 31, 2006)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             ACQUIRED
                                                                             FUND FEES      TOTAL        CONTRACTUAL       NET
                                     MANAGEMENT                   OTHER         AND       OPERATING        EXPENSE      OPERATING
FUNDS                                   FEES      12B-1 FEES   EXPENSES(1)   EXPENSES    EXPENSES(5)    REIMBURSEMENT   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON FOUNDING ALLOCATION(2,3)
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.05%        0.05%        0.07%        0.97%         1.14%          0.09%         1.05%
---------------------------------------------------------------------------------------------------------------------------------
GLOBAL(4,7)
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.82%        0.05%        0.14%        0.00%         1.01%          0.00%         1.01%
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT QUALITY BOND
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.60%        0.05%        0.07%        0.00%         0.72%          0.00%         0.72%
---------------------------------------------------------------------------------------------------------------------------------
LIFESTYLE BALANCED
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.04%        0.05%        0.01%        0.84%         0.94%          0.00%         0.94%
---------------------------------------------------------------------------------------------------------------------------------
LIFESTYLE CONSERVATIVE
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.04%        0.05%        0.02%        0.78%         0.89%          0.00%         0.89%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                             ACQUIRED
                                                                             FUND FEES      TOTAL        CONTRACTUAL       NET
                                     MANAGEMENT                   OTHER         AND       OPERATING        EXPENSE      OPERATING
FUNDS                                   FEES      12B-1 FEES   EXPENSES(1)   EXPENSES    EXPENSES(5)    REIMBURSEMENT   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
LIFESTYLE GROWTH
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.04%        0.05%        0.01%        0.87%         0.97%          0.00%         0.97%
---------------------------------------------------------------------------------------------------------------------------------
LIFESTYLE MODERATE
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.04%        0.05%        0.02%        0.81%         0.92%          0.00%         0.92%
---------------------------------------------------------------------------------------------------------------------------------
MID CAP STOCK
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.84%        0.05%        0.04%        0.00%         0.93%          0.00%         0.93%
---------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.86%        0.05%        0.04%        0.00%         0.95%          0.00%         0.95%
---------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.48%        0.05%        0.03%        0.00%         0.56%          0.00%         0.56%
---------------------------------------------------------------------------------------------------------------------------------
MUTUAL SHARES(2,7)
---------------------------------------------------------------------------------------------------------------------------------
Series I Class                          0.96%        0.05%        0.12%        0.00%         1.13%          0.02%         1.11%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                   FEEDER FUND                                    MASTER FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL                                      TOTAL MASTER
                                   MANAGEMENT    12B-1    OTHER      OPERATING    MANAGEMENT   12B-1    OTHER     FUND & FEEDER
FUNDS                                 FEES       FEES    EXPENSES   EXPENSES(5)    FEES(6)     FEES    EXPENSES   FUND EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
AMERICAN ASSET ALLOCATION
  TRUST(2)
-------------------------------------------------------------------------------------------------------------------------------
Series III Class                      0.00%      0.25%     0.03%        0.28%        0.32%     0.00%     0.01%        0.61%
-------------------------------------------------------------------------------------------------------------------------------
AMERICAN BLUE CHIP INCOME AND
  GROWTH TRUST
-------------------------------------------------------------------------------------------------------------------------------
Series III Class(2)                   0.00%      0.00%     0.04%        0.04%        0.42%     0.25%     0.01%        0.72%
-------------------------------------------------------------------------------------------------------------------------------
AMERICAN BOND TRUST
-------------------------------------------------------------------------------------------------------------------------------
Series III Class(2)                   0.00%      0.00%     0.03%        0.03%        0.41%     0.25%     0.01%        0.70%
-------------------------------------------------------------------------------------------------------------------------------
AMERICAN GLOBAL SMALL
  CAPITALIZATION TRUST(2)
-------------------------------------------------------------------------------------------------------------------------------
Series III Class                      0.00%      0.25%     0.03%        0.28%        0.72%     0.00%     0.05%        1.05%
-------------------------------------------------------------------------------------------------------------------------------
AMERICAN GROWTH TRUST
-------------------------------------------------------------------------------------------------------------------------------
Series III Class(2)                   0.00%      0.00%     0.03%        0.03%        0.32%     0.25%     0.02%        0.62%
-------------------------------------------------------------------------------------------------------------------------------
AMERICAN GROWTH-INCOME TRUST
-------------------------------------------------------------------------------------------------------------------------------
Series III Class(2)                   0.00%      0.00%     0.03%        0.03%        0.27%     0.25%     0.01%        0.56%
-------------------------------------------------------------------------------------------------------------------------------

(1)The Adviser has voluntarily agreed to limit Other Expenses as described under "Management of JHT -- Advisory Fee Waivers and Expense Reimbursements." The Adviser may terminate this limitation at any time upon notice to JHT.
(2)For Funds that have not started operations or have operations of less than six months as of December 31, 2006, expenses are based on estimates of expenses are expected to be incurred over the next year.
(3)The Franklin Templeton Founding Allocation Trust is subject to an expense reimbursement as noted under "Management of JHT -- Advisory Fee Waivers and Expense Reimbursements." This contractual expense reimbursement will remain in effect until May 1, 2008, but may be terminated by the Adviser any time after May 1, 2008. If expenses were not reimbursed, expenses reflected in the table would be higher. The Franklin Templeton Founding Allocation Trust currently invests in the Global Trust, and Mutual Shares Trust. The expenses of each of these funds are set forth above.
(4)The Adviser has voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Global Trust does not exceed 0.45% of the Fund's average net assets. For the year ended May 1, 2008, the effective annual advisory fees reflecting these waivers for the Global Trust was 0.80%. The Net Operating Expenses for Global Trust Series I, reflecting this waiver was 0.99% reflecting this waiver was 0.91%. These advisory fee waivers may be rescinded at any time.
(5)The "Total Operating Expenses" include fees and expenses incurred indirectly by a Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Fund Annual Expenses shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses. Acquired Fund Fees and Expenses are estimated, not actual, amounts based on the Fund's current fiscal year.

(6)Capital Research Management Company (the adviser to the master fund for each of the JHT Feeder Funds) is waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds prospectus or annual report for further information.
(7)The Adviser has contractually agreed to limit "Other Expenses" for the Fund as described under "Management of JHT -- Adviser Fee Waivers and Reimbursement." The limit will remain in effect until May 1, 2008.

EXAMPLE OF EXPENSES FOR EACH FUND

     The Example is intended to help an investor compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Example assumes that $10,000 is invested in a Fund for the time periods indicated and then all the shares are redeemed at the end of those periods. The Example also assumes that the investment has a 5% return each year, that a Fund's operating expenses remain the same and that no voluntary expense reimbursements are reflected. The Example does not reflect the expenses of any variable insurance contract that may use a Fund as its underlying investment medium. If such expenses were reflected, the expense amounts shown would be higher. Although a particular investor's actual expenses may be higher or lower, based on these assumptions the expenses would be:

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  AMERICAN ASSET ALLOCATION TRUST
-----------------------------------------------------------------------------------------------------------------------
  Series III Class                               $ 62                $195                $340               $  762
-----------------------------------------------------------------------------------------------------------------------
  AMERICAN BLUE CHIP INCOME AND GROWTH
     TRUST
-----------------------------------------------------------------------------------------------------------------------
  Series III Class                                 74                 230                 401                  894
-----------------------------------------------------------------------------------------------------------------------
  AMERICAN BOND TRUST
-----------------------------------------------------------------------------------------------------------------------
  Series III Class                                 72                 224                 390                  871
-----------------------------------------------------------------------------------------------------------------------
  AMERICAN GLOBAL SMALL CAPITALIZATION
     TRUST
-----------------------------------------------------------------------------------------------------------------------
  Series III Class                                107                 334                 579                1,283
-----------------------------------------------------------------------------------------------------------------------
  AMERICAN GROWTH TRUST
-----------------------------------------------------------------------------------------------------------------------
  Series III Class                                 63                 199                 346                  774
-----------------------------------------------------------------------------------------------------------------------
  AMERICAN GROWTH-INCOME TRUST
-----------------------------------------------------------------------------------------------------------------------
  Series III Class                                 57                 179                 313                  701
-----------------------------------------------------------------------------------------------------------------------
  FRANKLIN TEMPLETON FOUNDING
     ALLOCATION
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  107                 353                 619                1,378
-----------------------------------------------------------------------------------------------------------------------
  GLOBAL
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  103                 322                 558                1,236
-----------------------------------------------------------------------------------------------------------------------
  INVESTMENT QUALITY BOND
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   74                 230                 401                  894
-----------------------------------------------------------------------------------------------------------------------
  LIFESTYLE BALANCED
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   96                 300                 521                1,157
-----------------------------------------------------------------------------------------------------------------------
  LIFESTYLE CONSERVATIVE
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   91                 285                 494                1,099
-----------------------------------------------------------------------------------------------------------------------
  LIFESTYLE GROWTH
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   99                 308                 535                1,186
-----------------------------------------------------------------------------------------------------------------------
  LIFESTYLE MODERATE
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   94                 293                 509                1,131
-----------------------------------------------------------------------------------------------------------------------
  MID CAP STOCK
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   95                 296                 515                1,143
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 FUND                           1 YEAR              3 YEAR              5 YEAR             10 YEAR
-----------------------------------------------------------------------------------------------------------------------
  MID CAP VALUE
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                 $ 97                $303                $525               $1,166
-----------------------------------------------------------------------------------------------------------------------
  MONEY MARKET
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                   57                 179                 313                  701
-----------------------------------------------------------------------------------------------------------------------
  MUTUAL SHARES
-----------------------------------------------------------------------------------------------------------------------
  Series I Class                                  113                 357                 620                1,373
-----------------------------------------------------------------------------------------------------------------------

                                 MID CAP FUNDS

MID CAP STOCK TRUST

SUBADVISER:  Wellington Management Company, LLP

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the Fund, "medium-sized companies" are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index ($849 million to $20.77 billion as of February 28, 2007) or the S&P MidCap 400 Index ($589 million to $12.46 billion as of February 28, 2007).

     The subadviser's investment approach is based primarily on proprietary fundamental analysis. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. In analyzing companies for investment, the subadviser looks for, among other things, a strong balance sheet, strong earnings growth, attractive industry dynamics, strong competitive advantages (e.g., great management teams), and attractive relative value within the context of a security's primary trading market. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. The Fund may invest up to 25% of its total assets in foreign securities.

     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Equity Securities Risk
       (including growth investing risk)

      --  Foreign Securities Risk

      --  High Portfolio Turnover Risk

      --  Small and Medium Size Companies Risk

Past Performance (A)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 20.74% (for the quarter ended 12/31/2001) and the lowest return was -23.64% (for the quarter ended 3/31/2001).


--------------------------------------------------------------------------------

        -4.0%      -11.0%     -22.6%     42.3%      19.0%      14.6%      13.6%
         2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------


                                                           One      Five      Since     Date First
                                                           Year    Years    Inception   Available
 Mid Cap Stock Trust
   Series I                                               13.55%   11.28%     5.16%     05/01/1999
 Russell MidCap Growth Index(A)                           10.66%    8.22%     5.09%

(A)The return of the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since information for the index is only provided as of month end.

MID CAP VALUE TRUST

SUBADVISER:  Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE:  To seek capital appreciation.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations within the market capitalization range of companies in the Russell MidCap Index ($849 million to $20.77 billion as of February 28, 2007). The Fund invests 65% of its total assets in equity securities which it believes to be undervalued in the marketplace.

     The subadviser uses a value approach in managing the Fund. It generally tries to identify stocks of companies that have the potential for significant market appreciation due to growing recognition of improvement in their financial results or anticipation of such improvement. In trying to identify these companies, the subadviser looks for such factors as:

      --  Changes in economic and financial environment

      --  New or improved products or services

      -- Improved efficiencies resulting from new technologies or changes in distribution

      --  New or rapidly expanding markets

      --  Price increases for the company's products or services

      --  Changes in management or company structure

      -- Changes in government regulations, political climate or competitive conditions

     The Fund may invest up to 10% of its total assets in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. The subadviser does not consider American Depositary Receipts (ADRs) and securities of companies domiciled outside the U.S. that are traded in the U.S. to be "foreign securities." Accordingly, such investments are not subject to the 10% limitation on foreign securities.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Equity Securities Risk

      --  Small and Medium Size Companies Risk

Past Performance (A)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 15.35% (for the quarter ended 6/30/2003) and the lowest return was -14.75% (for the quarter ended 9/30/2002).


--------------------------------------------------------------------------------

        -10.1%     25.4%      24.5%       8.0%      12.3%
         2002       2003       2004       2005       2006

--------------------------------------------------------------------------------


                                             One       Five        Since     Date First
                                             Year      Years     Inception   Available
             Mid Cap Value Trust
               Series I                     12.27%    11.20%      10.71%     04/30/2001
             Russell MidCap Value Index(A)  20.22%    15.88%      13.99%

(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of a month end.

                              INTERNATIONAL FUNDS

GLOBAL TRUST

SUBADVISER:  Templeton Global Advisors Limited

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests primarily in the equity securities of companies located throughout the world, including emerging markets.

     Depending upon current market conditions, the Fund generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debenture are examples of debt securities. The Fund also invests in depositary receipts. Equity securities may include common stocks, preferred stocks and convertible securities. The Fund may lend certain of its securities.

     When choosing equity investments for the Fund, the subadviser applies a "bottom up," value-oriented. long-term approach, focusing on the market price of a company's securities relative to the subadviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The subadviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

     The Fund may use various derivative strategies to help to protect its assets, implement a cash or tax management strategy or enhance its returns. No more than 5% of the Fund's total assets may be invested in, or exposed to, options and swaps agreements (as measured at the time of investment).

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

          (including value risk investing)

      --  Foreign Securities Risk

          (including emerging market risk)

      --  Fixed Income Security Risk

      --  Issuer Risk

      --  Liquidity Risk

Past Performance( A)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 17.83% (for the quarter ended 6/30/2003) and the lowest return was -16.96% (for the quarter ended 9/30/2001).


--------------------------------------------------------------------------------

        20.8%      12.3%       3.7%      12.2%      -16.1%     -19.1%     27.5%      14.8%      10.7%      20.3%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------


                                                           One      Five     Ten    Date First
                                                           Year    Years    Years   Available
 Global Trust
   Series I                                               20.32%    9.53%   7.63%   03/18/1988
 MSCI World Index                                         20.65%   10.49%   8.08%

(A)Effective October 1, 1996, April 30, 2001 and December 9, 2003, the Fund changed its subadviser. Performance reflects results prior to these changes.

                               FIXED INCOME FUNDS

INVESTMENT QUALITY BOND TRUST

SUBADVISER:  Wellington Management Company, LLP

INVESTMENT OBJECTIVE:  To provide a high level of current income consistent with the maintenance of principal and liquidity.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least
                       80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The Fund will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

     The subadviser's investment decisions derive from a three-pronged analysis, including:

      --  sector analysis,

      --  credit research, and

      --  call protection.

     Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by the subadviser, such as call protection (payment guarantees), an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions. Individual purchase and sale decisions are made on the basis of relative value and the contribution of a security to the desired characteristics of the overall Fund. Factors considered include:

      --   relative valuation of available alternatives,

      --   impact on portfolio yield, quality and liquidity, and

      --   impact on portfolio maturity and sector weights.

     The subadviser attempts to maintain a high, steady and possibly growing income stream.

     At least 80% of the Fund's net assets are invested in investment grade bonds and debentures, including:

      -- marketable debt securities of U.S. and foreign issuers (payable in U.S. dollars), rated as investment grade by Moody's or Standard & Poor's at the time of purchase, including privately placed debt securities, corporate bonds, asset-backed securities and commercial mortgage-backed securities;

      -- securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities; and

      -- cash and cash equivalent securities which are authorized for purchase by the Money Market Fund.

     The balance (no more than 20%) of the Fund's net assets may be invested in below investment grade bonds and other securities including privately placed debt securities:

      --   U.S. and foreign debt securities,

      --   preferred stocks,

      --   convertible securities (including those issued in the Euromarket),

      --   securities carrying warrants to purchase equity securities, and

      -- non-investment grade and investment grade non-U.S. dollar fixed income securities, including up to 5% emerging market fixed income securities.

     In pursuing its investment objective, the Fund may invest up to 20% of its net assets in U.S. and foreign high yield (high risk) corporate and government debt securities (commonly known as "junk bonds"). These instruments are rated "Ba" or below by Moody's or "BB" or below by S&P's (or, if unrated, are deemed of comparable quality as determined by the subadviser). The high yield sovereign debt securities in which the Fund will invest are described below under "Strategic Bond Fund". No minimum rating standard is required for a purchase of high yield securities by the Fund. While the Fund may only invest up to 20% of its net assets in securities rated in these rating categories at the time of investment, it is not required to dispose of bonds that may be downgraded after purchase, even though such downgrade may cause the Fund to exceed this 20% maximum.

     The Fund normally maintains an average Fund duration of between 3 and 7 years. However, the Fund may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of the Fund's portfolio to changes in interest rates.

     The Fund may make short sales of a security including short sales "against the box."

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Fixed Income Securities Risk

          (including low rated fixed income securities risk)

      --  Foreign Securities Risk

      --  Issuer Risk

      --  Liquidity Risk

      --  Mortgage-Backed and Asset-Backed Securities Risk

      --  Short Sale Risk

Past Performance(A, B)
     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 4.40% (for the quarter ended 9/30/2002) and the lowest return was -3.01% (for the quarter ended 6/30/2004).


--------------------------------------------------------------------------------

         9.8%       8.7%      -1.8%       9.4%       7.3%       9.9%       7.3%       4.8%       2.3%       3.6%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------


                                                            One      Five       Ten     Date First
                                                           Year      Years     Years    Available
 Investment Quality Bond Trust
   Series I                                                 3.57%     5.54%     6.07%   06/18/1985
 Lehman Brothers Aggregate Bond Index                       4.33%     5.06%     6.24%
 Combined Index(B)                                          3.86%     5.27%     6.29%

(A)Effective April 23, 1991, the Fund changed its subadviser and investment objective. Performance reflects results prior to these changes.

(B)The Combined Index is comprised of 50% of the return of the Lehman Brothers Government Bond Index and 50% of the return of the Lehman Brothers Credit Bond Index.

MONEY MARKET TRUST

SUBADVISER:  MFC Global Investment Management (U.S.A.) Limited

INVESTMENT OBJECTIVE:  To obtain maximum current income consistent with preservation of principal and liquidity.

INVESTMENT STRATEGIES: Under normal market conditions, the Funds invests in high quality, U.S. dollar denominated money market instruments.

     The subadviser may invest the Funds' assets in high quality, U.S. dollar denominated money market instruments of the following types:

      -- obligations issued or guaranteed as to principal and interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress ("U.S. Government Securities"), or obligations of foreign governments including those issued or guaranteed as to principal or interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency (any foreign obligation acquired by the Funds must be payable in U.S. dollars);

      -- certificates of deposit, bank notes, time deposits, Eurodollars, Yankee obligations and bankers' acceptances of U.S. banks, foreign branches of U.S. banks, foreign banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100,000,000 (or less than $100,000,000 if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation or the Saving Association Insurance Fund);

      -- commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest rating categories by any NRSRO (such as "P-1" or "P-2" by Moody's or "A-1" or "A-2" by Standard & Poor's) or, if not rated, is issued by a company which the subadviser acting pursuant to guidelines established by the Funds' Board of Trustees, has determined to be of minimal credit risk and comparable quality;

      -- corporate obligations maturing in 397 days or less which at the date of investment are rated within the two highest rating categories by any NRSRO (such as "Aa" or higher by Moody's or "AA" or higher by Standard & Poor's);

      -- short-term obligations issued by state and local governmental issuers;

      -- securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to features for credit enhancement or for shortening effective maturity; and

      -- repurchase agreements with respect to any of the foregoing obligations.

     Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the Funds and the note issuer. The subadviser monitors the creditworthiness of the note issuer and its earning power and cash flow. The subadviser will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

     All of the Funds' investments will mature in 397 days or less and the Funds maintain a dollar-weighted average portfolio maturity of 90 days or less. By limiting the maturity of their investments, the Funds seek to lessen the changes in the value of their assets caused by fluctuations in short-term interest rates. In addition, the Funds invest only in securities which the Funds' Board of Trustees determines to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds also intend to maintain, to the extent practicable, a constant per share NAV of $10.00. There is no assurance that the Funds will be able to do so.

     The Funds may invest up to 20% of their total assets in any of the U.S. dollar denominated foreign securities described above. The Funds are not authorized to enter into mortgage dollar rolls or warrants.

     An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in these Funds. For example, a Fund could lose money if a security purchased by the Fund is downgraded and the Fund must sell the security at less than the cost of the security.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Fixed Income Securities Risk

      --  Foreign Securities Risk

Past Performance

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 1.52% (for the quarter ended 12/31/2000) and the lowest return was 0.11% (for the quarter ended 3/31/2004).

--------------------------------------------------------------------------------

         5.2%       5.1%       4.6%       5.9%       3.6%       1.2%       0.6%       0.8%       2.7%       4.4%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------


                                                           One    Five     Ten    Date First
                                                          Year    Years   Years   Available
 Money Market Trust
   Series I                                               4.44%   1.92%   3.38%   06/18/1985
 Citigroup 3mth Treasury Bill Index                       4.76%   2.35%   3.67%

                                SPECIALTY FUNDS

MUTUAL SHARES TRUST

SUBADVISERS:  Franklin Mutual Advisers, LLC

INVESTMENT OBJECTIVE:  To seek capital appreciation, which may occasionally be short-term. Income is a secondary objective.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests mainly in equity securities (including convertible securities or securities the subadviser expects to be exchanged for common or preferred stock) of companies of any nation that the subadviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

     Following this value-oriented strategy, the Fund invests primarily in:

      -- Undervalued Securities. Securities the subadviser believes are trading at a discount to intrinsic value.

     And, to a lesser extent, the Fund also invests in:

      -- Risk Arbitrage Securities. Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the subadviser believes are inexpensive relative to an economically equivalent security of the same or another company.

      -- Distressed Companies. Securities of companies that are, or are about to be, involved in reorganizations, financial realigning or bankruptcy.

     In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. The Fund currently invests predominantly in mid- and large-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, and a portion of its assets may be invested in small-cap companies.

     While the Fund generally purchases securities for investment purposes, the subadviser may seek occasionally to influence or control management, or invest in other companies to do so, when it believes the Fund may benefit.

     The Fund expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

     The Fund's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation rather than to seek income.

     When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the subadviser believes is either inexpensive relative to the price of the other security or otherwise undervalued, and sells short the security that the subadviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring or other corporate action or event.

     The subadviser employs a research driven, fundamental value strategy for the Fund. In choosing equity investments, the subadviser focuses on the market price of a company's securities relative to the subadviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the subadviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The subadviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Arbitrage Securities and Distressed Companies Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk (including value investing risk)

      --  Fixed Income Securities Risk

      --  Foreign Securities Risk

      --  Issuer Risk

      --  Liquidity Risk

      --  Short Sale Risk

      --  Small and Medium Size Company Risk

Past Performance

     Past performance is not provided since the Fund commenced operations in May 2007.

                                 FUND OF FUNDS

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST

SUBADVISER:  MFC Global Investment Management (U.S.A.) Limited

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The Franklin Templeton Founding Allocation Trust differs from the Funds previously described (other than other funds of funds) in that the Franklin Templeton Founding Allocation Trust invests in other Funds and in other investment companies (collectively, "Underlying Funds") as well as other types of investments as described below.

     The Franklin Templeton Founding Allocation Trust currently invests primarily in three Underlying Funds: the Global Trust, Income Trust and Mutual Shares Trust, which are described in Appendix A to the Prospectus. However, it is also authorized to invest without limitation in other Underlying Funds and in other types of investments as described below.

     The Franklin Templeton Founding Allocation Trust may purchase any Funds except other JHT funds of funds and the American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust. When purchasing shares of other JHT Funds, the Franklin Templeton Founding Allocation Trust only purchases NAV shares (which are not subject to Rule 12b-1 fees).

Other Permitted Investments

     The Franklin Templeton Founding Allocation Trust may also:

      --   Purchase U.S. government securities and short-term paper.

      -- Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act, subject to the limits set forth under the 1940 Act and rules thereunder.

      -- Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the Adviser, including ETFs, subject to the limits set forth under the 1940 Act and rules thereunder.

      --   Purchase securities of registered closed-end investment companies.

      --   Purchase domestic and foreign equity and fixed income securities.

      -- Invest in equity securities that may include common and preferred stocks of large, medium and small capitalization companies in both developed (including the U.S.) and emerging markets.

      -- Invest in fixed income securities that may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgaged-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed income securities rated below investment grade (sometimes referred to as "junk bonds").

      -- Invest up to 15% of its net assets in illiquid securities of entities such as limited partnerships and other pooled investment vehicles, including hedge funds.

      -- Make short sales of securities (borrow and sell securities not owned by the Fund), either to realize appreciation when a security that the Fund does not own declines in value or as a hedge against potential declines in the value of a Fund security.

      -- Invest in publicly traded partnerships, including publicly traded partnerships that invest principally in commodities or commodity-linked derivatives.

      -- Purchase and sell commodities and enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities.

     Because of uncertainties under Federal tax laws as to whether income from commodity-linked derivative instruments would constitute "qualifying income" to a regulated investment company, the Franklin Templeton Founding Allocation Trust is not permitted to invest in such instruments unless the subadviser obtains prior written approval from the Franklin Templeton Founding Allocation Trust's Chief Compliance Officer. See "Additional Information Concerning Taxes" in the SAI.

     The Franklin Templeton Founding Allocation Trust is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Franklin Templeton Founding Allocation Trust will be directed to its Underlying Funds that most deviate from its target allocation. Quarterly, the subadviser may also rebalance the Franklin Templeton Founding Allocation Trust's Underlying Funds to maintain target allocations.

Management of the Franklin Templeton Founding Allocation Trust

     Subject to the limitations described above, the Franklin Templeton Founding Allocation Trust may at any time invest any percentage of its assets in any of the different investments described above. The subadviser may from time to time adjust the percentage of assets invested in any specific investment held by the Franklin Templeton Founding Allocation Trust. Such adjustments may be made, for example, to increase or decrease the Franklin Templeton Founding Allocation Trust's holdings of particular asset classes, to adjust portfolio quality or the duration of fixed income securities or to increase or reduce the percent of the Franklin Templeton Founding Allocation Trust's assets subject to the management of a particular Underlying Fund subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

     The investment performance of the Franklin Templeton Founding Allocation Trust will reflect both its subadviser's allocation decisions with respect to its investments and the investment decisions made by the adviser or subadviser to an investment company or similar entity in which the Franklin Templeton Founding Allocation Trust invests.

Principal Risks of Investing in the Franklin Templeton Founding Allocation Trust

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      -- Fixed Income Securities Risk (including lower rated fixed income securities risk)

      --  Foreign Securities Risk

      --  Investment Company Securities Risk

      --  Issuer Risk

      --  Liquidity Risk

Past Performance

     Performance is not provided since the Fund commenced operations in May
2007.

THE LIFESTYLE TRUSTS

SUBADVISERS: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

      -- Deutsche Investment Management Americas, Inc. provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Lifestyle Trusts.

     There are four Lifestyle Trusts -- Growth, Balanced, Moderate and Conservative. The Lifestyle Trusts differ from the Funds previously described in that each Lifestyle Trust invests in a number of the other Funds of JHT which invest primarily in either equity securities or fixed income securities, as applicable ("Underlying Funds"). Each Lifestyle Trust has a target percentage allocation between the two types of Underlying Funds (fixed income and equity).

------------------------------------------------------------------------------------------------------------
         FUND                     INVESTMENT OBJECTIVE                       INVESTMENT STRATEGIES
------------------------------------------------------------------------------------------------------------
Lifestyle Growth        Long-term growth of capital. Current       The Fund invests approximately 20% of its
                        income is also a consideration.            assets in Underlying Funds which invest
                                                                   primarily in fixed income securities and
                                                                   approximately 80% in Underlying Funds
                                                                   which invest primarily in equity
                                                                   securities.
Lifestyle Balanced      A balance between a high level of current  The Fund invests approximately 40% of its
                        income and growth of capital, with a       assets in Underlying Funds which invest
                        greater emphasis on growth of capital.     primarily in fixed income securities and
                                                                   approximately 60% in Underlying Funds
                                                                   which invest primarily in equity
                                                                   securities.
Lifestyle Moderate      A balance between a high level of current  The Fund invests approximately 60% of its
                        income and growth of capital, with a       assets in Underlying Funds which invest
                        greater emphasis on income.                primarily in fixed income securities and
                                                                   approximately 40% in Underlying Funds
                                                                   which invest primarily in equity
                                                                   securities.
Lifestyle Conservative  A high level of current income with some   The Fund invests approximately 80% of its
                        consideration given to growth of capital.  assets in Underlying Funds which invest primarily in fixed income securities and
                                                                   approximately 20% in Underlying Funds
                                                                   which invest primarily in equity
                                                                   securities.
------------------------------------------------------------------------------------------------------------

Additional Information on Investment Strategies

     The Lifestyle Trusts seek to provide a variety of comprehensive investment programs designed for differing investment orientations. Each program is implemented by means of selected long-term investment allocations among the Underlying Funds.

     The Funds eligible for purchase by the Lifestyle Trusts consist of all of the non-Lifestyle Trusts except the American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust, American Growth-Income Trust, American Global Growth Trust, American High-Income Bond Trust, American New World Trust, American Global Small Cap Trust and American Asset Allocation Trust. The Underlying Funds are grouped according to whether they invest primarily in fixed income securities or equity securities.

     The Lifestyle Trusts may invest in various Underlying Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Underlying Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Underlying Funds in which the Lifestyle Trusts invest focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Underlying Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities.

     Because substantially all of the securities in which the Lifestyle Trusts may invest are Underlying Funds, each of the Lifestyle Trusts is non-diversified for purposes of the 1940 Act.

     Variations in the target percentage allocations between the two types of Underlying Funds (fixed income and equity) are permitted up to 10% in either direction. For example, based on its investment allocation of approximately 80% of assets in fixed income securities and 20% of assets in equity securities, the Lifestyle Conservative Trust may have a fixed income/ equity allocation of 90%/10% or 70%/30%. Variations beyond the permissible deviation range of 10% are not permitted. However, in light of market or economic conditions, MFC Global (U.S.A.) may determine that the normal percentage limitations should be exceeded to protect the Fund or to achieve the Fund's objective.

     Each Lifestyle Trust purchases only NAV shares of the Underlying Funds. (NAV shares are not subject to any Rule 12b-1 fees).

Rebalancing

     Each Lifestyle Trust is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for each Lifestyle Trust will be directed to its Underlying Fund that most deviates from target. Quarterly, the subadviser may also rebalance each Lifestyle Trust's Underlying Funds to maintain target allocations. The subadviser may from time to time adjust the percent of assets invested in any specific Underlying Fund held by a Lifestyle Trust. Such adjustments may be made to increase or decrease the Lifestyle Trust's holdings of particular asset classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed income securities. Adjustments may also be made to increase or reduce the percent of the Lifestyle Trust's assets subject to the management of a particular Underlying Fund subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

     The investment performance of each Lifestyle Trust will reflect both its subadviser's allocation decisions with respect to Underlying Funds and the investment decisions made by the Underlying Funds' subadvisers. Each Lifestyle Trust bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the Underlying Funds in which it invests.

Use of Hedging and Other Strategic Transactions

     The Lifestyle Trusts are not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Lifestyle Trusts are not authorized to purchase warrants or indexed/structured securities or enter into mortgage dollar rolls.

Principal Risks of Investing in the Lifestyle Trusts

     The Lifestyle Trusts are ranked in order of risk. The Lifestyle Growth portfolio is the riskiest of the Lifestyle Trusts since it invests 80% of its assets in Underlying Funds which invest primarily in equity securities. The Lifestyle Conservative portfolio is the least risky of the Lifestyle Trusts since it invests approximately 80% of its assets in Underlying Funds which invest primarily in fixed income securities. Each Lifestyle Trust is subject to the same risks as the Underlying Funds in which it invests. The principal risks of investing in each of the Lifestyle Trusts are:

      -- To the extent a Lifestyle Trust invests in Underlying Funds that invest primarily in equity securities, its portfolio will be subject to the risks of investing in equity securities.

      -- To the extent a Lifestyle Trust invests in Underlying Funds that invest primarily in fixed income securities, its portfolio will be subject to the risks of investing in fixed income securities. Some of the fixed income portfolios may invest in non-investment grade securities.

      -- To the extent a Lifestyle Trust invests in Underlying Funds that invest in foreign securities, its portfolio will be subject to the risks of investing in foreign securities.

     The risks of investing in these securities are set forth below under "Additional Information About the Funds' Principal Risks and Investment Policies."

Other Permitted Investments

     Each Fund may:

      --   Purchase U.S. government securities and short-term paper.

      -- Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.

      -- Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the Adviser to the Fund, including ETFs.

      --   Purchase domestic and foreign equity and fixed-income securities.

      -- Invest in equity securities, which may include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.

      -- Invest in fixed-income securities, which may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed-income securities rated below investment grade.

      -- Purchase securities of registered closed-end investment companies that are part of the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.

      -- Invest up to 15% of its net assets in illiquid securities of such entities as limited partnerships and other pooled investment vehicles such as hedge funds.

      -- Make short sales of securities (borrow and sell securities not owned by the Fund), either to realize appreciation when a security that the Fund does not own declines in value or as a hedge against potential declines in the value of a Fund security.

      -- Invest in publicly traded partnerships, including publicly traded partnerships that invest principally in commodities or commodities-linked derivatives.

     Each Fund may use various investment strategies such as hedging and other related transactions. For example, the Fund may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the Fund. In addition, these strategies may be used to gain exposure to a particular securities market.

     Because of uncertainties under Federal tax laws as to whether income from commodity-linked derivative instruments would constitute "qualifying income" to a regulated investment company, the Fund is not permitted to invest in such instruments unless the subadviser obtains prior written approval from the Fund's Chief Compliance Officer. See "Additional Information Concerning Taxes" in the SAI.

Past Performance(A, B, C, D, E, F)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 14.90% (for the quarter ended 6/30/2003) and the lowest return was -14.50% (for the quarter ended 9/30/2002).


--------------------------------------------------------------------------------

         6.1%      16.5%      -3.2%      -9.2%      -15.8%     29.5%      14.6%       8.7%      13.5%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------


                                                           One     Five      Since     Date First
                                                           Year    Years   Inception   Available
 Lifestyle Growth Trust
   Series I                                               13.50%   9.03%     6.68%     01/07/1997
 S&P 500 Index(A)                                         15.79%   6.19%     8.26%
 Combined Index(A, B)                                     13.43%   6.13%     8.22%

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 11.62% (for the quarter ended 6/30/2003) and the lowest return was -10.36% (for the quarter ended 9/30/1998).


--------------------------------------------------------------------------------

         5.7%      12.4%       2.3%      -4.9%      -10.0%     24.0%      13.5%       6.9%      12.7%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------


                                                           One     Five      Since     Date First
                                                           Year    Years   Inception   Available
 Lifestyle Balanced Trust
   Series I                                               12.73%   8.83%     7.27%     01/07/1997
 Combined Index(A, C)                                     15.79%   6.19%     8.26%
 S&P 500 Index(A)                                         11.12%   5.99%     7.90%

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 8.71% (for the quarter ended 6/30/2003) and the lowest return was -5.57% (for the quarter ended 9/30/2002).


--------------------------------------------------------------------------------

         9.8%       7.8%       3.9%      -1.1%      -4.1%      17.8%      11.0%       4.2%      10.4%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------


                                                           One     Five      Since     Date First
                                                           Year    Years   Inception   Available
 Lifestyle Moderate Trust
   Series I                                               10.42%   7.62%    7.17%      01/07/1997
 Lehman Brothers
   Aggregate Bond Index(A)                                 4.33%   5.06%    6.30%
 Combined Index(A, D)                                      8.83%   5.76%    7.46%

     The bar chart reflects the performance of Series I shares. During the period shown in the bar chart, the highest quarterly return was 5.64% (for the quarter ended 6/30/2003) and the lowest return was -2.08% (for the quarter ended 6/30/2004).


--------------------------------------------------------------------------------

        10.2%       4.2%       7.5%       3.3%       1.8%      11.5%       8.6%       2.9%       8.4%
         1998       1999       2000       2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------


                                                           One    Five      Since     Date First
                                                          Year    Years   Inception   Available
 Lifestyle Conservative Trust
   Series I                                               8.44%   6.57%    7.01%      01/07/1997
 Lehman Brothers
   Aggregate Bond Index(A)                                4.33%   5.06%    6.30%
 Combined Index(A, E)                                     6.57%   5.45%    6.91%

(A)The return for the index under "Since Inception" is calculated from the month end closest to the inception date of the Fund since the information for this index is only provided as of a month end.

(B)The Combined Index was added to more accurately reflect the investment objective of the Lifestyle Growth Trust. The Combined Index consists of 80% of the S&P 500 Index and 20% of the Lehman Brothers Aggregate Bond Index.

(C)The Combined Index was added to more accurately reflect the investment objective of the Lifestyle Balanced Trust. The Combined Index consists of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index.

(D)The Combined Index was added to more accurately reflect the investment objective of the Lifestyle Moderate Trust. The Combined Index consists of 40% of the S&P 500 Index and 60% of the Lehman Brothers Aggregate Bond Index.

(E)The Combined Index was added to more accurately reflect the investment objective of the Lifestyle Conservative Trust. The Combined Index consists of 20% of the S&P 500 Index and 80% of the Lehman Brothers Aggregate Bond Index.

(F)During the time periods shown below, a portion of the Lifestyle Trust's expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

                             AMERICAN FEEDER FUNDS

AMERICAN ASSET ALLOCATION TRUST
AMERICAN BLUE CHIP INCOME AND GROWTH TRUST
AMERICAN BOND TRUST
AMERICAN GLOBAL SMALL CAPITALIZATION TRUST
AMERICAN GROWTH TRUST
AMERICAN GROWTH-INCOME TRUST

MASTER-FEEDER STRUCTURE

     Each of the American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust and American Growth-Income Trust, the JHT Feeder Funds, operates as a "feeder fund." A "feeder fund" is a fund that does not buy investment securities directly; instead, each invests in a "master fund" which in turn purchases investment securities. Each JHT Feeder Fund has the same investment objective and limitations as its master fund. Each master fund is a series of American Funds Insurance Series ("American Funds Master Funds"). Each JHT Feeder Fund's master fund is listed below:

                  JHT FEEDER FUND                                 AMERICAN FUND MASTER FUND
American Asset Allocation Trust                      Asset Allocation Fund (Class 1 shares)
American Blue Chip Income and Growth Trust           Blue Chip Income and Growth Fund (Class 2 shares)
American Bond Trust                                  Bond Fund (Class 2 shares)
American Global Small Capitalization Trust           Global Small Capitalization Fund (Class 1 shares)
American Growth Trust                                Growth Fund (Class 2 shares)
American Growth-Income Trust                         Growth-Income Fund (Class 2 shares)

The prospectus for the American Fund Master Funds is delivered together with this Prospectus.

Investment Objectives and Strategies

     Each JHT Feeder Fund has a stated investment objective which is the same as the objective of the American Fund Master Fund in which it invests. Each American Fund Master Fund pursues this objective through separate investment strategies or policies. There can be no assurance that JHT Feeder Fund or the American Fund Master Fund will achieve its investment objective. The differences in objectives and policies among the American Fund Master Funds can be expected to affect the return of JHT Feeder Fund and the degree of market and financial risk to which each JHT Feeder Fund is subject. Additional information about JHT Feeder Funds' and American Fund Master Fund's investment policies is set forth below under "Additional Information About Each JHT Feeder Fund's and each American Fund Master Fund's Investments -- Additional Investment Policies." The investment objective of each JHT Feeder Fund is nonfundamental (i.e., the objective may be changed without the approval of shareholders).

     More complete descriptions of certain other instruments in which JHT Feeder Funds may invest are set forth in the SAI.

     Portfolio Turnover. Portfolio changes of the American Fund Master Funds will be made without regard to the length of time particular investments may have been held. Unless otherwise noted in the following descriptions, each American Fund Master Fund anticipates that its annual portfolio turnover rate will not exceed 100%. A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the American Fund Master Fund. The portfolio turnover rate of each American Fund Master Fund may vary from year to year, as well as within a year.

ADDITIONAL INFORMATION ABOUT EACH JHT FEEDER FUND'S AND EACH AMERICAN FUND MASTER FUND'S INVESTMENTS

GENERAL INFORMATION

MASTER-FEEDER STRUCTURE

     Each master fund may have other shareholders, each of whom will pay their proportionate share of the master fund's expenses. A large shareholder of a master fund could have more voting power than a JHT Feeder Fund on matters of a master fund submitted to shareholder vote. In addition, a large redemption by another shareholder of the master fund may increase the proportionate share of the costs of the master fund borne by the remaining shareholders of the master fund, including JHT Feeder Fund.

     Each JHT Feeder Fund has the right to withdraw its entire investment from its corresponding master fund without shareholder approval if the Board determines that it is in the best interest of JHT Feeder Fund and its shareholders to do so. At the time of such withdrawal, the Board would have to consider what action should be taken which may include: (a) investing all of the assets of the JHT Feeder Funds in another master fund, (b) electing to have another adviser manage the assets directly (either as an adviser to the JHT Feeder Funds or as a subadviser to the JHT Feeder Funds with John Hancock Investment Management Services, LLC as the adviser) or (c) taking other appropriate action. A withdrawal by a JHT Feeder Fund of its investment in the corresponding master fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to JHT Feeder Fund. Should such a distribution occur, JHT Feeder Fund could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a JHT Feeder Fund could result in a less diversified portfolio of investments and could affect adversely the liquidity of JHT Feeder Fund.

     Because each JHT Feeder Fund invests substantially all of its assets in a master fund, each JHT Feeder Fund will bear the fees and expenses of both JHT Feeder Fund and the master fund. Therefore, JHT Feeder Fund fees and expenses may be higher than those of a fund which invests directly in securities.

REPURCHASE AGREEMENTS

     Each of the JHT Feeder Funds may enter into repurchase agreements. Information regarding repurchase agreements is set forth under "Additional Information about the Funds' Principal Investment Policies -- Repurchase Agreements."

ADDITIONAL INVESTMENT POLICIES

     Additional investment policies of the master funds are set forth in the statement of additional information of the master fund which is available upon request.

                             ADVISORY ARRANGEMENTS

     Because the JHT Feeder Funds are feeder funds, they do not have an investment adviser. See the master funds' prospectus for a description of the master funds' advisory arrangements.

     Capital Research and Management Company ("CRMC"), an experienced investment management organization founded in 1931, serves as investment adviser to each American Fund Master Fund and to other mutual funds, including those in The American Funds Group. CRMC, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. CRMC manages the investment portfolio and business affairs of each American Fund Master Fund.

     The total management fee paid by each master fund, as a percentage of average net assets, for the fiscal year ended December 31, 2006 is as follows:

                            Asset Allocation Fund............................   0.32%*
                            Blue Chip Income and Growth Fund.................   0.42%*
                            Bond Fund........................................   0.41%*
                            Global Small Capitalization Fund.................   0.72%*
                            Growth Fund......................................   0.32%*
                            Growth-Income Fund...............................   0.27%*

*CRMC is waiving a portion of its management fee. The fee shown does not reflect the waiver. Please see the financial highlights table in the American Funds prospectus or annual report for further information.

AMERICAN ASSET ALLOCATION TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

INVESTMENT STRATEGIES: The American Asset Allocation Trust invests all of its assets in the master fund, Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series. The Asset Allocation Fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the Asset Allocation Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as "junk bonds." The Asset Allocation Fund is designed for investors seeking above-average total return.

     In seeking to pursue its investment objective, the Asset Allocation Fund will vary its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the Asset Allocation Fund's investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40% - 80% in equity securities, 20% - 50% in debt securities and 0% - 40% in money market instruments. The proportion of equities, debt and money market securities held by the Asset Allocation Fund will vary with market conditions and the investment adviser's assessment of their relative attractiveness as investment opportunities. The Asset Allocation Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S., including emerging markets, and not included in S&P's 500 Composite Index, and up to 5% of its assets in debt securities of non-U.S. issuers.

Temporary Defensive Investing

     The Asset Allocation Fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      --  Fixed Income Securities Risk

      --  Foreign Securities Risk (including Emerging Market Risk)

      --  Issuer Risk

      --  Liquidity Risk

      --  Small and Medium Size Company Risk

     The risks of investing in the Asset Allocation Fund are set forth in the prospectus for the American Fund Master Funds.

Past Performance

     Performance information is not provided since the Fund commenced operation in May 2007.

AMERICAN BLUE CHIP INCOME AND GROWTH TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to produce income exceeding the average yield on
                       U.S. stocks generally (as represented by the average yield on the Standard & Poor's 500 Composite Index) and to provide an opportunity for growth of principal consistent with sound common stock investing.

INVESTMENT STRATEGIES: The American Blue Chip Income and Growth Trust invests all of its assets in the master fund, Class 2 shares of the Blue Chip Income and Growth Fund, a series of American Funds Insurance Series. The Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Blue Chip Income and Growth Fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The Blue Chip and Income Growth Fund will invest, under normal market conditions, at least 90% of its assets in equity securities.

Temporary Defensive Investing

     The Blue Chip Income and Growth Fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of a fund's objective in a period of rising market prices; conversely, it would reduce a fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.

Principal Risks of Investing in this Fund

     The Principal Risks of Investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      --  Foreign Securities Risk

      --  Issuer Risk

      --  Liquidity Risk

     The risks of investing in the Blue Chip Income and Growth Fund are set forth in the prospectus for the American Fund Master Fund.

Past Performance

     Performance information is not provided since Series III was first offered in May 2007.

AMERICAN BOND TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to maximize current income and preserve capital.

INVESTMENT STRATEGIES: The American Bond Trust invests all of its assets in the master fund, Class 2 shares of the Bond Fund, a series of American Funds Insurance Series. The Bond Fund normally invests at least 80% of its assets in bonds. (This policy is subject to change only upon 60 days' notice to shareholders.) The Bond Fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba or below by Moody's and BB or below by S&P or that are unrated but determined to be of equivalent quality (so called "junk bonds"). It may invest in bonds of issuers domiciled outside the United States.

Temporary Defensive Investing

     The Bond Fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could negatively affect the fund's investment results in a period of rising market prices; conversely, it would reduce a fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Fixed Income Securities Risk

      --  Foreign Securities Risk (including Emerging Market Risk)

      --  Issuer Risk

      --  Liquidity Risk

      --  Lower Rated Fixed Income Securities Risk

     The risks of investing in the Bond Fund are set forth in the prospectus for the American Fund Master Fund.

Past Performance

     Performance information is not provided since Series III was first offered in May 2007.

AMERICAN GLOBAL SMALL CAPITALIZATION TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to make the shareholders' investment grow over time.

INVESTMENT STRATEGIES: The American Global Small Capitalization Trust invests all of its assets in the master fund, Class 1 shares of the Global Small Capitalization Fund, a series of American Funds Insurance Series. The Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world, including emerging markets. Normally, the Global Small Capitalization Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase.

     The Global Small Capitalization Fund holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. CRMC currently defines "small market capitalization" companies to be companies with market capitalizations of $3.5 billion or less. CRMC has periodically reevaluated and adjusted this definition and may continue to do so in the future. The Global Small Capitalization Fund is designed for investors seeking capital appreciation through stocks. Investors in the Global Small Capitalization Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

Temporary Defensive Investing

     The Global Small Capitalization Fund may also hold cash or money market instruments. The size of the Fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      --  Foreign Securities Risk (including Emerging Market Risk)

      --  Growth Investing Risk

      --  Issuer Risk

      --  Liquidity Risk

      --  Small and Medium Size Company Risk

     The risks of investing in the Global Small Capitalization Fund are set forth in the prospectus for the American Fund Master Fund.

Past Performance

     Performance information is not provided since the Fund commenced operation in May 2007.

AMERICAN GROWTH TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to make the shareholders' investment grow.

INVESTMENT STRATEGIES: The American Growth Trust invests all of its assets in the master fund, Class 2 shares of the Growth Fund, a series of American Funds Insurance Series. The Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not included in the S&P 500 Composite Index.

Temporary Defensive Investing

     The Growth Fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.

     The Growth Fund may invest in the securities of companies which the subadviser believes are poised for growth. In certain economic, political or market conditions, the price of such securities may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) or such securities may underperform value securities.

Principal Risks of Investing in this Portfolio

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      --  Foreign Securities Risk

      --  Growth Investing Risk

      --  Issuer Risk

      --  Liquidity Risk

     The risks of investing in the Growth Fund are also set forth in the prospectus for the American Fund Master Fund.

Past Performance

     Performance information is not provided since Series III was first offered in May 2007.

AMERICAN GROWTH-INCOME TRUST

ADVISER TO MASTER FUND:  Capital Research and Management Company ("CRMC")

INVESTMENT OBJECTIVE:  To seek to make the shareholders' investments grow and to provide the shareholder with income over time.

INVESTMENT STRATEGIES: The American Growth-Income Trust invests all of its assets in the master fund, Class 2 shares of the Growth-Income Fund, a series of American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth-Income Fund may invest a portion of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index.

Temporary Defensive Investing

     The Growth-Income Fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.

Principal Risks of Investing in this Fund

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      --  Foreign Securities Risk

      --  Issuer Risk

      --  Liquidity Risk

     The risks of investing in the Growth-Income Fund are set forth in the prospectus for the American Fund Master Fund.

Past Performance

     Performance information is not provided since Series III was first offered in May 2007.

                          ADDITIONAL INFORMATION ABOUT

               THE FUNDS' PRINCIPAL RISKS AND INVESTMENT POLICIES

RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

     The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

ACTIVE MANAGEMENT RISK

     The Funds that are not index funds are actively managed by their subadvisers. The performance of a Fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving a Fund's investment objective. If the subadvisers' investment strategies do not perform as expected, the Funds could underperform other mutual funds with similar investment objectives or lose money.

ARBITRAGE SECURITIES AND DISTRESSED COMPANIES RISK

     A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Fund invests in risk arbitrage securities may not be completed on the terms contemplated, resulting in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

CREDIT AND COUNTERPARTY RISK

     Credit and counterparty risk is the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, or a borrower of a Fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

DERIVATIVES RISK

     The ability of a Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, and market risk, counterparty risk, credit risk, interest risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a Fund's securities. Even if the subadviser only uses hedging and other Strategic transactions in a Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a significant loss to a Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a Fund's initial investment in such contracts. In addition, these transactions could result in a loss to a Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other Strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. See "Hedging and Other Strategic Transactions" below.

EQUITY SECURITIES RISK

     Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Funds are invested in decline or if overall market and economic conditions deteriorate. Even Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

     Value Investing Risk. The Funds may purchase some equity securities (generally referred to as "value stocks") primarily because they are selling at prices below what the subadvisers believe to be their fundamental values and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisers investing in such securities, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A Fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will under perform growth stocks.

     Growth Investing Risk. The Funds may purchase some equity securities (generally referred to as "growth stocks" or "growth securities") primarily because the subadvisers believe that these securities will experience relatively rapid earnings growth. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A Fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

FIXED INCOME SECURITIES RISK

     Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

     Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

     Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Fund's investments. Funds that may invest in lower rated fixed income securities commonly referred to as "junk" securities are riskier than funds that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

INVESTMENT GRADE DEBT SECURITIES

     Investment grade debt securities are securities of issuers rated at the time of purchase in the four highest rating categories by a nationally recognized securities rating organization, such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P's Division of The McGraw Hill Companies, Inc. (or, if unrated, of comparable quality as determined by the subadviser).

     Investment Grade Fixed Income Securities in the Lowest Rating Category Risk. Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

     Lower Rated Fixed Income Securities Risk. Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's), commonly known as "junk bonds." The principal risks of investing in these securities are as follows:

 -- Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

 -- Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

 -- Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

 -- Dependence on Subadviser's Own Credit Analysis. While a subadviser may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

 --   Additional Risks Regarding Lower Rated Corporate Fixed Income
      Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

 -- Additional Risks Regarding Lower Rated Foreign Government Fixed Income Securities. Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described under "Foreign Securities Risk". In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

FOREIGN SECURITIES RISK

     The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

 -- Currency Fluctuations. Investments in foreign securities may cause a Fund to lose money when converting investments from foreign currencies into U.S. dollars. A Fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the Fund could still lose money. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the lack of intervention) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

 -- Political and Economic Conditions. Investments in foreign securities subject a Fund to the political or economic conditions of the foreign country. These conditions could cause Fund investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the Fund from selling its investment and taking the money out of the country.

 -- Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a Fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a Fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

 -- Nationalization of Assets. Investments in foreign securities subject a Fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

 -- Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the Fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

 -- Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

HIGH PORTFOLIO TURNOVER RISK

     A high Fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a Fund. The portfolio turnover rate of a Fund may vary from year to year, as well as within a year.

INVESTMENT COMPANY SECURITIES RISK

     Each Fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

See "Risk Factors -- Fund of Funds Risk" in the SAI for further information regarding investments in other investments companies.

ISSUER RISK

     An issuer of a security purchased by a Fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LIQUIDITY RISK

     A Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for Funds which invest in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

     Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

     Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

     When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

     When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

     The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the Fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

     Collateralized Mortgage Obligations. A Fund may invest in mortgage-backed securities called collateralized mortgage obligations ("CMOs"). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

     Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

SHORT SALES RISK

     See "Short Sales" under "Additional Information About the Funds' Principal Investment Policies".

SMALL AND MEDIUM SIZE COMPANIES RISK

Small or Unseasoned Companies:

 -- Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

 -- Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

 -- Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a Fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

 -- Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

 -- Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies:

 -- Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

ADDITIONAL INFORMATION ABOUT THE FUNDS' PRINCIPAL INVESTMENT POLICIES

     Subject to certain restrictions and except as noted below, a Fund may use the following investment strategies and purchase the following types of securities.

FOREIGN REPURCHASE AGREEMENTS

     A Fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

     The Funds are authorized to use a variety of hedging or other strategic investment strategies and transactions. These strategies and transactions will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Funds. Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies and transactions may also be used to gain exposure to a particular market or market risk. The hedging and other strategic transactions which may be used but are not limited to the following:

      -- exchange-listed and over-the-counter put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,

      -- financial futures contracts (including stock index and other securities futures),

      --   interest rate transactions*,

      --   currency transactions**,

      -- swap transactions (including but not limited to interest rate, index, equity, credit default, currency and commodity swaps, as well as other credit, equity and commodity derivatives),

      --   caps, floors and collars, and

      --   structured notes, and similar securities.

* A Fund's interest rate transactions may take the form of swaps, caps, floors, collars, futures and options, among other transactions.

**A Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts, among other transactions.

     Collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions." The description in this Prospectus (including the introductory description under "Investment Objectives and Strategies") indicates which, if any, of these types of transactions may be used by the Funds.

     Hedging and other strategic transactions may be used for the following purposes, among others:

      -- to attempt to protect against possible changes in the market value of securities held or to be purchased by the Funds resulting from securities markets or currency exchange rate fluctuations,

      --   to protect a Fund's unrealized gains in the value of its securities,

      -- to facilitate the sale of a Fund's securities for investment purposes,

      --   to manage the effective maturity or duration of a Fund's securities,

      -- to establish a position in the derivatives markets as a method of gaining exposure to a particular market or market risk, or

      -- to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

ILLIQUID SECURITIES

     Each Fund is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount from the last offer price.

INDEXED/STRUCTURED SECURITIES

     The Funds may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments. The Funds bear the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

LENDING OF FUND SECURITIES

     Each Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

LOAN PARTICIPATIONS

     The Funds may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

MORTGAGE DOLLAR ROLLS

     The Funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

     At the time a Fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

     The Funds may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a Fund's NAV per share, the Funds will cover the transaction as described above.

REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a Fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The Fund's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.

REVERSE REPURCHASE AGREEMENTS

     The Funds may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a Fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Funds will maintain on their records liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund's NAV per share, the Funds will cover the transaction as described above.

SHORT SALES

     The Funds may make short sales of securities. This means a Fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. A Fund may also make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

     Until a Fund closes its short position or replaces a borrowed security, a Fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or
(ii) otherwise cover its short position.

U.S. GOVERNMENT SECURITIES

     The Funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

WARRANTS

     The Funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

WHEN-ISSUED SECURITIES/FORWARD COMMITMENTS

     In order to help ensure the availability of suitable securities, a Fund may purchase debt or equity securities on a "when-issued" or on a "forward commitment" basis. These terms mean that the obligations will be delivered to the Fund at a future date, which may be a month or more after the date of commitment. While awaiting delivery of the obligations purchased on such bases, a Fund will maintain on its records liquid assets equal to the amount of the commitments to purchase when-issued or forward delivery securities. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction.

     These investment strategies and securities are described further in the SAI.

                               MANAGEMENT OF JHT

ADVISORY ARRANGEMENTS

     John Hancock Investment Management Services, LLC (the "Adviser") is the adviser to JHT. The Adviser is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Adviser is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The Adviser administers the business and affairs of JHT. The Adviser also selects, contracts with and compensates subadvisers to manage the investment and reinvestment of the assets of all Funds. The Adviser does not itself manage any of JHT portfolio assets but has ultimate responsibility to oversee the subadvisers. In this connection, the Adviser (i) monitors the compliance of the subadvisers with the investment objectives and related policies of each Fund,
(ii) reviews the performance of the subadvisers and (iii) reports periodically on such performance to the Trustees of JHT.

     A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement for each Fund of JHT (except those listed below) is available in JHT's annual report to shareholders for the year ended December 31, 2006. A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement for the Mutual Shares and Franklin Templeton Founding Allocation will be available in JHT's semi-annual report to shareholders for the six month period ended June 30, 2007.

     JHT has received an order from the SEC permitting the Adviser to appoint a subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by shareholders. JHT, therefore, is able to change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHT (other than by reason of serving as subadviser to a Fund) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

     As compensation for its services, the Adviser receives a fee from JHT computed separately for each Fund. On September 22-23, 2005, the Trustees of JHT approved an amendment to JHT's advisory agreement changing the method of calculating the advisory fees of most JHT Funds. This change, which is described below, became effective October 14, 2005.

     Prior to the amendment to the advisory agreement, the advisory fee was stated as an annual percentage of the current value of a Fund's net assets. Under the advisory agreement as amended, the amount of the advisory fee for most Funds is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate is calculated each day by applying the annual percentage rates in the tables below to the applicable portions of Aggregate Net Assets shown in the tables and dividing the sum of the amounts so determined by Aggregate Net Assets. The term Aggregate Net Assets includes the net assets of the Fund as well as of one or more other funds managed by the same subadviser as indicated in the notes to the tables, but only for the period during which the subadviser for the Fund also serves as the subadviser for the other funds.

     Under the advisory agreement, both before and after the amendment, the advisory fee is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the annual percentage rate for a Fund by the value of the net assets of the Fund at the close of business on the previous business day of JHT.

     The following tables present a schedule of the management fees each Fund currently is obligated to pay the Adviser, either as an annual percentage of the current value of the Fund's net assets or as a percentage of Aggregate Net Assets. For information on the advisory fee for the master fund for each of the JHT Feeder Funds please refer to the master fund prospectus (the American Funds Insurance Series prospectus) which accompanies this Prospectus as well as the disclosure regarding these four Funds set forth above under "Fees and Expenses for Each Fund."

        FUNDS WHERE NET ASSETS AGGREGATED WITH NET ASSETS OF OTHER FUNDS
                    FOR PURPOSES OF DETERMINING BREAKPOINTS

                                                        BETWEEN             BETWEEN             BETWEEN
                                       FIRST        $50 MILLION AND     $200 MILLION AND    $500 MILLION AND     EXCESS OVER
                                    $50 MILLION     $200 MILLION OF     $500 MILLION OF      $1 BILLION OF      $1 BILLION OF
                                    OF AGGREGATE     AGGREGATE NET       AGGREGATE NET         AGGREGATE          AGGREGATE
FUND                                 NET ASSETS          ASSETS              ASSETS            NET ASSETS        NET ASSETS
----                                ------------    ---------------     ----------------    ----------------    -------------
Investment Quality Bond(1)........     0.600%            0.600%              0.600%              0.550%             0.550%
Mid Cap Stock(2)..................     0.875%            0.875%              0.850%              0.825%             0.825%
Mid Cap Value(3)..................     0.900%            0.900%              0.850%              0.825%             0.825%
Money Market(4)...................     0.500%            0.500%              0.500%              0.470%             0.470%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the Investment Quality Bond Trust, a series of JHT, and the Investment Quality Bond Fund, a series of John Hancock Funds II, are included.
(2)For purposes of determining Aggregate Net Assets, the net assets of: the Mid Cap Stock Trust, a series of JHT, and the Mid Cap Stock Fund, a series of John Hancock Funds II, are included.
(3)For purposes of determining Aggregate Net Assets, the net assets of: the Mid Cap Value Trust, a series of JHT, and the Mid Cap Value Fund, a series of John Hancock Funds II, are included.
(4)For purposes of determining Aggregate Net Assets, the net assets of: the Money Market Trust, a series of JHT, and the Money Market Fund, a series of John Hancock Funds II, are included.

                                      FIRST           EXCESS OVER
                                  $1 BILLION OF      $1 BILLION OF
                                    AGGREGATE          AGGREGATE
FUND                               NET ASSETS          NET ASSETS
----                             ---------------    ----------------
Global(1)......................       0.850%             0.800%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the Global Trust, a series of JHT, the Global Fund, a series of John Hancock Funds II, the International Value Trust, a series of JHT, and the International Value Fund, a series of John Hancock Funds II, are included.

                  FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST

     The Franklin Templeton Founding Allocation Trust pays the Adviser a management fee which has two components: (a) a fee on net assets invested in Affiliated Funds ("Affiliated Fund Assets") and (b) a fee on net assets not invested in Affiliated Funds ("Other Assets"). Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III.

ADVISORY FEE ON AFFILIATED FUND ASSETS

     (a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the net assets of the Franklin Templeton Founding Allocation Trust determined in accordance with the following schedule, and that rate is applied to the Affiliated Fund Assets of the Franklin Templeton Founding Allocation Trust.

         NET ASSETS OF THE FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST

   FIRST             EXCESS OVER
$500 MILLION         $500 MILLION
------------         ------------
   0.050%               0.040%

ADVISORY FEE ON OTHER ASSETS

     (b) The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the Franklin Templeton Founding Allocation Trust determined in accordance with the following schedule, and that rate is applied to the Other Assets of the Franklin Templeton Founding Allocation Trust.

           NET ASSETS OF FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST

   FIRST             EXCESS OVER
$500 MILLION         $500 MILLION
------------         ------------
   0.500%               0.490%

                                LIFESTYLE TRUSTS

                                       FIRST           EXCESS OVER
                                  $7.5 BILLION OF    $7.5 BILLION OF
                                     AGGREGATE          AGGREGATE
FUND                               NET ASSETS(1)      NET ASSETS(1)
----                              ---------------    ----------------
Lifestyle Growth................       0.050%             0.040%
Lifestyle Balanced..............       0.050%             0.040%
Lifestyle Moderate..............       0.050%             0.040%
Lifestyle Conservative..........       0.050%             0.040%

---------------

(1)For purposes of determining Aggregate Net Assets, the net assets of:
Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust, and Lifestyle Conservative Trust, each a series of John Hancock Trust and Lifestyle Aggressive Fund, Lifestyle Growth Fund, Lifestyle Balanced Fund, Lifestyle Moderate Fund, Lifestyle Conservative Fund, each a series of John Hancock Funds II, are included.

       FUNDS WHERE NET ASSETS NOT AGGREGATED WITH NET ASSETS OTHER FUNDS
                    FOR PURPOSES OF DETERMINING BREAKPOINTS

                                     ALL ASSET
FUND                                  LEVELS
----                                 ---------
Mutual Shares...................       0.960%

ADVISORY FEE WAIVERS

     Advisory Fee Waiver for All Funds of JHT Except Those Noted Below. Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain Funds of JHT or otherwise reimburse the expenses of those Funds (the "Participating Funds") as set forth below (the "Reimbursement"). The Participating Funds are all Funds of JHT except the following:

     The five Lifestyle Trusts

     Absolute Return Trust

     American Bond Trust

     American Growth Trust

     American International Trust

     American Blue Chip Income and Growth Trust

     American Growth-Income Trust

     American Global Growth Trust

     American High-Income Bond Trust

     American New World Trust

     American Global Small Capitalization Trust

     American Asset Allocation Trust

     Money Market Trust B

     500 Index Trust B

     International Equity Index Trust B

     Bond Index Trust B

     Index Allocation Trust

     Franklin Templeton Founding Allocation Trust

     The Reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Funds that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Funds in proportion to the daily net assets of each Fund. The Reimbursement may be terminated or modified at any time by the Adviser upon notice to JHT and approval of the Board of Trustees of JHT.

     Franklin Templeton Founding Allocation Trust. The Adviser has contractually agreed to reduce the advisory for the Franklin Templeton Founding Allocation Trust to the rates noted below until May 1, 2008. This reduction may be terminated any time after May 1, 2008.

     The advisory fee on Affiliated Fund Assets is: 0% of Affiliated Fund Assets

     The advisory fee on Other Assets is:

   FIRST       EXCESS OVER
$500 MILLION   $500 MILLION
------------   ------------
   0.450%         0.450%

VOLUNTARY EXPENSE LIMITATION

     All Funds Except the Lifestyle Trusts, Global Trust, JHT Feeder Funds, Mutual Shares, and the Franklin Templeton Founding Allocation Trust (the "Excluded Portfolios"). The Adviser has agreed to reduce its advisory fee for a class of shares of a Fund of JHT in an amount equal to the amount by which the Expenses of such class of the Fund exceed the Expense Limit set forth below and, if necessary, to remit to that class of the Fund an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Fund excluding: (a) advisory fees, (b) Rule 12b-1 fees,
(c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business.

Expense Limit (as a percentage of the average annual net assets of the Fund attributable to the class)

     - 0.50% in the case of all other Funds except the Excluded Funds noted above.

     These expense limitations will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. These voluntary expense limitations may be terminated any time.

     Global Trust, Mutual Shares Trust. The Adviser has contractually agreed to reduce its advisory fee for a class of shares of the Funds of JHT noted below in an amount equal to the amount by which the Expenses of such class of the Fund exceed the Expense Limit set forth below and, if necessary, to remit to that class of the Fund an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Fund excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions,
(g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. Expense Limit (as a percentage of the average annual net assets of the Fund attributable to the class)

     -  0.100% in the case of the Mutual Shares Trust
     -  0.150% in the case of the Global Trust

     The Adviser has contractually agreed to reimburse expenses until May 1, 2008. This reimbursement may be terminated any time after May 1, 2008.

     Franklin Templeton Founding Allocation Trust. The Adviser has contractually agreed to reimburse the Fund's Expenses that exceed 0.025% of its average annual net assets. Expenses means all expenses of the Fund excluding:
(a) Rule 12b-1 fees, (b) Underlying Fund expenses, (c) taxes, (d) portfolio brokerage, (e) interest, and (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The Adviser has contractually agreed to reimburse Expenses until May 1, 2008. This reimbursement may be terminated any time after May 1, 2008.

SUBADVISORY ARRANGEMENTS AND MANAGEMENT BIOGRAPHIES

     The Adviser has entered into subadvisory agreements with the subadvisers to the Funds. Under these agreements, the subadvisers manage the assets of the Funds, subject to the supervision of the Adviser and the Trustees of JHT. Each subadviser formulates a continuous investment program for each Fund it subadvises, consistent with the Fund's investment goal and strategy as described above. Each subadviser regularly reports to the Adviser and the Trustees of JHT with respect to the implementation of such programs. A discussion regarding the basis for the Board of Trustees' approval of each subadvisory agreement is available in the Fund's annual report to shareholders for the year ended December 31, 2006. A discussion regarding the basis for the Board of Trustees' approval of the subadvisory agreements for the Small Cap Intrinsic Value, Mutual Shares, Franklin Templeton Founding Allocation and Mid Cap Intersection Trusts will be available in JHT's semi-annual report to shareholders for the six-month period ended June 30, 2007.

     Subadvisory Fees. Each subadviser is compensated by the Adviser, subject to Board approval, and not by the Fund or Funds which it subadvises.

     Set forth below, alphabetically by subadviser, is information about the subadvisers and the portfolio managers for the Funds, including a brief summary of the portfolio managers' business careers over the past five years. The SAI includes additional details about the Funds' portfolio managers, including information about their compensation, accounts they manage other than the Funds and their ownership of Fund securities.

CAPITAL RESEARCH MANAGEMENT COMPANY ("CRMC")

     CRMC is located at 333 South Hope Street, Los Angeles, California 90071. CRMC is a wholly-owned subsidiary of Capital Group Companies, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CRMC has been providing investment management services since 1968.

     CRMC uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by CRMC's investment committee. In addition, CRMC's investment analysts may make investment decisions with respect to a portion of a fund's portfolio.

     The primary individual portfolio counselors for each of the funds are:

                                                     PRIMARY TITLE WITH INVESTMENT
PORTFOLIO COUNSELOR                                     ADVISER (OR AFFILIATE)
FOR THE SERIES/TITLE        PORTFOLIO COUNSELOR        AND INVESTMENT EXPERIENCE     PORTFOLIO COUNSELOR'S ROLE IN
(IF APPLICABLE)          EXPERIENCE IN THE FUND(S)      DURING PAST FIVE YEARS         MANAGEMENT OF THE FUND(S)
--------------------     -------------------------   -----------------------------   -----------------------------
James K. Dunton          Growth-Income Fund -- 24    Senior Vice President and       Serves as an equity portfolio
Vice Chairman of the     years (since the fund's     Director, CRMC                  counselor for Growth-Income
Board                    inception)                                                  Fund and Blue Chip Income and
                         Blue Chip Income and        Investment professional for     Growth Fund
                         Growth Fund -- 7 years      46 years, all with CRMC or
                         (since the fund's           affiliate
                         inception)
Donald D. O'Neal         Growth-Income Fund -- 3     Senior Vice President and       Serves as an equity portfolio
President and Trustee    years                       Director, CRMC                  counselor for Growth-Income
                                                                                     Fund
                                                     Investment professional for
                                                     23 years, all with CRMC or
                                                     affiliate
Alan N. Berro            Asset Allocation Fund --    Vice President, CRMC            Serves as an equity portfolio
Senior Vice President    8 years                                                     counselor for Asset
                                                     Investment professional for     Allocation Fund
                                                     22 years in total; 17 years
                                                     with CRMC or affiliate
Abner D. Goldstine       Bond Fund -- 12 years       Senior Vice President and       Serves as a fixed-income
Senior Vice President    (since the fund's           Director, CRMC                  portfolio counselor for Bond
                         inception)                                                  Fund
                                                     Investment professional for
                                                     56 years in total; 41 years
                                                     with CRMC or affiliate
John H. Smet             Bond Fund -- 12 years       Senior Vice President, CRMC     Serves as a fixed-income
Senior Vice President    (since the fund's                                           portfolio counselor for Bond
                         inception)                  Investment professional for     Fund and U.S. Government/
                                                     26 years in total; 25 years     AAA-Rated Securities Fund
                                                     with CRMC or affiliate
Claudia P. Huntington    Growth-Income Fund -- 14    Senior Vice President, CRMC     Serves as an equity portfolio
Vice President           years (plus 5 years of                                      counselor for Growth-Income
                         prior experience as an      Investment professional for     Fund
                         investment analyst for      35 years in total; 33 years
                         the fund)                   with CRMC or affiliate

                                                     PRIMARY TITLE WITH INVESTMENT
PORTFOLIO COUNSELOR                                     ADVISER (OR AFFILIATE)
FOR THE SERIES/TITLE        PORTFOLIO COUNSELOR        AND INVESTMENT EXPERIENCE     PORTFOLIO COUNSELOR'S ROLE IN
(IF APPLICABLE)          EXPERIENCE IN THE FUND(S)      DURING PAST FIVE YEARS         MANAGEMENT OF THE FUND(S)
--------------------     -------------------------   -----------------------------   -----------------------------
Susan M. Tolson          Asset Allocation Fund --    Senior Vice President,          Serves as a fixed-income
Vice President           8 years                     Capital Research Company        portfolio counselor for Asset
                                                                                     Allocation Fund
                                                     Investment professional for
                                                     20 years in total; 18 years
                                                     with CRMC or affiliate
David C. Barclay         Bond Fund -- 10 years       Senior Vice President, CRMC     Serves as a fixed-income
                                                                                     portfolio counselor for Bond
                                                     Investment professional for     Fund
                                                     27 years in total; 20 years
                                                     with Capital Research and
                                                     Management Company or
                                                     affiliate
Donnalisa Barnum         Growth Fund -- 5 years      Senior Vice President,          Serves as an equity portfolio
                                                     Capital Research Company        counselor for Growth Fund
                                                     Investment professional for
                                                     27 years in total; 22 years
                                                     with CRMC or affiliate
Gordon Crawford          Global Small                Senior Vice President, CRMC     Serves as an equity portfolio
                         Capitalization Fund -- 10                                   counselor for Global Small
                         years (since the fund's     Investment professional for     Capitalization Fund and
                         inception)                  37 years, all with CRMC or      Growth Fund
                         Growth Fund -- 14 years     affiliate
                         (plus 5 years of prior
                         experience as an
                         investment analyst for
                         the fund)
Mark H. Dalzell          Bond Fund -- 3 years        Senior Vice President,          Serves as a fixed-income
                                                     Capital Research Company        portfolio counselor for Bond
                                                                                     Fund
                                                     Investment professional for
                                                     30 years in total; 20 years
                                                     with CRMC or affiliate
Mark E. Denning          Global Small                Director, Capital Research      Serves as an equity portfolio
                         Capitalization Fund -- 10   and Management Company          counselor (primarily
                         years (since the fund's                                     non-U.S.) for Global Small
                         inception)                  Investment professional for     Capitalization Fund
                                                     26 years, all with CRMC or
                                                     affiliate

                                                     PRIMARY TITLE WITH INVESTMENT
PORTFOLIO COUNSELOR                                     ADVISER (OR AFFILIATE)
FOR THE SERIES/TITLE        PORTFOLIO COUNSELOR        AND INVESTMENT EXPERIENCE     PORTFOLIO COUNSELOR'S ROLE IN
(IF APPLICABLE)          EXPERIENCE IN THE FUND(S)      DURING PAST FIVE YEARS         MANAGEMENT OF THE FUND(S)
--------------------     -------------------------   -----------------------------   -----------------------------
J. Blair Frank           Global Small                Vice President, Capital         Serves as an equity portfolio
                         Capitalization Fund -- 5    Research Company                counselor for Global Small
                         years                                                       Capitalization Fund
                                                     Investment professional for
                                                     15 years in total; 14 years
                                                     with CRMC or affiliate
Nick J. Grace            Global Growth Fund -- 6     Senior Vice President,          Serves as an equity portfolio
                         years (plus 4 years of      Capital Research Company        counselor for Global Growth
                         prior experience as an                                      Fund
                         investment analyst for      Investment professional for
                         the fund)                   18 years in total; 14 years
                                                     with CRMC or affiliate
Chris Buchbinder         Blue Chip Income and        Senior Vice President --        Serves as an equity portfolio
                         Growth Fund -- less than    Capital Research Global         counselor for Blue Chip
                         1 year                      Investors, and Director,        Income and Growth Fund
                                                     Capital Research Company
                                                     Investment professional for
                                                     12 years, all with Capital
                                                     Research and Management
                                                     Company or affiliate

James B. Lovelace        Blue Chip Income and        Senior Vice President --        Serves as an equity portfolio
                         Growth Fund -- less than    Capital Research Global         counselor for Blue Chip
                         1 year                      Investors, and Director,        Income and Growth Fund
                                                     Capital Research and
                                                     Management Company
                                                     Investment professional for
                                                     25 years, all with Capital
                                                     Research and Management
                                                     Company or affiliate
Gregg E. Ireland         Growth Fund -- 2 years      Senior Vice President,          Serves as an equity portfolio
                                                     Capital Research and            counselor for Growth Fund
                                                     Management Company
                                                     Investment professional for
                                                     35 years, all with CRMC or
                                                     affiliate
Michael T. Kerr          Asset Allocation Fund --    Vice President, Capital         Serves as an equity portfolio
                         3 years Growth Fund -- 3    Research and Management         counselor for Asset
                         years                       Company                         Allocation Fund and Growth
                                                                                     Fund
                                                     Investment professional for
                                                     25 years in total; 23 years
                                                     with CRMC or affiliate

                                                     PRIMARY TITLE WITH INVESTMENT
PORTFOLIO COUNSELOR                                     ADVISER (OR AFFILIATE)
FOR THE SERIES/TITLE        PORTFOLIO COUNSELOR        AND INVESTMENT EXPERIENCE     PORTFOLIO COUNSELOR'S ROLE IN
(IF APPLICABLE)          EXPERIENCE IN THE FUND(S)      DURING PAST FIVE YEARS         MANAGEMENT OF THE FUND(S)
--------------------     -------------------------   -----------------------------   -----------------------------
Ronald B. Morrow         Growth Fund -- 5 years      Senior Vice President,          Serves as an equity portfolio
                         (plus 6 years of prior      Capital Research Company        counselor for Growth Fund
                         experience as an
                         investment analyst for      Investment professional for
                         the fund)                   40 years in total; 11 years
                                                     with CRMC or affiliate
James R. Mulally         Asset Allocation Fund --    Senior Vice President,          Serves as a fixed-income
                         2 years                     Capital International Limited   portfolio counselor for Asset
                                                                                     Allocation Fund
                                                     Investment professional for
                                                     32 years in total; 28 years
                                                     with CRMC or affiliate

                                                     PRIMARY TITLE WITH INVESTMENT
PORTFOLIO COUNSELOR                                   ADVISER (OR AFFILIATE) AND
FOR THE SERIES/TITLE        PORTFOLIO COUNSELOR          INVESTMENT EXPERIENCE       PORTFOLIO COUNSELOR'S ROLE IN
(IF APPLICABLE)          EXPERIENCE IN THE FUND(S)      DURING PAST FIVE YEARS         MANAGEMENT OF THE FUND(S)
--------------------     -------------------------   -----------------------------   -----------------------------
C. Ross Sappenfield      Growth-Income Fund -- 9     Vice President, Capital         Serves as an equity portfolio
                         years                       Research and Management         counselor for Growth-Income
                         Blue Chip Income and        Company                         Fund and Blue Chip Income and
                         Growth Fund -- 7 years                                      Growth Fund
                         (since the fund's           Investment professional for
                         inception)                  16 years, all with CRMC or
                                                     affiliate

     Additional information regarding the portfolio managers' compensation, management of other accounts, and ownership of securities in The American Funds Insurance Series can be found in the Statement of Additional Information.

FRANKLIN MUTUAL ADVISERS ("FRANKLIN MUTUAL")

     Franklin Mutual is located at 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078. Franklin Mutual is an indirect wholly owned subsidiary of Franklin Resources, Inc.

FUND                                                            PORTFOLIO MANAGER
----                                                            -----------------
Mutual Shares Trust............................  Peter Langerman
                                                 F. David Segal, CFA
                                                 Deborah A. Turner, CFA

      -- Peter Langerman is President, Chief Executive Officer of Franklin Mutual. Mr. Langerman rejoined Franklin Templeton Investments in 2005. He has been co-portfolio manager of the Fund since its inception. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation.

      -- F. David Segal has been co-portfolio manager of the Fund since its inception. Prior to joining Franklin Templeton Investments in 2002, he was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.

      -- Deborah A. Turner has been the assistant portfolio manager of the Fund since its inception. She has been with Franklin Templeton Investments since 1996. Between 1993-1996, Ms. Turner was employed at Heine Securities Corporation.

LORD, ABBETT & CO. LLC ("LORD ABBETT")

     Lord Abbett was founded in 1929 and manages one of America's oldest mutual fund complexes. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

FUND                                             PORTFOLIO MANAGERS
----                                             ------------------
Mid Cap Value Trust............................  Howard E. Hansen
                                                 Edward K. von der Linde

      -- Howard E. Hansen. Partner and Portfolio Manager -- Mid Cap Value; joined Lord Abbett in 1995.

      -- Edward K. von der Linde. Partner and Director -- Mid Cap Value; joined Lord Abbett in 1988.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED ("MFC GLOBAL (U.S.A.)")

     MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Fund for which it is the subadviser as well as other portfolios advised by the Adviser. MFC Global (U.S.A.) is an indirect, wholly-owned subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Fund Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

FUND                                             PORTFOLIO MANAGERS
----                                             ------------------
Money Market Trust.............................  Maralyn Kobayashi
                                                 Faisal Rahman
Lifestyle Trusts...............................  Steve Orlich
                                                 Scott Warlow
Franklin Templeton Founding Allocation Trust...  Steve Orlich

      -- Maralyn Kobayashi, Vice President and Senior Portfolio Manager of Money Market Fund; joined MFC Global (U.S.A.) in 1981.

      --   Faisal Rahman CFA, Portfolio Managers joined MFC Global (U.S.A.) in
           2001.

      -- Steve Orlich (since May 2006). Vice President and Senior Portfolio Manager, Asset Allocation at MFC Global Investment Management. He joined MFC Global in 1998. He is an associate of the Society of Actuaries and has a M.A. in Theoretical Mathematics.

      -- Scott Warlow. Co-portfolio manager; an Assistant Vice President and Portfolio Manager, Asset Allocation Portfolios, is responsible for strategic asset allocations, style analysis of fund managers, and developing methods and models for tactical asset allocation; joined MFC Global (U.S.A.) in 2002.

TEMPLETON GLOBAL ADVISORS LIMITED ("TEMPLETON GLOBAL")

     Templeton Global is located at Box N-7759, Nassau, Bahamas and has been in the business of providing investment advisory services since 1954. As of December 31, 2006, Templeton and its affiliates managed over $301 billion in assets. Templeton Global is an indirect wholly owned subsidiary of Franklin Resources, Inc.

FUND                                             PORTFOLIO MANAGERS
----                                             ------------------
Global Trust...................................  Cindy Sweeting, CFA
                                                 Tucker Scott, CFA
                                                 Lisa Myers, CFA

      -- Cindy Sweeting, CFA, Lead Portfolio Manager; President; joined Templeton Global in 1997.

      -- Tucker Scott, CFA, Executive Vice President; joined Templeton Global in 1996; previously worked at Aeltus Investment Management.

      --   Lisa Myers, CFA, Senior Vice President; joined Templeton Global in
           1996.

WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT")

     Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928.

FUND                                                           PORTFOLIO MANAGERS
----                                                           ------------------
Investment Quality Bond Trust..................  Thomas L. Pappas, CFA
                                                 Christopher L. Gootkind, CFA
                                                 Christopher A. Jones, CFA
Mid Cap Stock Trust............................  Michael T. Carmen, CFA, CPA
                                                 Mario E. Abularach, CFA

      -- Mario E. Abularach, CFA. Vice President and Equity Research Analyst; joined Wellington Management as an investment professional in 2001.

      -- Michael T. Carmen, CFA, CPA. Senior Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 1999.

      -- Christopher L. Gootkind, CFA. Vice President and Fixed Income Portfolio Manager; joined Wellington Management as an investment professional in 2000.

      -- Christopher A. Jones, CFA. Vice President and Fixed Income Portfolio Manager; joined Wellington Management as an investment professional in 1994.

      -- Thomas L. Pappas, CFA. Senior Vice President and Fixed Income Portfolio Manager; joined Wellington Management as an investment professional in 1987.

                      MULTICLASS PRICING; RULE 12B-1 PLANS

MULTIPLE CLASSES OF SHARES

     Each of the Funds (except the JHT Feeder Funds) may issue three classes of shares: NAV Shares, Series I shares and Series II shares. The JHT Feeder Funds may issue Series I, Series II and Series III shares.

     Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees for Series I shares, Series II shares and Series III shares, and voting rights.

     The expenses of each Fund are borne by its Series I, Series II, Series III and NAV shares (as applicable) based on the net assets of the Fund attributable to shares of each class. Notwithstanding the foregoing, "class expenses" are allocated to each class. "Class expenses" for each Fund include the Rule 12b-1 fees (if any) paid with respect to a class and other expenses which the Adviser to each Fund determines are properly allocable to a particular class. The Adviser will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. The Adviser's determination is subject to ratification or approval by the Board. The kinds of expenses that the Adviser may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class;
(iii) Trustees' fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

     All shares of each Fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

RULE 12b-1 PLANS OF EACH CLASS

     Series I shares of each Fund are subject to a Rule 12b-1 fee of 0.05% of Series I share average daily net assets.

     Series III shares of the following Funds are subject to a Rule 12b-1 fee of 0.25% of Series III share average daily net assets: American Asset Allocation Trust, American Global Growth Trust and American Global Small Capitalization Trust, Series III shares of the American Blue Chip Income and Growth Trust, American Bond Trust, American Growth-Income Trust and American Growth Trust are not subject to a Rule 12b-1 fee, but these Funds invest in Class 2 shares of their corresponding American Fund Master Fund, which is subject to a 0.25% Rule 12b-1 fee.

     Rule 12b-1 fees will be paid to the JHT's Distributor, John Hancock Distributors, LLC, or any successor thereto (the "Distributor"). The Distributor receives a distribution and/or service fee from the following American Fund Master Funds: Growth Fund, Growth-Income Fund, Bond Fund and Blue Chip Income and Growth Fund, at an annual rate of 0.25% of the average daily net assets of Class 2 shares of the master fund attributable to variable insurance and annuity contracts issued or administered by certain insurance companies affiliated with the Adviser (the "John Hancock Insurance Companies"). In turn, the Distributor pays American Funds Distributors, Inc. ("AFD") a marketing expense allowance for AFD's marketing assistance equal to 0.16% of any new or subsequent purchase payments allocated to a JHT Feeder Fund through variable annuity and variable life contracts issued or administered by the John Hancock Insurance Companies.

     To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

          (i) for any expenses relating to the distribution of the shares of the class,

          (ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

          (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers, Inc.

     Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a Fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with JHT's investment adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

     Rule 12b-1 fees are paid out of a Fund's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a Fund and may, over time, be greater than other types of sales charges.

                              GENERAL INFORMATION

TAXES

     The following is a summary of some important tax issues that affect JHT and the Funds. The summary is based on current tax laws which may be changed by legislative, judicial or administrative action (possibly with retroactive effect). You should not consider this to be a detailed description of the tax treatment of JHT or the Funds. More information about taxes is located in the SAI under the heading -- "Additional Information Concerning Taxes". YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES AND THEIR IMPACT ON YOUR PERSONAL TAX LIABILITY.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY
DIVERSIFICATION REQUIREMENTS APPLICABLE TO INSURANCE COMPANY SEPARATE ACCOUNTS

     JHT intends to take the steps necessary to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and believes that each Fund will so qualify. As a result of qualifying as a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each Fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

     Because JHT complies with the ownership restrictions of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no
direct ownership by the public), JHT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any Fund in which it invests, provided that the Fund qualifies as a regulated investment company. Therefore, each Fund intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

     If a Fund failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

      -- would be treated as owning shares of the Fund (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

      -- the Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

     In addition, if a Fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that the Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Fund, since to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

TAX-QUALIFIED AND NON-QUALIFIED CONTRACTS

     Certain of MFC's life insurance subsidiaries (the "Insurance Companies") are taxed as life insurance companies. Under current tax law rules, they include the investment income (exclusive of capital gains) of the separate accounts in their taxable income and take deductions for investment income credited to their "policyholder reserves." They are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. The Insurance Companies do not currently charge the separate accounts for any resulting income tax costs, other than a "DAC tax charge" they impose against certain life insurance separate accounts to compensate them for the finance costs attributable to the acceleration of their income tax liabilities by reason of a "DAC tax adjustment." They also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Funds. These benefits can be material. They do not pass these benefits through to the separate accounts, principally because: (i) the deductions and credits are allowed to the Insurance Companies and not the contract holders under applicable tax law; and (ii) the deductions and credits do not represent investment return on the separate account assets that is passed through to contract holders.

     The Insurance Companies' contracts permit the Insurance Companies to deduct a charge for any taxes they incur that are attributable to the operation or existence of the contracts or the separate accounts. Currently, the Insurance Companies do not anticipate making any specific charge for such taxes other than the DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, the Insurance Companies reserve the right to make a charge in the future.

     Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in JHT, including the application of state and local taxes.

FOREIGN INVESTMENTS

     When investing in foreign securities or currencies, a Fund may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to a Fund of JHT.

TAX IMPLICATIONS FOR INSURANCE CONTRACTS WITH INVESTMENTS ALLOCATED TO JHT

     For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a Fund of JHT, please refer to the prospectus for the contract.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See "Additional Information Concerning Taxes" in the SAI for additional information on taxes.

DIVIDENDS

     JHT intends to declare as dividends substantially all of the net investment income, if any, of each Fund. Dividends from the net investment income and the net capital gain, if any, for each Fund except the Money Market Trust will be declared not less frequently than annually and reinvested in additional full and fractional shares of that Fund or paid in cash. Dividends from net investment income and net capital gain, if any, for the Money Market Trust will be declared and reinvested, or paid in cash, daily.

PURCHASE AND REDEMPTION OF SHARES

     Shares of each Fund of JHT are offered continuously, without sales charge, at a price equal to their NAV. The distributor of the shares of JHT is John Hancock Distributors LLC. Shares of each Fund of JHT are sold and redeemed at their NAV next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by JHT. Depending upon the NAV at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

      -- trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

      -- an emergency exists, as determined by the SEC, as a result of which disposal by JHT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHT fairly to determine the value of its net assets; or

      -- the SEC by order so permits for the protection of security holders of JHT.

Calculation of NAV

     The NAV of the shares of each Fund is determined once daily as of the close of day-time trading of the New York Stock Exchange, Monday through Friday, except that no determination is required on:

          (i) days on which changes in the value of such Fund's portfolio securities will not materially affect the current NAV of the shares of the Fund,

          (ii) days during which no shares of such Fund are tendered for redemption and no order to purchase or sell such shares is received by JHT, or

          (iii) the following business holidays or the days on which such holidays are observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The NAVs per share of all Funds, except the Money Market Trust, are computed by:

          (i) adding the sum of the value of the securities held by each Fund plus any cash or other assets it holds,

          (ii) subtracting all its liabilities, and

          (iii) dividing the result by the total number of shares outstanding of that Fund at such time.

Valuation of Securities

     Securities held by each of the Funds, except securities held by the Money Market Trust, a fund of funds, and money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, Fund securities are valued at fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to JHT's Pricing Committee (the "Pricing Committee"), and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees.

     Generally, trading (i) in non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the NAV of a Fund's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that Trustees or their designee believe accurately reflects its fair value.

     In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. JHT may also fair value securities in other situations, for example, when a particular foreign market is closed but JHT is calculating the NAV for its portfolios. In view of these factors, it is likely that Funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

     For purposes of determining when fair value adjustments may be appropriate with respect to Funds that invest in securities in foreign markets that close prior to the New York Stock Exchange, JHT will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P index or of certain "i-Share Exchange Traded Funds" ("i-Shares") which track foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of the S&P index or of i-Shares, the pricing for all Funds that invest in foreign markets that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the NAV of such Funds will be recommended to JHT's Pricing Committee where applicable.

     Fair value pricing of securities is intended to help ensure that the NAV of a Fund's shares reflects the value of the Fund's securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

     All instruments held by the Money Market Trust and money market instruments with a remaining maturity of 60 days or less held by the other Funds are valued on an amortized cost basis. Underlying Funds shares held by a fund of funds and by the JHT Feeder Funds are valued at their NAV. The JHT Feeder Funds invest in corresponding American Funds master funds, and the prospectus for the American Funds master funds which accompanies this Prospectus describes the valuation of securities held by these master funds, including the circumstances in which such securities may be fair valued.

DISRUPTIVE SHORT TERM TRADING

     None of the Funds is designed for short-term trading (frequent purchases and redemption of shares) or market timing activities which may increase portfolio transaction costs, disrupt management of a Fund (affecting a subadviser's ability to effectively manage a Fund in accordance with its investment objective and policies) and dilute the interest in a Fund held for long-term investment ("Disruptive Short-Term Trading").

     The Board of Trustees has adopted procedures to deter Disruptive Short-Term Trading and JHT seeks to deter and prevent such trading through several methods:

     First, to the extent that there is a delay between a change in the value of a Fund's holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. JHT seeks to deter and prevent this activity, sometimes referred to as "market timing" or "stale price arbitrage," by the appropriate use of "fair value" pricing of the Funds' portfolio securities. See "Purchases and Redemption of Shares" above for further information on fair value pricing.

     Second, management of JHT will monitor purchases and redemptions of JHT shares either directly or through procedures adopted by the affiliated insurance companies that use JHT as their underlying investment vehicle. If management of JHT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing portfolio transaction costs, significantly disrupting portfolio management or significantly diluting the interest in a Fund held for long-term investment i.e. Disruptive Short-Term Trading, JHT may impose restrictions on such trading as described below.

     Pursuant to Rule 22c-2 under the Investment Company Act of 1940, as amended, JHT and each insurance company that uses JHT as an underlying investment vehicle have entered into information sharing agreements under which the insurance companies are obligated to: (i) adopt, and enforce during the term of the agreement, a short-term trading policy the terms of which are acceptable to JHT; (ii) furnish JHT, upon its request, with information regarding contract holder trading activities in shares of JHT; and (iii) enforce its short-term trading policy with respect to contract holders identified by JHT as having engaged in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHT, to cease to accept trading instructions from the financial intermediary for the contract holder.

     Investors in JHT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading and that the ability to restrict Disruptive Short-Term Trading may vary among insurance companies and by insurance product. Investors should also note that insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, inherently make it more difficult for JHT to identify short-term transactions in a Fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHT is unsuccessful in restricting Disruptive Short-Term Trading, the affected Funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadviser's ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

     Market timers may target Funds with the following types of investments:

          1. Funds with significant investments in foreign securities traded on markets that close before the Fund determines its NAV.

          2. Funds with significant investments in high yield securities that are infrequently traded; and

          3. Funds with significant investments in small cap securities.

     Market timers may also target Funds with other types of investments for frequent trading of shares.

POLICY REGARDING DISCLOSURE OF FUND PORTFOLIO HOLDINGS

     The SAI of JHT contains a description of JHT's policies and procedures regarding disclosure of JHT portfolio holdings. (See "Procedures Regarding Disclosure of Trust Portfolio Holdings")

     Each of the Lifestyle Trusts, the Franklin Templeton Founding Allocation Trust invests in shares of other Funds. The holdings of each Lifestyle Trust and Franklin Templeton Founding Allocation Trust in other Funds will be posted to the website listed below within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a Lifestyle Trust, the Franklin Templeton Founding Allocation Trust. In addition, the ten largest holdings of each Fund will be posted to the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date JHT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. JHT's Form N-CSR and Form N-Q will contain each Fund's entire portfolio holdings as of the applicable calendar quarter end.

    www.johnhancockannuities.com/Marketing/Portfolio/PortfolioIndexPage.aspx

PURCHASERS OF SHARES OF JHT

     Shares of JHT may be sold to insurance company separate accounts for both variable annuity and variable life insurance contracts. Due to differences in tax treatments and other considerations, the interests of various contract owners participating in JHT. The Board of Trustees of JHT will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

BROKER COMPENSATION AND REVENUE SHARING ARRANGEMENTS

     Insurance companies and their SEC registered separate accounts may use JHT as an underlying investment medium for their variable annuity contracts and variable life insurance policies ("Variable Products"). Distributors of such variable products pay compensation to authorized broker-dealers for the sale of the contracts and policies. These distributors may also pay additional compensation to, and enter into revenue sharing arrangements with, certain authorized broker-dealers. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statements of additional information of the Variable Products. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser's profit on the advisory fee.

     John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (the "John Hancock Insurance Companies") and certain of their separate accounts that are exempt from SEC registration may use Series 1 shares of JHT as an underlying investment medium for exempt group annuity contracts ("Group Contracts") issued to certain qualified retirement plans (the "Plans"). John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators ("TPAs") for the services they provide in connection the administration of the Plans. To the extent the Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or TPAs, JHT understands that the John Hancock Insurance Companies disclose such compensation and arrangements to the Plans. JHT also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser's profit on the advisory fee.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table below for each Fund is intended to help investors understand the financial performance of the Fund for the past five years (or since inception in the case of a Fund in operation for less than five years.) Certain information reflects financial results for a single share of a Fund. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). The total return information shown in the Financial Highlights tables does not reflect the fees and expenses of any separate account which may use JHT as its underlying investment medium or of any variable insurance contract that may be funded in such a separate account. If these fees and expenses were included, the total return figures for all periods shown would be reduced.

     The financial statements of JHT as of December 31, 2006, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with JHT's financial statements, in JHT's annual report which has been incorporated by reference into the SAI and is available upon request.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                                GLOBAL
                                                  ------------------------------------------------------------------
                                                                               SERIES I
                                                  ------------------------------------------------------------------
                                                                      PERIOD ENDED DECEMBER 31,
                                                  ------------------------------------------------------------------
                                                    2006           2005           2004           2003        2002
                                                  ---------      ---------      ---------      ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $16.17         $14.79         $13.11         $10.39       $13.00
Net investment income (loss)(H)                       0.27           0.22           0.18           0.10         0.08
Net realized and unrealized gain (loss) on
investments                                           2.99           1.35           1.73           2.72        (2.54)
                                                  ---------      ---------      ---------      ---------   ---------
Total from investment operations                      3.26           1.57           1.91           2.82        (2.46)
                                                  ---------      ---------      ---------      ---------   ---------
LESS DISTRIBUTIONS
From net investment income                           (0.23)         (0.19)         (0.23)         (0.10)       (0.15)
                                                  ---------      ---------      ---------      ---------   ---------
                                                     (0.23)         (0.19)         (0.23)         (0.10)       (0.15)
                                                  ---------      ---------      ---------      ---------   ---------
NET ASSET VALUE, END OF PERIOD                      $19.20         $16.17         $14.79         $13.11       $10.39
                                                  =========      =========      =========      =========   =========
       TOTAL RETURN (%)(K)                           20.32(L)       10.72(L)       14.75(L)       27.46       (19.11)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $359           $344           $358           $363         $348
Ratio of net expenses to average net assets (%)       0.99           1.00           1.00           1.05         1.04
Ratio of gross expenses to average net assets
(%)                                                   1.01(P)        1.05(P)        1.05(P)        1.05         1.04
Ratio of net investment income (loss) to average
net assets (%)                                        1.58           1.43           1.36           0.93         0.72
Portfolio turnover (%)                                  27             24             39            149           92

(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                    INVESTMENT QUALITY BOND
                                                  ------------------------------------------------------------
                                                                            SERIES I
                                                  ------------------------------------------------------------
                                                                   PERIOD ENDED DECEMBER 31,
                                                  ------------------------------------------------------------
                                                    2006           2005        2004        2003        2002
                                                  ---------      ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $11.98         $12.41      $12.58      $12.33       $11.85
Net investment income (loss)(H)                       0.55           0.61        0.61        0.61         0.67
Net realized and unrealized gain (loss) on
investments                                          (0.16)         (0.34)      (0.03)       0.26         0.45
                                                  ---------      ---------   ---------   ---------   ---------
Total from investment operations                      0.39           0.27        0.58        0.87         1.12
                                                  ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                           (0.71)         (0.70)      (0.75)      (0.62)       (0.64)
                                                  ---------      ---------   ---------   ---------   ---------
                                                     (0.71)         (0.70)      (0.75)      (0.62)       (0.64)
                                                  ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                      $11.66         $11.98      $12.41      $12.58       $12.33
                                                  =========      =========   =========   =========   =========
       TOTAL RETURN (%)(K)                            3.57(L)        2.26        4.81        7.32         9.94
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $183           $227        $362        $399         $469
Ratio of net expenses to average net assets (%)       0.72           0.74        0.74        0.75         0.74
Ratio of gross expenses to average net assets
(%)                                                   0.72(P)        0.74        0.74        0.75         0.74
Ratio of net investment income (loss) to average
net assets (%)                                        4.79           5.08        4.94        4.93         5.71
Portfolio turnover (%)                                  28             30          23          59           46

(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(P)  Does not take into consideration expense reductions during periods shown.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                        LIFESTYLE BALANCED
                                                  ---------------------------------------------------------------
                                                                             SERIES I
                                                  ---------------------------------------------------------------
                                                                     PERIOD ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------
                                                    2006           2005           2004        2003        2002
                                                  ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $13.91         $13.79         $12.43      $10.30       $11.82
Net investment income (loss)(V)                       0.26(H)        0.27(H)        0.24        0.19         0.29
Net realized and unrealized gain (loss) on
investments                                           1.36           0.62           1.40        2.22        (1.43)
                                                  ---------      ---------      ---------   ---------   ---------
Total from investment operations                      1.62           0.89           1.64        2.41        (1.14)
                                                  ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                           (0.25)         (0.28)         (0.24)      (0.19)       (0.29)
From net realized gain                               (1.40)         (0.49)         (0.04)      (0.05)       (0.04)
From capital paid-in                                 (0.04)             -              -       (0.04)       (0.05)
                                                  ---------      ---------      ---------   ---------   ---------
                                                     (1.69)         (0.77)         (0.28)      (0.28)       (0.38)
                                                  ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                      $13.84         $13.91         $13.79      $12.43       $10.30
                                                  =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)                           12.73           6.88          13.49       23.97        (9.95)(L)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $1,132         $1,031         $1,846      $1,331         $860
Ratio of expenses to average net assets (%)(Q)        0.10           0.12           0.07        0.07         0.07
Ratio of adjusted expenses to average net assets
(%)(Q)                                                0.10           0.12           0.07        0.07         0.09(P)
Ratio of net investment income (loss) to average
net assets (%)(V)                                     1.96           2.08           1.75        1.59         2.48
Portfolio turnover (%)                                  19             99             51          55          114

(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(P) Does not take into consideration expense reductions during the periods shown.
(Q) Does not include expenses of the underlying affiliated funds in which the Fund invests.
(V) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying affiliated funds in which the Fund invests.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                        LIFESTYLE CONSERVATIVE
                                                  ------------------------------------------------------------------
                                                                               SERIES I
                                                  ------------------------------------------------------------------
                                                                      PERIOD ENDED DECEMBER 31,
                                                  ------------------------------------------------------------------
                                                    2006           2005           2004        2003           2002
                                                  ---------      ---------      ---------   ---------      ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $13.42         $14.20         $13.64      $12.72          $12.94
Net investment income (loss)(V)                       0.39(H)        0.42(H)        0.42        0.38            0.39
Net realized and unrealized gain (loss) on
investments                                           0.67          (0.05)          0.71        1.03           (0.16)
                                                  ---------      ---------      ---------   ---------      ---------
Total from investment operations                      1.06           0.37           1.13        1.41            0.23
                                                  ---------      ---------      ---------   ---------      ---------
LESS DISTRIBUTIONS
From net investment income                           (0.44)         (0.43)         (0.42)      (0.39)          (0.39)
From net realized gain                               (0.61)         (0.72)         (0.15)      (0.10)          (0.04)
From capital paid-in                                     -              -              -           -           (0.02)
                                                  ---------      ---------      ---------   ---------      ---------
                                                     (1.05)         (1.15)         (0.57)      (0.49)          (0.45)
                                                  ---------      ---------      ---------   ---------      ---------
NET ASSET VALUE, END OF PERIOD                      $13.43         $13.42         $14.20      $13.64          $12.72
                                                  =========      =========      =========   =========      =========
       TOTAL RETURN (%)(K)                            8.44           2.88           8.59       11.47(L)         1.80(L)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $171           $182           $373        $299            $251
Ratio of net expenses to average net assets
(%)(Q)                                                0.11           0.12           0.07        0.07            0.07
Ratio of gross expenses to average net assets
(%)(Q)                                                0.11           0.12           0.07        0.08(P)         0.09(P)
Ratio of net investment income (loss) to average
net assets (%)(V)                                     3.00           3.16           2.80        2.89            2.62
Portfolio turnover (%)                                  34            104             44          40              69

(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(P) Does not take into consideration expense reductions during the periods shown.
(Q) Does not include expenses of the underlying affiliated funds in which the Fund invests.
(V) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying affiliated funds in which the Fund invests.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                         LIFESTYLE GROWTH
                                                  ---------------------------------------------------------------
                                                                             SERIES I
                                                  ---------------------------------------------------------------
                                                                     PERIOD ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------
                                                    2006           2005           2004        2003        2002
                                                  ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $14.06         $13.40         $11.86       $9.28       $11.25
Net investment income (loss)(V)                       0.18(H)        0.17(H)        0.13        0.09         0.14
Net realized and unrealized gain (loss) on
investments                                           1.57           0.94           1.58        2.61        (1.89)
                                                  ---------      ---------      ---------   ---------   ---------
Total from investment operations                      1.75           1.11           1.71        2.70        (1.75)
                                                  ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                           (0.21)         (0.17)         (0.13)      (0.09)       (0.14)
From net realized gain                               (1.66)         (0.28)         (0.04)      (0.01)       (0.02)
From capital paid-in                                     -              -              -       (0.02)       (0.06)
                                                  ---------      ---------      ---------   ---------   ---------
                                                     (1.87)         (0.45)         (0.17)      (0.12)       (0.22)
                                                  ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                      $13.94         $14.06         $13.40      $11.86        $9.28
                                                  =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)                           13.50           8.66          14.57       29.55       (15.84)(L)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $1,030           $901         $1,730      $1,224         $766
Ratio of net expenses to average net assets
(%)(Q)                                                0.10           0.12           0.07        0.07         0.07
Ratio of gross expenses to average net assets
(%)(Q)                                                0.10           0.12           0.07        0.07         0.09(P)
Ratio of net investment income (loss) to average
net assets (%)(V)                                     1.31           1.30           0.98        0.84         1.24
Portfolio turnover (%)                                  22            111             48          55          117

(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(P) Does not take into consideration expense reductions during the periods shown.
(Q) Does not include expenses of the underlying affiliated funds in which the Fund invests.
(V) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying affiliated funds in which the Fund invests.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                        LIFESTYLE MODERATE
                                                  ---------------------------------------------------------------
                                                                             SERIES I
                                                  ---------------------------------------------------------------
                                                                     PERIOD ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------
                                                    2006           2005           2004        2003        2002
                                                  ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $13.35         $13.80         $12.79      $11.22       $12.11
Net investment income (loss)(V)                       0.30(H)        0.33(H)        0.31        0.27         0.40
Net realized and unrealized gain (loss) on
investments                                           0.99           0.19           1.07        1.67        (0.88)
                                                  ---------      ---------      ---------   ---------   ---------
Total from investment operations                      1.29           0.52           1.38        1.94        (0.48)
                                                  ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                           (0.31)         (0.33)         (0.31)      (0.27)       (0.40)
From net realized gain                               (0.93)         (0.64)         (0.06)      (0.06)           -
From capital paid-in                                 (0.03)             -              -       (0.04)       (0.01)
                                                  ---------      ---------      ---------   ---------   ---------
                                                     (1.27)         (0.97)         (0.37)      (0.37)       (0.41)
                                                  ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                      $13.37         $13.35         $13.80      $12.79       $11.22
                                                  =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)                           10.42           4.15          11.04       17.83        (4.07)(L)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $349           $327           $582        $462         $326
Ratio of net expenses to average net assets
(%)(Q)                                                0.11           0.12           0.07        0.07         0.07
Ratio of gross expenses to average net assets
(%)(Q)                                                0.11           0.12           0.07        0.07         0.09(P)
Ratio of net investment income (loss) to average
net assets (%)(V)                                     2.33           2.51           2.26        2.15         3.17
Portfolio turnover (%)                                  19            101             55          46          113

(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(P) Does not take into consideration expense reductions during the periods shown.
(Q) Does not include expenses of the underlying affiliated funds in which the Fund invests.
(V) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying affiliated funds in which the Fund invests.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                           MID CAP STOCK
                                                  ---------------------------------------------------------------
                                                                             SERIES I
                                                  ---------------------------------------------------------------
                                                                     PERIOD ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------
                                                    2006           2005           2004        2003        2002
                                                  ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $15.57         $14.13         $11.87       $8.34       $10.77
Net investment income (loss)(H)                          -(J)       (0.04)         (0.05)      (0.05)       (0.05)
Net realized and unrealized gain (loss) on
investments                                           2.07           1.99           2.31        3.58        (2.38)
                                                  ---------      ---------      ---------   ---------   ---------
Total from investment operations                      2.07           1.95           2.26        3.53        (2.43)
                                                  ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net realized gain                               (0.67)         (0.51)             -           -            -
                                                  ---------      ---------      ---------   ---------   ---------
                                                     (0.67)         (0.51)             -           -            -
                                                  ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                      $16.97         $15.57         $14.13      $11.87        $8.34
                                                  =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)                           13.55(L)(Y)    14.57          19.04       42.33       (22.56)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $361           $383           $349        $260         $187
Ratio of net expenses to average net assets (%)       0.93           0.97           0.96        0.99         1.00
Ratio of gross expenses to average net assets
(%)                                                   0.93(P)        0.97           0.96        0.99         1.00
Ratio of net investment income (loss) to average
net assets (%)                                           -(S)       (0.31)         (0.43)      (0.55)       (0.53)
Portfolio turnover (%)                                 123            196(X)         128         132          128

(H)  Based on the average of the shares outstanding.
(J)  Less than $0.01 per share.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(P)  Does not take into consideration expense reductions during period shown.
(S)  Less than 0.01%.
(X)  Excludes merger activity.
(Y) John Hancock Life Insurance Company made a voluntary payment to the Fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                           MID CAP VALUE
                                                  ---------------------------------------------------------------
                                                                             SERIES I
                                                  ---------------------------------------------------------------
                                                                     PERIOD ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------
                                                    2006           2005           2004        2003        2002
                                                  ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $18.83         $18.14         $14.65      $11.74       $13.06
Net investment income (loss)(H)                       0.10           0.11           0.10        0.09         0.11
Net realized and unrealized gain (loss) on
investments                                           1.88           1.28           3.47        2.87        (1.43)
                                                  ---------      ---------      ---------   ---------   ---------
Total from investment operations                      1.98           1.39           3.57        2.96        (1.32)
                                                  ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                           (0.13)         (0.08)         (0.08)      (0.05)           -
From net realized gain                               (3.12)         (0.62)             -           -            -
                                                  ---------      ---------      ---------   ---------   ---------
                                                     (3.25)         (0.70)         (0.08)      (0.05)           -
                                                  ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                      $17.56         $18.83         $18.14      $14.65       $11.74
                                                  =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)                           12.27(L)        8.00          24.46       25.36       (10.11)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $264           $295           $399        $283         $269
Ratio of net expenses to average net assets (%)       0.95           0.96           0.97        0.99         1.02
Ratio of gross expenses to average net assets
(%)                                                   0.95(P)        0.96           0.97        0.99         1.02
Ratio of net investment income (loss) to average
net assets (%)                                        0.62           0.61           0.61        0.76         0.92
Portfolio turnover (%)                                  22             35             19          34           24

(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(P)  Does not take into consideration expense reductions during period shown.

JOHN HANCOCK TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                           MONEY MARKET
                                                  ---------------------------------------------------------------
                                                                             SERIES I
                                                  ---------------------------------------------------------------
                                                                     PERIOD ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------
                                                    2006           2005           2004        2003        2002
                                                  ---------      ---------      ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                $10.00         $10.00         $10.00      $10.00       $10.00
Net investment income (loss)(H)                       0.44           0.26           0.09        0.06         0.12
                                                  ---------      ---------      ---------   ---------   ---------
Total from investment operations                      0.44           0.26           0.09        0.06         0.12
                                                  ---------      ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS
From net investment income                           (0.44)         (0.26)         (0.09)      (0.06)       (0.12)
                                                  ---------      ---------      ---------   ---------   ---------
                                                     (0.44)         (0.26)         (0.09)      (0.06)       (0.12)
                                                  ---------      ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                      $10.00         $10.00         $10.00      $10.00       $10.00
                                                  =========      =========      =========   =========   =========
       TOTAL RETURN (%)(K)                            4.43(L)        2.60           0.90        0.58         1.18
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $2,316         $2,113         $2,186      $1,037       $1,416
Ratio of net expenses to average net assets (%)       0.56           0.56           0.53        0.55         0.55
Ratio of gross expenses to average net assets
(%)                                                   0.56(P)        0.56           0.53        0.55         0.55
Ratio of net investment income (loss) to average
net assets (%)                                        4.36           2.63           0.89        0.59         1.17

(H)  Based on the average of the shares outstanding.
(K)  Assumes dividend reinvestment.
(L) Total returns would have been lower had certain expenses not been reduced during the period shown.
(P) Does not take into consideration expense reductions during the period shown.

                                   APPENDIX A

       LIFESTYLE TRUSTS AND FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST

                        DESCRIPTION OF UNDERLYING FUNDS

     The Lifestyle Trusts and the Franklin Templeton Founding Allocation Trust may invest in Series NAV shares of any of JHT's Funds except other JHT fund of funds and the JHT Feeder Funds (the "Underlying Portfolios"). The following tables set forth, separately for the fixed-income Underlying Funds and the equity Underlying Portfolios of JHT: (i) the names of the Underlying Funds and of their respective subadvisers; (ii) the expense ratios of the Series NAV shares of the Underlying Funds for the most recent fiscal year (or estimated expense ratios for the current fiscal year in the case of new portfolios); and
(iii) brief descriptions of the Underlying Fund investment goals and principal strategies. Additional investment practices are described in JHT's SAI and in the prospectuses for the Underlying Funds.

                    FIXED-INCOME FUNDS -- JOHN HANCOCK TRUST

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
ACTIVE BOND TRUST                    0.64%       To seek income and capital appreciation. Under normal market
Declaration Management &                         conditions, the Fund invests at least 80% of its net assets
Research LLC and MFC Global                      (plus any borrowing for investment purposes) in a
Investment Management (U.S.),                    diversified mix of debt securities and instruments.
LLC

BOND INDEX TRUST A                   0.55%       To seek to track the performance of the Lehman Brothers
Declaration Management &                         Aggregate Bond Index (which represents the U.S. investment
Research LLC                                     grade bond market). Under normal market conditions, the
                                                 Funds will invest at least 80% of their net assets (plus any borrowing for investment purposes) in securities listed in the Lehman Brothers Aggregate Bond Index.*

CORE BOND TRUST                      0.79%       To seek total return consisting of income and capital
Wells Capital Management,                        appreciation. Under normal market conditions, the Fund
Incorporated                                     invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment
                                                 grade debt securities, including U.S. Government
                                                 obligations, corporate bonds, mortgage-backed and other
                                                 asset-backed securities and money market instruments.

GLOBAL BOND TRUST                    0.80%       To seek maximum total return, consistent with preservation
Pacific Investment Management                    of capital and prudent investment management. Under normal
Company LLC                                      market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in
                                                 fixed income instruments, which may be represented by
                                                 futures contracts (including related options) with respect to such securities, and options on such securities. These
                                                 fixed income instruments may be denominated in non-U.S.
                                                 currencies or in U.S. dollars.

HIGH INCOME TRUST                    0.74%       To seek high current income; capital appreciation is a
MFC Global Investment                            secondary goal. Under normal market conditions, the Fund
Management (U.S.), LLC                           invests at least 80% of its net assets in U.S. and foreign fixed-income securities that, at the time of investment, are rated BB/Ba or lower or are unrated equivalents. These may include, but are not limited to, domestic and foreign
                                                 corporate bonds, debentures and notes, convertible
                                                 securities, preferred stocks, and domestic and foreign
                                                 government obligations.

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
HIGH YIELD TRUST                     0.71%       To realize an above-average total return over a market cycle
Western Asset Management                         of three to five years, consistent with reasonable risk.
Company                                          Under normal market conditions, the Fund invests at least
                                                 80% of its net assets (plus any borrowings for investment
                                                 purposes) at the time of investment in high yield
                                                 securities, including corporate bonds, preferred stocks,
                                                 U.S. Government and foreign securities, mortgage-backed
                                                 securities, loan assignments or participations and
                                                 convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of
                                                 equivalent quality): Corporate Bonds, Preferred Stocks and
                                                 Convertible Securities -- Moody's (Ba through C); Standard &
                                                 Poor's (BB through D).

INCOME TRUST                         0.41%       To seek to maximize income while maintaining prospects for
Franklin Advisers, Inc.                          capital appreciation. Under normal market conditions, the
                                                 Fund invests in a diversified portfolio of debt securities, such as bonds, notes and debentures, and equity securities, such as common stocks, preferred stocks and convertible
                                                 securities.

INVESTMENT QUALITY BOND TRUST        0.67%       To provide a high level of current income consistent with
Wellington Management Company,                   the maintenance of principal and liquidity. Under normal
LLP                                              market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in
                                                 bonds rated investment grade at the time of investment. The
                                                 Fund will tend to focus on corporate bonds and U.S.
                                                 government bonds with intermediate to longer term
                                                 maturities.

MONEY MARKET TRUST                   0.51%       To obtain maximum current income consistent with
MFC Global Investment                            preservation of principal and liquidity. Under normal market
Management (U.S.A.) Limited                      conditions, the Fund invests in high quality, U.S. dollar
                                                 denominated money market instruments.

SHORT-TERM BOND TRUST                0.62%       To seek income and capital appreciation. Under normal market
Declaration Management &                         conditions, the Fund invests at least 80% of its net assets
Research LLC                                     (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and
                                                 instruments. The securities and instruments will have an
                                                 average credit quality rating of "A" or "AA" and a weighted average effective maturity between one and three years, and no more than 15% of the Fund's net assets will be invested in high yield bonds.

SPECTRUM INCOME TRUST                0.93%       To seek a high level of current income with moderate share
T. Rowe Price Associates, Inc.                   price fluctuation. Under normal market conditions, the Fund diversifies its assets widely among various fixed income and equity market segments. The Fund seeks to maintain broad
                                                 exposure primarily to domestic and international fixed
                                                 income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time.

STRATEGIC BOND TRUST                 0.75%       To seek a high level of total return consistent with
Western Asset Management                         preservation of capital. Under normal market conditions, the
Company                                          Fund invests at least 80% of its net assets (plus any
                                                 borrowings for investment purposes) in fixed income
                                                 securities.

STRATEGIC INCOME TRUST               0.51%       To seek a high level of current income. Under normal market
MFC Global Investment                            conditions, the Fund invests at least 80% of its assets in
Management (U.S.), LLC                           foreign government and corporate debt securities from
                                                 developed and emerging markets U.S. Government and agency
                                                 securities and domestic high yield bonds.

TOTAL RETURN TRUST                   0.76%       To seek maximum total return, consistent with preservation
Pacific Investment Management                    of capital and prudent investment management. Under normal
Company LLC                                      market conditions, the Fund invests at least 65% of its
                                                 total assets in a diversified fund of fixed income
                                                 instruments of varying maturities.

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
U.S. GOVERNMENT SECURITIES           0.64%       To obtain a high level of current income consistent with
TRUST                                            preservation of capital and maintenance of liquidity. Under
Western Asset Management                         normal market conditions, the Fund invests at least 80% of
Company                                          its net assets (plus any borrowings for investment purposes)
                                                 in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or
                                                 instrumentalities and derivative securities such as
                                                 collateralized mortgage obligations backed by such
                                                 securities and futures contracts. The Fund may invest the
                                                 balance of its assets in non-U.S. government securities
                                                 including, but not limited to, fixed rate and adjustable
                                                 rate mortgage-backed securities, asset-backed securities,
                                                 corporate debt securities and money market instruments.

U.S. HIGH YIELD BOND TRUST           0.79%       To seek total return with a high level of current income.
Wells Capital Management,                        Under normal market conditions, the Fund invests at least
Incorporated                                     80% of its net assets (plus any borrowing for investment
                                                 purposes) in corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as 'junk bonds' or
                                                 high yield securities). The Fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

                       EQUITY FUNDS -- JOHN HANCOCK TRUST

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
500 INDEX TRUST                      0.52%       To seek to approximate the aggregate total return of a broad
MFC Global Investment                            U.S. domestic equity market index. Under normal market
Management (U.S.A.) Limited                      conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in (a) the
                                                 common stocks that are included in the S&P 500 Index and (b)
                                                 securities (which may or may not be included in the S&P 500
                                                 Index) that MFC Global (U.S.A.) believes as a group will
                                                 behave in a manner similar to the index.*

500 INDEX TRUST B                    0.25%       To seek to approximate the aggregate total return of a broad
MFC Global Investment                            U.S. domestic equity market index. Under normal market
Management (U.S.A.) Limited                      conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in (a) the
                                                 common stocks that are included in the S&P 500 Index and (b)
                                                 securities (which may or may not be included in the S&P 500
                                                 Index) that MFC Global (U.S.A.) believes as a group will
                                                 behave in a manner similar to the index.*

ALL CAP CORE TRUST                   0.83%       To seek long-term growth of capital. Under normal market
Deutsche Investment Management                   conditions, the Fund invests in common stocks and other
Americas Inc.                                    equity securities within all asset classes (small-, mid- and large-cap) of those within the Russell 3000 Index.*

ALL CAP GROWTH TRUST                 0.90%       To seek long-term capital appreciation. Under normal market
AIM Capital Management, Inc.                     conditions, the Fund invests its assets principally in
                                                 common stocks of companies that the subadviser believes
                                                 likely to benefit from new or innovative products, services or processes as well as those that have experienced
                                                 above-average, long-term growth in earnings and have
                                                 excellent prospects for future growth. Any income received from securities held by the Fund will be incidental.

ALL CAP VALUE TRUST                  0.87%       To seek capital appreciation. Under normal market
Lord, Abbett & Co. LLC                           conditions, the Fund invests in equity securities of U.S.
                                                 and multinational companies in all capitalization ranges
                                                 that the subadviser believes are undervalued. The Fund will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market
                                                 capitalization range of the Russell 1000 Index. The Fund
                                                 will invest the remainder of its assets in mid-sized and
                                                 small company securities.*

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
BLUE CHIP GROWTH TRUST               0.83%       To provide long-term growth of capital. Current income is a
T. Rowe Price Associates, Inc.                   secondary objective. Under normal market conditions, the
                                                 Fund invests at least 80% of its net assets (plus any
                                                 borrowing for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser's view, are well established in their industries and have the potential for above-average earnings growth.

CAPITAL APPRECIATION TRUST           0.78%       To seek long-term growth of capital. Under normal market
Jennison Associates LLC                          conditions, the Fund invests at least 65% of its total
                                                 assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have
                                                 above-average growth prospects. These companies are
                                                 generally medium- to large-capitalization companies.

CLASSIC VALUE TRUST                  0.91%       To seek long-term growth of capital. Under normal market
Pzena Investment Management,                     conditions, the Fund invests at least 80% of its assets in
LLC                                              domestic equity securities. The Fund may invest in
                                                 securities of foreign issuers, but will generally limit such investments to American Depositary Receipts (ADRs) and
                                                 foreign securities listed and traded on a U.S. Exchange or the NASDAQ market.

CORE EQUITY TRUST                    0.83%       To seek long-term capital growth. Under normal market
Legg Mason Capital Management,                   conditions, the Fund invests at least 80% of its net assets
Inc.                                             (plus any borrowings for investment purposes) in equity
                                                 securities that, in the subadviser's opinion, offer the
                                                 potential for capital growth.

DYNAMIC GROWTH TRUST                 0.96%       To seek long-term growth of capital. Under normal market
Deutsche Investment Management                   conditions, the Fund invests at least 80% of its net assets
Americas Inc.                                    in stocks and other equity securities of medium-sized U.S.
                                                 companies with strong growth potential that are within the market capitalization range, at the time of investment, of the Russell Midcap Growth Index.*

EMERGING GROWTH TRUST                1.05%       To seek superior long-term rates of return through capital
MFC Global Investment                            appreciation. Under normal market conditions, the Fund seeks
Management (U.S.), LLC                           to achieve its objective by investing, primarily in high
                                                 quality securities (those with a proven track record of
                                                 performance and/or growth) and convertible instruments of
                                                 small-cap U.S. companies.

EMERGING SMALL COMPANY TRUST         1.02%       To seek long term capital appreciation. Prior to June 11,
RCM Capital Management LLC                       2007: Under normal market conditions, the Fund invests at
                                                 least 80% of its assets (plus borrowings for investment
                                                 purposes) in equity securities of U.S. companies with
                                                 smaller capitalizations (with RCM defines as companies with market capitalizations of not less than 50% and not more
                                                 than 200% of the weighted average market capitalization of the Russell 2000 Index (not less than $150 million and not more than $4.4 billion as of December 31, 2005)). The
                                                 capitalization criteria applies at the time of investment.
                                                 Effective June 11, 2007, this policy will be changed as
                                                 follows: Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) at the time of investment in securities of small cap companies. The subadviser defines small cap companies as common stocks and other equity securities of U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in
                                                 either the Russell 2000 Index or the S&P Small Cap 600
                                                 Index.*

EMERGING MARKETS VALUE TRUST         1.12%       To seek long-term capital appreciation. Under normal
Dimensional Fund Advisors                        circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in
                                                 companies associated with emerging markets designated from time to time by the Investment Committee of the subadviser.

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
EQUITY-INCOME TRUST                  0.84%       To provide substantial dividend income and also long-term
T. Rowe Price Associates, Inc.                   capital appreciation. Under normal market conditions, the
                                                 Fund invests at least 80% of its net assets (plus any
                                                 borrowing for investment purposes) in equity securities,
                                                 with at least 65% in common stocks of well established
                                                 companies paying above-average dividends.

FINANCIAL SERVICES TRUST             0.86%       To seek growth of capital. Under normal market conditions,
Davis Selected Advisers, L.P.                    the Fund invests at least 80% of its net assets (plus any
                                                 borrowings for investment purposes) in companies that, at
                                                 the time of investment, are principally engaged in financial services and the Fund invests primarily in common stocks of financial services companies.

FUNDAMENTAL VALUE TRUST              0.81%       To seek growth of capital. Under normal market conditions,
Davis Selected Advisers, L.P.                    the Fund invests in common stocks of U.S. companies with
                                                 market capitalizations of at least $10 billion. The Fund may also invest in companies with smaller capitalizations.

GLOBAL TRUST                         0.96%       To seek long-term capital appreciation. Under normal market
Templeton Global Advisors                        conditions, the Fund invests primarily in the equity
Limited                                          securities of companies located throughout the world,
                                                 including emerging markets.

GLOBAL ALLOCATION TRUST              0.98%       To seek total return, consisting of long-term capital
UBS Global Asset Management                      appreciation and current income. Under normal market
(Americas) Inc.                                  conditions, the Fund invests in equity and fixed income
                                                 securities of issuers located within and outside the U.S.
                                                 The Fund will allocate its assets between fixed income
                                                 securities and equity securities.

GLOBAL REAL ESTATE TRUST             1.07%       To seek a combination of long-term capital appreciation and
Deutsche Investment Management                   current income. Under normal market conditions, the Fund
Americas Inc.                                    invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to
                                                 REITs and U.S. and foreign real estate operating companies.
                                                 Equity securities include common stock, preferred stock and securities convertible into common stock. The Fund will be invested in issuers located in at least three different
                                                 countries, including the U.S.

GROWTH & INCOME TRUST                0.68%       To seek income and long-term capital appreciation. Under
Independence Investments LLC                     normal market conditions, the Fund invests at least 65% of its total assets in a diversified mix of common stocks of
                                                 large U.S. companies.

GROWTH TRUST                         0.88%       To seek long-term capital appreciation. Under normal market
Grantham, Mayo, Van Otterloo &                   conditions, the Fund invests in equity securities of U.S.
Co. LLC                                          companies that, at the time of investment, are included in the Russell 1000 Index, or have size and growth
                                                 characteristics similar to companies included in the Index.
                                                 The Fund seeks to achieve its objective by outperforming its benchmark, Russell 1000 Growth Index.*

GROWTH OPPORTUNITIES TRUST           0.94%       To seek long-term capital growth. Under normal market
Grantham, Mayo, Van Otterloo &                   conditions, the Fund invests at least 80% of its net assets
Co. LLC                                          in small and mid-cap companies and seeks to achieve its
                                                 objective by outperforming its benchmark, the Russell 2500
                                                 Growth Index. The Fund typically makes equity investments in
                                                 U.S. companies whose stocks are included in the Russell 2500
                                                 Index, and in companies with total market capitalizations
                                                 similar to those of companies with stocks in the Index.*

HEALTH SCIENCES TRUST                1.14%       To seek long-term capital appreciation. Under normal market
T. Rowe Price Associates, Inc.                   conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in common
                                                 stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of
                                                 products or services related to health care, medicine, or
                                                 the life sciences.

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
INCOME & VALUE TRUST                 0.86%       To seek the balanced accomplishment of (a) conservation of
Capital Guardian Trust Company                   principal and (b) long-term growth of capital and income.
                                                 Under normal market conditions, the Fund invests its assets in both equity and fixed income securities. The subadviser has full discretion to determine the allocation of assets
                                                 between equity and fixed income securities. Generally,
                                                 between 25% and 75% of the Fund's total assets will be
                                                 invested in fixed income securities unless the subadviser
                                                 determines that some other proportion would better serve the
                                                 Fund's investment objective.

INTERNATIONAL CORE TRUST             0.99%       To seek high total return. The portfolio typically invests
Grantham, Mayo, Van Otterloo &                   in a diversified portfolio of equity investments from
Co. LLC                                          developed markets other than the U.S. Under normal
                                                 circumstances, the portfolio invests at least 80% of its
                                                 assets in equity investments

INTERNATIONAL EQUITY INDEX           0.56%       To seek to track the performance of abroad-based equity
TRUST A                                          index of foreign companies primarily in developed countries
SSgA Funds Management, Inc.                      and, to a lesser extent, in emerging markets. Under normal market conditions, the Fund invests at least 80% of its
                                                 assets in securities listed in the Morgan Stanley Capital
                                                 International ("MSCI(R)") All CountryWorld Excluding U.S.
                                                 Index.*

INTERNATIONAL EQUITY INDEX           0.35%       To seek to track the performance of abroad-based equity
TRUST B                                          index of foreign companies primarily in developed countries
SSgA Funds Management, Inc.                      and, to a lesser extent, in emerging markets. Under normal market conditions, the Fund invests at least 80% of its
                                                 assets in securities listed in the Morgan Stanley Capital
                                                 International ("MSCI(R)") All CountryWorld Excluding U.S.
                                                 Index.*

INTERNATIONAL GROWTH TRUST           1.04%       To seek high total return primarily through capital
Grantham, Mayo, Van Otterloo &                   appreciation. Under normal market conditions, the Fund
Co. LLC                                          invests at least 80% of its total assets in equity
                                                 investments. The Fund typically invest in a diversified
                                                 portfolio of equity investments from a number of developed markets outside the U.S.

INTERNATIONAL OPPORTUNITIES          1.00%       To seek long-term growth of capital. Under normal market
TRUST                                            conditions, the Fund invests at least 65% of its total
Marsico Capital Management, LLC                  assets in common stocks of foreign companies that are
                                                 selected for their long-term growth potential. The Fund
                                                 invests in companies of any size throughout the world. The
                                                 Fund invests in issuers from at least three different
                                                 countries not including the U.S. The Fund invests in common stocks of companies operating in emerging markets.

INTERNATIONAL SMALL CAP TRUST        1.11%       To seek long-term capital appreciation. Under normal market
Templeton Investment Counsel,                    conditions, the Fund will invest at least 80% of its net
LLC                                              assets (plus any borrowings for investment purposes) in
                                                 securities issued by foreign companies including emerging
                                                 markets which have total stock market capitalizations or
                                                 annual revenues of $4 billion or less.

INTERNATIONAL SMALL COMPANY          1.09%       To seek long-term capital appreciation. Under normal market
TRUST                                            conditions, the Fund invests at least 80% of its net assets
Dimensional Fund Advisors                        (plus any borrowing for investment purposes) in securities of small cap companies in the particular markets in which
                                                 the Fund invests. The Fund will primarily invest its assets in equity securities of non-U.S. small companies of
                                                 developed markets but may also invest in emerging markets.

INTERNATIONAL VALUE TRUST            0.93%       To seek long-term growth of capital. Under normal market
Templeton Investment Counsel,                    conditions, the Fund invests at least 65% of its total
Inc.                                             assets in equity securities of companies located outside the
                                                 U.S., including in emerging markets.

INTRINSIC VALUE TRUST                0.91%       To seek long-term capital growth. Under normal market
Grantham, Mayo, Van Otterloo &                   conditions, the Fund invests in equity securities of U.S.
Co. LLC                                          companies whose stocks, at the time of investment, are
                                                 included in the Russell 1000 Index, or in companies with
                                                 size and value characteristics similar to those of companies with stocks in the Index. The Fund seeks to achieve its
                                                 objective by outperforming its benchmark, the Russell 1000
                                                 Value Index.*

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
LARGE CAP TRUST                      0.76%       To seek to maximize total return, consisting of capital
UBS Global Asset Management                      appreciation and current income. Under normal market
(Americas) Inc.                                  conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in equity
                                                 securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a
                                                 market capitalization range, at the time of investment,
                                                 equal to that of the Fund's benchmark, the Russell 1000
                                                 Index.*

LARGE CAP VALUE TRUST                0.88%       To seek long-term growth of capital. Under normal market
BlackRock Investment                             conditions, the Fund invests at least 80% of its net assets
Management, LLC                                  (plus any borrowing for investment purposes) in equity
                                                 securities of large cap companies. The Fund will seek to
                                                 achieve this objective by investing in a diversified
                                                 portfolio of equity securities of large cap companies
                                                 located in the U.S. The Fund will seek to outperform the
                                                 Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal
                                                 valuations.*

MANAGED TRUST                        0.72%       To seek income and long-term capital appreciation. Under
Grantham, Mayo, Van Otterloo &                   normal market conditions, the Fund invests primarily in a
Co. LLC and Declaration                          diversified mix of: (a) common stocks of large
Management & Research LLC                        capitalization U.S. companies; and (b) bonds with an overall intermediate term average maturity.

MID CAP INDEX TRUST                  0.52%       To seek to approximate the aggregate total return of a mid
MFC Global Investment                            cap U.S. domestic equity market index. Under normal market
Management (U.S.A.) Limited                      conditions, the Fund invests at least 80% of it net assets
                                                 (plus any borrowings for investment purposes) in (a) the
                                                 common stocks that are included in the S&P 400 Index and (b)
                                                 securities (which may or may not be included in the S&P 400
                                                 Index) that MFC Global (U.S.A.) believes as a group will
                                                 behave in a manner similar to the index.*

MID CAP INTERSECTION TRUST           0.94%       To seek long-term growth of capital. Under normal market
Wellington Management Company,                   conditions, the Fund invests at least 80% of its net assets
LLP                                              (plus any borrowings for investment purposes) in equity
                                                 securities of medium-sized companies with significant
                                                 capital appreciation potential. For the purposes of the
                                                 Fund, 'medium-sized companies' are those with market
                                                 capitalizations, at the time of investment, within the
                                                 market capitalization range of companies represented in
                                                 either the Russell MidCap Index or the S&P Mid Cap 400
                                                 Index.*

MID CAP STOCK TRUST                  0.88%       To seek long-term growth of capital. Under normal market
Wellington Management Company,                   conditions, the Fund invests at least 80% of its net assets
LLP                                              (plus any borrowings for investment purposes) in equity
                                                 securities of medium-sized companies with significant
                                                 capital appreciation potential. For the Fund, "medium-sized companies" are those with market capitalizations within the collective market capitalization range of companies
                                                 represented in either the Russell MidCap Index or the S&P
                                                 MidCap 400 Index.*

MID CAP VALUE EQUITY TRUST           0.99%       To seek long-term growth of capital. Under normal market
RiverSource Investments, LLC                     conditions, the Fund invests at least 80% of its net assets
                                                 (including the amount of any borrowings for investment
                                                 purposes) in equity securities of medium-sized companies.
                                                 Medium-sized companies are those whose market
                                                 capitalizations, at the time of investment, fall within the range of the Russell MidCap Value Index.*

MID CAP VALUE TRUST                  0.90%       To seek capital appreciation. Under normal market
Lord, Abbett & Co. LLC                           conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations within the market
                                                 capitalization range of companies in the Russell MidCap
                                                 Index. The Fund invests 65% of its total assets in equity
                                                 securities which it believes to be undervalued in the
                                                 marketplace.*

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
MID VALUE TRUST                      1.06%       To seek long-term capital appreciation. Under normal market
T. Rowe Price Associates, Inc.                   conditions, the Fund invests at least 80% (usually higher)
                                                 of its net assets in companies with market capitalizations that are within the Russell Midcap Index or the Russell
                                                 Midcap Value Index. The Fund invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good
                                                 prospects for capital appreciation.*

MUTUAL SHARES TRUST                  1.06%       To seek capital appreciation, which may occasionally be
Franklin Mutual Advisers, LLC                    short-term. Income is a secondary objective. Under normal
                                                 market conditions, the Fund invests mainly in equity
                                                 securities (including convertible securities or securities the subadviser expects to be exchanged for common or
                                                 preferred stock) of companies of any nation that the
                                                 subadviser believes are available at market prices less than their value based on certain recognized or objective
                                                 criteria (intrinsic value).

NATURAL RESOURCES TRUST              1.06%       To seek long-term total return. Under normal market
Wellington Management Company,                   conditions, the Fund will invest at least 80% of its net
LLP                                              assets (plus any borrowings for investment purposes) in
                                                 equity and equity-related securities of natural
                                                 resource-related companies worldwide, including emerging
                                                 markets. Natural resource-related companies include
                                                 companies that own or develop energy, metals, forest
                                                 products and other natural resources, or supply goods and
                                                 services to such companies.

OVERSEAS EQUITY TRUST                1.12%       To seek long-term capital appreciation. Under normal market
Capital Guardian Trust Company                   conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in equity
                                                 securities of a diversified mix of large established and
                                                 medium-sized foreign companies located primarily in
                                                 developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

PACIFIC RIM TRUST                    1.01%       To achieve long-term growth of capital. Under normal market
MFC Global Investment                            conditions, the Fund invests at least 80% of its net assets
Management (U.S.A.) Limited                      (plus any borrowings for investment purposes) in common
                                                 stocks and equity-related securities of established,
                                                 larger-capitalization non-U.S. companies located in the
                                                 Pacific Rim region, including emerging markets, that have
                                                 attractive long-term prospects for growth of capital.
                                                 Current income from dividends and interest will not be an
                                                 important consideration in the selection of Fund securities.

QUANTITATIVE ALL CAP TRUST           0.76%       To seek long-term growth of capital. Under normal market
MFC Global Investment                            conditions, the Fund invests at least 65% of its total
Management (U.S.A.) Limited                      assets in equity securities of U.S. companies. The Fund will focus on equity securities of U.S. companies across the
                                                 three market capitalization ranges of large, mid and small.

QUANTITATIVE MID CAP TRUST           0.87%       To seek long-term capital growth. Under normal market
MFC Global Investment                            conditions, the Fund invests at least 80% of its net assets
Management (U.S.A.) Limited                      (plus any borrowings for investment purposes) in U.S.
                                                 mid-cap stocks, convertible preferred stocks, convertible
                                                 bonds and warrants. U.S. mid-cap stocks are defined by
                                                 Morningstar. The Fund may also invest up to 20% of its
                                                 assets in large-cap stocks, convertible preferred stocks,
                                                 convertible bonds and warrants in an effort to reduce
                                                 overall Fund volatility and increase performance.

QUANTITATIVE VALUE TRUST             0.73%       To seek long-term capital appreciation. Under normal market
MFC Global Investment                            conditions, the Fund invests at least 65% of its total
Management (U.S.A.) Limited                      assets in large-cap U.S. securities with the potential for long-term growth of capital.

REAL ESTATE EQUITY TRUST             0.90%       To seek long-term growth through a combination of capital
T. Rowe Price Associates, Inc.                   appreciation and current income. Under normal market
                                                 conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowing for investment purposes) in the equity securities of real estate companies. The definition of real estate companies is broad and includes those that derive at least 50% of revenues or profits from, or commit at least
                                                 50% of assets to, real estate activities.

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
REAL ESTATE SECURITIES TRUST         0.73%       To seek to achieve a combination of long-term capital
Deutsche Investment Management                   appreciation and current income. Under normal market
Americas Inc.                                    conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in equity
                                                 securities of REITs and real estate companies. Equity
                                                 securities include common stock, preferred stock and
                                                 securities convertible into common stock.

REAL RETURN BOND TRUST               0.77%       To seek maximum real return, consistent with preservation of
Pacific Investment Management                    real capital and prudent investment management. Under normal
Company LLC                                      market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in
                                                 inflation-indexed bonds of varying maturities issued by the
                                                 U.S. and non-U.S. governments, their agencies or
                                                 instrumentalities and corporations.

SCIENCE & TECHNOLOGY TRUST           1.15%       To seek long-term growth of capital. Current income is
T. Rowe Price Associates, Inc.                   incidental to the Fund's objective. Under normal market
and RCM Capital Management LLC                   conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowing for investment purposes) in the common stocks of companies expected to benefit from the
                                                 development, advancement, and/or use of science and
                                                 technology. For purposes of satisfying this requirement,
                                                 common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

SMALL CAP INTRINSIC VALUE TRUST      0.97%       To seek long-term capital appreciation. Under normal market
MFC Global Investment                            conditions, the Fund invests at least 80% of its net assets
Management (U.S.), LLC                           (plus any borrowing for investment purposes) in equity
                                                 securities of small-capitalization companies. Equity
                                                 securities include common and preferred stocks and their
                                                 equivalents.*

SMALL CAP TRUST                      0.89%       To seek maximum capital appreciation consistent with
Independence Investments LLC                     reasonable risk to principal. Under normal market
                                                 conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowing for investment purposes) in equity
                                                 securities of small-cap companies whose market
                                                 capitalizations, at the time of investment, do not exceed
                                                 the greater of (a) $2 billion, (b) the market capitalization of the companies in the Russell 2000 Index, and (c) the
                                                 market capitalization of the companies in the S&P Small Cap
                                                 600 Index.*

SMALL CAP GROWTH TRUST               1.16%       To seek long-term capital appreciation. Under normal market
Wellington Management Company,                   conditions, the Fund invests at least 80% of its net assets
LLP                                              (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the Fund, "small cap
                                                 companies" are those with market capitalizations, at the
                                                 time of investment, not exceeding the maximum market
                                                 capitalization of any company represented in either the
                                                 Russell 2000 Index or the S&P Small Cap 600 Index.*

SMALL CAP INDEX TRUST                0.52%       To seek to approximate the aggregate total return of a small
MFC Global Investment                            cap U.S. domestic equity market index. Under normal market
Management (U.S.A.) Limited                      conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in (a) the
                                                 common stocks that are included in the Russell 2000 Index
                                                 and (b) securities (which may or may not be included in the
                                                 Russell 2000 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index.*

SMALL CAP OPPORTUNITIES TRUST        1.02%       To seek long-term capital appreciation. Under normal market
Munder Capital Management                        conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in equity
                                                 securities of small-capitalization companies. Small-
                                                 capitalization companies are those companies with market
                                                 capitalizations, at the time of investment, within the range of the companies in the Russell 2000 Index.*

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
SMALL CAP VALUE TRUST                1.11%       To seek long-term capital appreciation. Under normal market
Wellington Management Company,                   conditions, the Fund invests at least 80% of its net assets
LLP                                              (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various
                                                 measures and offer good prospects for capital appreciation.
                                                 For the purposes of the Fund, "small cap companies" are
                                                 those with market capitalizations, at the time of
                                                 investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index or the S&P Small Cap 600 Index.*

SMALL COMPANY TRUST                  1.31%       To seek long-term capital growth. Under normal market
American Century Investment                      conditions, the Fund invests at least 80% of its net assets
Management, Inc.                                 (plus any borrowing for investment purposes) in stocks of
                                                 U.S. companies that have market capitalizations, at the time of investment, not greater than that of the largest company in the S&P Small Cap 600 Index.*

SMALL COMPANY GROWTH TRUST           1.11%       To seek long-term growth of capital. Under normal market
AIM Capital Management, Inc.                     conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowing for investment purposes) in securities of small-capitalization companies. The Fund considers a
                                                 company to be a small-capitalization company if it has a
                                                 market capitalization, at the time of investment, no larger than the largest capitalized company included in the Russell
                                                 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.*

SMALL COMPANY VALUE TRUST            1.06%       To seek long-term growth of capital. Under normal market
T. Rowe Price Associates, Inc.                   conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any
                                                 security in the Russell 2000 Index. The Fund invests in
                                                 small companies whose common stocks are believed to be
                                                 undervalued.*

SPECIAL VALUE TRUST                  1.03%       To seek long-term capital growth. Under normal market
ClearBridge Advisors, LLC                        conditions, the Fund invests at least 80% of its net assets in common stocks and other equity securities of small
                                                 capitalization U.S. companies. Small capitalized companies are defined as those whose market capitalizations at the
                                                 time of investment are no greater than (a) $3 billion or (b)
                                                 the highest month-end market capitalization value of any
                                                 stock in the Russell 2000 Index for the previous 12 months, whichever is greater.*

TOTAL STOCK MARKET INDEX TRUST       0.52%       To seek to approximate the aggregate total return of a broad
MFC Global Investment                            U.S. domestic equity market index. Under normal market
Management (U.S.A.) Limited                      conditions, the Fund invests at least 80% of its net assets
                                                 (plus any borrowings for investment purposes) in (a) the
                                                 common stocks that are included in the Dow Jones Wilshire
                                                 5000 Index and (b) securities (which may or may not be
                                                 included in the Dow Jones Wilshire 5000 Index) that MFC
                                                 Global (U.S.A.) believes as a group will behave in a manner similar to the index.*

U.S. CORE TRUST                      0.82%       To seek a high total return. Under normal market conditions,
Grantham, Mayo, Van Otterloo &                   the Fund invests at least 80% of its net assets (plus any
Co. LLC                                          borrowing for investment purposes) in investments tied
                                                 economically to the U.S. and it invests in equity
                                                 investments in U.S. companies whose stocks are included in the S&P 500 Index or in companies with size and growth
                                                 characteristics similar to companies that issue stocks
                                                 included in the Index.*

U.S. GLOBAL LEADERS GROWTH           0.72%       To seek long-term growth of capital. Under normal market
TRUST                                            conditions, the Fund invests least 80% of its net assets
Sustainable Growth Advisers,                     (plus any borrowing for investment purposes) in stocks of
L.P.                                             companies the subadviser regards, at the time of investment, as "U.S. Global Leaders." The Fund invests in common stocks of U.S. Global Leaders companies determined by the
                                                 subadviser to have a high degree of predictability and above average sustainable long-term growth.

FUND AND                           ESTIMATED
SUBADVISER(S)                    EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                    -------------                   ---------------------------
U.S. LARGE CAP TRUST                 0.87%       To seek long-term growth of capital and income. Under normal
Capital Guardian Trust Company                   market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in
                                                 equity and equity-related securities of U.S. companies with market capitalizations, at the time of investment, greater than $500 million.

U.S. MULTI SECTOR TRUST              0.81%       To seek long term capital appreciation. Under normal market
Grantham, Mayo, Van Otterloo &                   conditions, the Fund invests at least 80% of its net assets
Co. LLC                                          (plus any borrowing for investment purposes) in investments that are tied economically to the U.S. The Fund seeks to
                                                 achieve its objective by outperforming its benchmark, the
                                                 Russell 3000 Index. The Fund normally invests in securities in the Wilshire 5000 Stock Index, an independently
                                                 maintained and published equity index which measures the
                                                 performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.*

UTILITIES TRUST                      0.95%       To seek capital growth and current income (income above that
Massachusetts Financial                          available from the Fund invested entirely in equity
Services Company                                 securities). Under normal market conditions, the Fund
                                                 invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

VALUE & RESTRUCTURING TRUST          0.87%       To seek long-term capital appreciation. Under normal market
UST Advisers, Inc.                               conditions, the Fund invests at least 65% of its total
                                                 assets in common stocks of U.S. and foreign companies whose share price, in the opinion of the subadviser, does not
                                                 reflect the economic value of the company's assets, but
                                                 where the subadviser believes restructuring efforts or
                                                 industry consolidation will serve to highlight the true
                                                 value of the company.

VALUE TRUST                          0.78%       To realize an above-average total return over a market cycle
Van Kampen                                       of three to five years, consistent with reasonable risk.
                                                 Under normal market conditions, the Fund invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of
                                                 companies in the Russell MidCap Value Index.*

VALUE OPPORTUNITIES TRUST            0.89%       To seek long-term capital growth. Under normal market
Grantham, Mayo, Van Otterloo &                   conditions, the Fund invests at least 80% of its assets in
Co. LLC                                          securities of small- and mid-cap companies and the Fund
                                                 seeks to achieve its objective by outperforming its
                                                 benchmark, the Russell 2500 Value Index. The Fund typically makes equity investments in U.S. companies that issue stock included in the Russell 2500 Index, and in companies with
                                                 similar market capitalizations ("small- and mid-cap
                                                 companies").*

VISTA TRUST                          1.01%       To seek long-term capital growth. Under normal market
American Century Investment                      conditions, the Fund invests in common stocks of companies
Management, Inc.                                 that are medium-sized and smaller at the time of purchase, but the Fund may purchase other types of securities as well.

*"Lehman-Brothers Aggregate Bond(R)" is a trademark of Lehman Brothers, Inc. "S&P 400(R)", "S&P 500(R)", "S&P Mid Cap 400(R)", and "S&P Small Cap 600(R)" are
trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)", "Russell 1000 Value(R)", "Russell 1000 Growth(R)", "Russell 2000(R)", "Russell 2500(R)", "Russell 2500 Value(R)", "Russell 2500 Growth(R)", "Russell 3000(R)", "Russell MidCap(R)", "Russell MidCap Growth(R)", "Russell MidCap Value(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" and "Dow Jones Wilshire 5000(R)" are trademarks of Wilshire Associates. "MSCI All CountryWorld Excluding US(R)" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the index Funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Funds.

                                   APPENDIX B

HISTORICAL PERFORMANCE OF CORRESPONDING FOUNDING FUNDS STRATEGY

     The Franklin Templeton Founding Allocation Trust of JHT ("JHT Founding Allocation Trust") is expected to commence operations on April 30, 2007, and performance information for this fund is not presented in the Prospectus. The JHT Founding Allocation Trust is a fund of funds, which will invest in the Global Trust, Income Trust and Mutual Shares Trust ("Underlying Funds"), each of which is modeled after an underlying Fund of the Franklin Templeton Founding Fund. This Appendix provides additional information about the past performance of the underlying funds of Franklin Templeton Founding Fund: Templeton Growth Fund, Franklin Income Fund and Mutual Shares Fund ("Franklin Underlying Funds"). Together, the Franklin Underlying Funds comprise the Founding Funds Strategy. The Adviser anticipates using this model of the Founding Funds Strategy as the basis for managing the JHT Founding Allocation Trust. This Appendix also provides additional information about the past performance of the Founding Funds Strategy.

     This Appendix presents past performance information for the Templeton Growth Fund, the Franklin Income Fund and the Mutual Shares Fund, each of which has the same subadviser and same portfolio manager and substantially similar investment objectives, policies and strategies as its corresponding Underlying Fund. The Appendix also presents historical performance data for the Founding Funds Strategy. Because of the similarities between the Templeton Growth Fund, Franklin Income Fund and Mutual Shares Fund and their corresponding Underlying Funds, as described above, in combination with the Founding Funds Strategy, this information may help provide an indication of the JHT Founding Allocation Trust's risks.

     The past performance of the Franklin Underlying Funds and the Founding Funds Strategy has been calculated net of fees and expenses as described in the notes for each. The total operating fees and expenses of the Franklin Underlying Funds and Founding Funds Strategy may be lower than the total operating expenses of the Growth Trust, Income Trust, Mutual Shares Trust or JHT Founding Allocation Trust, in which case the Franklin Underlying Funds and Founding Funds Allocation Strategy performance shown would have been lower had the total operating expense of the corresponding funds been used to compute the performance.

     The Franklin Underlying Funds and Founding Funds Strategy performance is no guarantee of future results in managing the JHT Founding Allocation Trust or portion thereof. THE INFORMATION IN THIS APPENDIX DOES NOT REPRESENT THE PERFORMANCE OF THE JHT FOUNDING ALLOCATION TRUST OR ANY PREDECESSOR TO IT. Please note the following cautionary guidelines in reviewing this Appendix:

      -- Performance figures are not the performance of the JHT Founding Allocation Trust or the Underlying Funds. The performance shown for Founding Funds Strategy and the Franklin Underlying Funds is not an indication of how the JHT Founding Allocation Trust or portion thereof would have performed in the past or will perform in the future. Each of the Global Trust, Income Trust and the Mutual Shares Trust's performance in the future will be different from the Franklin Underlying Funds and the JHT Founding Allocation Trust's performance will be different from the Founding Funds Strategy due to factors such as cash flows in and out of the Underlying Funds, different fees, expenses, performance calculation methods, and portfolio sizes and composition.

      -- Although the JHT Founding Allocation Trust is modeled after the Founding Funds Strategy, the JHT Founding Allocation Trust may (1) change the percentage of the fund's assets allocated to any Underlying Fund at any time in the future, and (2) the assets under management of each of the Underlying Funds will increase or decrease depending upon the performance and market-value of those Underlying Funds.

      -- Initially, the JHT Founding Allocation Trust expects to allocate its assets approximately equally to each of the Underlying Funds. You should consider the JHT Founding Allocation Trust's discretion to change the asset allocation among the Underlying Funds, and to eventually invest in other funds, when reviewing the Underlying Funds' and Founding Funds Strategy's performance.

     Performance information -- a bar chart and a table -- is presented on the following pages for Class A shares of the Franklin Underlying Funds that correspond to each of the Global Trust, Income Trust and the Mutual Shares Trust. The bar chart shows how each Franklin Underlying Fund's total return has varied from year to year, while the tables show performance over time (along with a broad-based market index for reference). All figures assume dividend reinvestment.

     Neither the JHT Founding Allocation Trust nor the Underlying Funds have front-end or deferred sales charges. The other expenses of the Series II shares of the JHT Founding Allocation Trust, including their Rule 12b-1 fees, may be higher than the expenses, including the Rule 12b-1 fees, of the Class A shares of the corresponding Franklin Underlying Fund. The performance shown in the bar charts and tables for the Class A shares of each Franklin Underlying Fund and Founding Funds Strategy would be lower if adjusted to reflect the higher expenses of the Series II shares of the JHT Founding Allocation Trust. The performance shown in the bar charts and tables would also be lower if the adviser to the Franklin Underlying Funds had not reimbursed certain expenses of those portfolios during the periods shown. Year-by-year index figures do not reflect any sales charges or fund expenses and would be lower if they did. The JHT Founding Allocation Trust serves as the underlying investment vehicle for variable insurance products. The performance presented does not reflect the fees and expenses of any variable insurance products. If such fees and expenses had been reflected, performance would be lower. As indicated above, past performance does not indicate future results. IT IS IMPORTANT TO NOTE THAT THE PERFORMANCE RESULTS PRESENTED BELOW DO NOT REPRESENT THE PERFORMANCE OF THE JHT FOUNDING ALLOCATION TRUST AND ARE NO INDICATION OF HOW IT WOULD HAVE PERFORMED IN THE PAST OR WILL PERFORM IN THE FUTURE.

                            FOUNDING FUNDS STRATEGY

CORRESPONDING TO: FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST

     Founding Funds Strategy, total returns:

     BEST QUARTER:  Q2 '03, 15.74%

     WORST QUARTER:  Q3 '98, -11.97%

     Indexes (reflect no fees or taxes)

     S&P 500 INDEX

     LEHMAN BROTHERS AGGREGATE BOND INDEX

     The Founding Funds Strategy represents a composite of the performance of Templeton Growth Fund, Franklin Income Fund and Mutual Shares Fund. The Adviser is using this model as the basis for managing the JHT Founding Allocation Trust. However, although the JHT Founding Allocation Trust is currently allocated equally among the Underlying Funds, it will have the discretion to change its allocations and may in the future invest in other funds.

                        FOUNDING FUNDS STRATEGY CLASS A
                          CALENDAR YEAR TOTAL RETURNS


                   -0.30%                                      -7.29%
        19.68%                14.31%     11.66%     2.42%                 30.09%     14.28%     6.65%      19.64%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

                          AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIOD ENDING 3-31-07

                                                        One        Five       Ten
                                                        Year       Year       Year
 Class A                                               16.16%     11.72%     10.66%
 S&P 500 Index                                         11.83%      6.27%      8.21%
 Lehman Brothers Aggregate Bond Index                   6.58%      5.35%      6.46%

     The bar charts show how the Founding Funds Strategy ("Strategy") total return has varied from year to year, while the tables show a hypothetical performance of the Strategy (along with broad-based market indexes for reference). The hypothetical performance of the Strategy is adjusted to be shown net of the fees and expenses of the Franklin Underlying Funds. The total fees and expenses of the Franklin Underlying Funds may be lower than the total fees and expenses of the Underlying Funds. The Strategy does not reflect the advisory fee and certain other fees paid by the JHT Founding Allocation Trust. If such higher fees and expenses were reflected in the Strategy performance set forth above, performance would be lower. Actual fees may vary depending on, among other things, the applicable fee schedule and portfolio size. The hypothetical returns presented in the Strategy reflect hypothetical performance an investor would have obtained had it invested in the manner shown if the allocation was fixed throughout this period and does not represent returns that any investor actually attained. The information presented is based upon the hypothetical assumption that the Strategy invested in a one-third allocation in each of the Franklin Underlying Funds during the periods presented. Certain of the assumptions have been made for modeling purposes and are unlikely to be realized. No representation or warranty is made as to the reasonableness of the assumptions made or that all assumptions used in achieving the returns have been stated or fully considered. Changes in the assumptions may have a material impact on the hypothetical returns presented.

                             TEMPLETON GROWTH TRUST

CORRESPONDING TO: GLOBAL TRUST

     Templeton Growth Fund, Class A, total returns:

     BEST QUARTER:  Q2 '03, 20.22%

     WORST QUARTER:  Q3 '02, -16.96%

     Index (reflects no fees or taxes)

     MSCI WORLD INDEX

NET ASSETS OF TEMPLETON GROWTH FUND AS OF DECEMBER 31, 2006: $35,789 BILLION ACROSS ALL SHARE CLASSES; $27,120 BILLION IN CLASS A SHARES

                         TEMPLETON GROWTH FUND, CLASS A
                          CALENDAR YEAR TOTAL RETURNS


                   -2.48%                                      -9.48%
        16.18%                30.44%     1.74%      0.54%                 32.85%     17.00%     8.15%      21.81%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

                         TEMPLETON GROWTH FUND, CLASS A
                          AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIOD ENDING 3-31-07

                                                        One        Five       Ten
                                                        Year      Years      Years
 Class A                                               16.23%     12.52%     10.63%
 MSCI World Index                                      16.00%     10.96%      8.32%
 Class A shares of Templeton Growth Fund was first offered on 11/29/54.

     Templeton Growth Fund was subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to Templeton Growth Fund had not reimbursed certain expenses of the portfolio during the periods shown.

                                  GLOBAL TRUST

Series II, total returns:

     BEST QUARTER: Q2 '03, 17.79%

     WORST QUARTER: Q3 '02, -16.01%

     Index (reflects no fees or taxes)

     MSCI WORLD INDEX

NET ASSETS OF GLOBAL TRUST AS OF DECEMBER 31, 2006: $0.402 BILLION ACROSS ALL SHARE CLASSES; $0.040 BILLION IN SERIES II SHARES

                            GLOBAL TRUST, SERIES II
                          CALENDAR YEAR TOTAL RETURNS


                                                   -16.09%    -19.11%
        20.80%     12.25%     3.66%      12.19%                           27.23%     14.53%     10.50%     20.09%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

                            GLOBAL TRUST, SERIES II
                          AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIOD ENDING 3-31-07

                                                        One        Five       Ten
                                                        Year      Years      Years
 Series II                                             14.84%      9.31%      7.42%
 MSCI World Index                                      16.00%     10.96%      8.32%

     Global Trust, a series of John Hancock Trust, which is currently managed by Templeton Global Advisors Limited, has changed its investment policies. Global Trust's new investment policies are substantially similar to Templeton Growth Fund. Because of this change to Global Trust's investment policies, the prior performance of Global Trust may not be as relevant as the prior performance of Templeton Growth Fund to an investor in the future.

     Series II of Global Trust was first offered on January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002, reflected Series II expenses, performance would be lower. Global Trust was subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to Global Trust had not reimbursed certain expenses of the portfolio during the periods shown.

                              FRANKLIN INCOME FUND

CORRESPONDING TO: INCOME TRUST

     Franklin Income Fund, Class A, total returns:

     BEST QUARTER:  Q2 '03, 14.24%

     WORST QUARTER:  Q2 '02, -5.98%

     Note: Since Inception, Best quarter Q1, '91, 16.67%; Worst quarter Q3, '90, -8.58%

     Indexes (reflect no fees or taxes)

    S&P 500 INDEX

    LEHMAN BROTHERS AGGREGATE BOND INDEX

NET ASSETS OF FRANKLIN INCOME FUND AS OF DECEMBER 31, 2006: $52.245 BILLION ACROSS ALL SHARE CLASSES; $29.629 BILLION IN CLASS A SHARES

                         FRANKLIN INCOME FUND, CLASS A
                          CALENDAR YEAR TOTAL RETURNS


                              -0.74%                           -1.06%
        16.85%     0.95%                 20.59%     0.65%                 30.96%     12.17%     1.85%      19.12%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

                         FRANKLIN INCOME FUND, CLASS A
                          AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIOD ENDING 3-31-07

                                                       One        Five         Ten
                                                      Year        Years       Years
 Class A                                              17.75%      11.76%       9.95%
 S&P 500 Index                                        11.83%       6.27%       8.21%
 Lehman Brothers Aggregate Bond Index                  6.58%       5.35%       6.46%
 Class A shares of Franklin Income Fund was first offered on 8/31/48.

     Franklin Income Fund was subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to Franklin Income Fund had not reimbursed certain expenses of the portfolio during the periods shown.

                               MUTUAL SHARES FUND
                    (FORMERLY LIFESTYLE MUTUAL SHARES TRUST)

CORRESPONDING TO: MUTUAL SHARES TRUST

     Mutual Shares Fund, Class A, total returns:

     BEST QUARTER:  Q4 '98, 13.24%

     WORST QUARTER: Q3 '98, -17.03%

     Index (reflects no fees or taxes)

    S&P 500 INDEX

NET ASSETS OF MUTUAL SHARES FUND AS OF DECEMBER 31, 2006: $21.596 BILLION ACROSS ALL SHARE CLASSES

                          MUTUAL SHARES FUND, CLASS A
                          CALENDAR YEAR TOTAL RETURNS


                                                              -11.20%
        26.01%     0.01%      14.63%     13.42%     5.94%                 26.18%     13.50%     9.98%      17.98%
         1997       1998       1999       2000       2001       2002       2003       2004       2005       2006

                          MUTUAL SHARES FUND, CLASS A
                          AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIOD ENDING 3-31-07

                                                        One        Five       Ten
                                                        Year       Year       Year
 Class A Share                                         14.41%     10.68%     10.98%
 S&P 500 Index                                         11.83%      6.27%      8.21%
 Class A shares of the Franklin Mutual Shares Fund were first offered on 11/1/96.

Mutual Shares Fund was subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to Mutual Shares Fund had not reimbursed certain expenses of the portfolio during the periods shown.

                              FOR MORE INFORMATION

     The following documents are available that offers further information on
JHT:

ANNUAL/SEMI ANNUAL REPORT TO SHAREHOLDERS

     Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

     The SAI contains more detailed information on all aspects of the Funds. JHT's SAI includes a summary of the JHT's policy regarding disclosure of portfolio holdings as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this Prospectus.

     TO REQUEST A FREE COPY OF THE CURRENT PROSPECTUS, ANNUAL/SEMIANNUAL REPORT OR THE SAI, PLEASE CONTACT JOHN HANCOCK:

                          BY MAIL: John Hancock Trust
                              601 Congress Street
                                Boston, MA 02210

                            BY PHONE: 1-800-344-1029

                 ON THE INTERNET: www.johnhancockannuities.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS AND OTHER INFORMATION ABOUT THE FUNDS
                                 FROM THE SEC:

                       BY MAIL: Public Reference Section
                       Securities and Exchange Commission
                           Washington, DC 20549-0102
                           (duplicating fee required)

        IN PERSON: at the SEC's Public Reference Room in Washington, DC.
              For access to the Reference Room call 1-202-551-8090

                   BY ELECTRONIC REQUEST: publicinfo@sec.gov
                           (duplicating fee required)

                          ON THE INTERNET: www.sec.gov

                          1940 Act File No. 811-04146

                               JOHN HANCOCK TRUST
                601 Congress Street, Boston, Massachusetts 02210

John Hancock Trust ("JHT") is an open-end management investment company, commonly known as a mutual fund. Shares of JHT are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. JHT provides a range of investment objectives through 111 separate investment portfolios or funds (each a "Fund," collectively "Funds"). This Prospectus applies only to the following
Fund:

AMERICAN FUNDAMENTAL HOLDINGS TRUST

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON, INCLUDING ANY DEALER OR SALESPERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, UNLESS THE INFORMATION OR REPRESENTATION IS SET FORTH IN THIS PROSPECTUS. IF ANY SUCH INFORMATION OR REPRESENTATION IS GIVEN, IT SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY JHT, THE ADVISER OR ANY SUBADVISERS TO JHT OR THE PRINCIPAL UNDERWRITER OF THE SHARES. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF JHT IN ANY STATE WHERE SUCH OFFER OR SALE WOULD BE PROHIBITED.

                The date of this Prospectus is November 1, 2007

                               JOHN HANCOCK TRUST

                               TABLE OF CONTENTS

FUND DESCRIPTIONS...........................................    1
INVESTMENT OBJECTIVES AND STRATEGIES, RISKS, PERFORMANCE....    1
FUNDS OF FUNDS..............................................    3
AMERICAN FUNDAMENTAL HOLDINGS TRUST.........................    3
ADDITIONAL INFORMATION ABOUT THE FUNDS' PRINCIPAL RISKS AND
  INVESTMENT POLICIES.......................................    5
  Risks of Investing in Certain Types of Securities.........    5
  Additional Information about the Funds' Investments.......    8
MANAGEMENT OF JHT...........................................   11
  Advisory Arrangements.....................................   11
  Advisory Fee Waivers and Expense Reimbursements...........   11
  Subadvisory Arrangements and Management Biographies.......   12
MULTICLASS PRICING; RULE 12B-1 PLANS........................   12
GENERAL INFORMATION.........................................   13
  Taxes.....................................................   13
  Tax-Qualified and Non-Qualified Contracts.................   14
  Foreign Investments.......................................   14
  Tax Implications for Insurance Contracts With Investments
     Allocated to JHT.......................................   14
  Dividends.................................................   15
  Purchase and Redemption of Shares.........................   15
  Disruptive Short Term Trading.............................   16
  Policy Regarding Disclosure of Fund Portfolio Holdings....   17
  Purchasers of Shares of JHT...............................   17
  Broker Compensation and Revenue Sharing Arrangements......   17
APPENDIX A..................................................   18
APPENDIX B..................................................   20
FOR MORE INFORMATION........................................   32

                               FUND DESCRIPTIONS

            INVESTMENT OBJECTIVES AND STRATEGIES, RISKS, PERFORMANCE

     JHT is a series trust which currently has 111 separate investment Funds. The investment objectives, principal investment strategies and principal risks of the Fund are set forth in the fund descriptions below.

INVESTMENT MANAGEMENT

     John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHT and the Funds. The Adviser administers the business and affairs of JHT and retains and compensates the investment subadvisers which manage the assets of the Funds. The subadvisers formulate continuous investment programs for the Funds, consistent with their investment goals and policies. The Adviser and subadvisers are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Adviser Act"), or are exempt from such registration. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

INVESTMENT OBJECTIVES AND STRATEGIES

     The Fund has a stated investment objective which it pursues through separate investment strategies or policies. The investment objective is nonfundamental (meaning that it may be changed without the approval of the shareholders of the Fund). There can be no assurance that a Fund will achieve its investment objective. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. See "Additional Information About the Funds' Principal Risks and Investment Policies."

ADDITIONAL INVESTMENT POLICIES

     Temporary Defensive Investing. Except as otherwise stated below in the description of a particular Fund, during unusual or unsettled market conditions, for purposes of meeting redemption requests or pending investment of its assets, each Fund may invest all or a portion of its assets in cash and securities that are highly liquid, including (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents and (b) securities of other investment companies that are money market funds. In the case of Funds investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a Fund is in a defensive position, its ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular Fund, each Fund is authorized to use all of the various investment strategies referred to under "Additional Information About the Funds' Investment Policies -- Hedging and Other Strategic Transactions." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information (the "SAI").

     More complete descriptions of the money market instruments and certain other instruments in which certain Funds may invest and of the options, futures, currency and other derivative transactions that certain Funds may engage in are set forth in the SAI. A more complete description of the debt security ratings used by JHT assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") is included in Appendix I of the SAI.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

     Certain risks of investing in each Fund are set forth in the Fund's description. If these risks materialize, an investor could lose money in a Fund. The following and other risks are more fully described below under "Additional Information About the Funds' Principal Risks and Investment Policies":

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      --  Exchange Traded Funds ("ETFs") Risk

      --  Fixed Income Securities Risk

      --  Foreign Securities Risk

      --  Investment Company Securities Risk

      --  Issuer Risk

      --  Liquidity Risk

      --  Short Sales Risk

     An investment in either of the Funds is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION FOR EACH FUND

     These sections under each Fund would normally show how the Fund's total return has varied from year to year, along with a broad-based market index for reference. Because the Funds have less than one calendar year of performance as of the date of this Prospectus, there is no past performance to report.

PORTFOLIO MANAGERS

     See "Subadvisory Arrangements and Management Biographies" for information relating to the Fund's portfolio manager.

FEES AND EXPENSES FOR EACH FUND

     The Funds may issue four classes of shares: NAV shares, Series I shares, Series II shares and Series III shares. The different share classes have different expense arrangements, including different Rule 12b-1 fees for Series I, Series II and Series III (NAV shares are not subject to Rule 12b-1 fees). Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees, and certain voting rights with respect to matters affecting only one or more classes as described under "Multiple Classes of Shares." The table below describes the fees and expenses for each class of shares of the Fund offered through this Prospectus. The fees and expenses do not reflect the fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium, and would be higher if they did. Such fees and expenses are listed in the Prospectus for the variable insurance contract. The Fund does not charge a sales load or surrender fee although these fees may be imposed by the variable insurance contract.

FUND ANNUAL EXPENSES

     The Funds' annual expenses are based on estimates as the Funds commenced operations on November 1, 2007.

---------------------------------------------------------------------------------------------------------------------------------
                                                                              ACQUIRED
                                                                              FUND FEES      TOTAL       CONTRACTUAL       NET
                                         MANAGEMENT   RULE 12B-1    OTHER        AND       OPERATING       EXPENSE      OPERATING
FUNDS                                     FEES(1)        FEES      EXPENSES   EXPENSES    EXPENSES(2)   REIMBURSEMENT   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDAMENTAL HOLDINGS
---------------------------------------------------------------------------------------------------------------------------------
  Series III Class                          0.05%        0.25%       0.04%      0.40%         0.74%         0.05%         0.69%
---------------------------------------------------------------------------------------------------------------------------------

(1)The management fee of 0.05% of average annual net assets is being waived until November 1, 2008. This waiver may be terminated any time after November 1, 2008.

(2)"Total Operating Expenses" include fees and expenses incurred indirectly by a Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Operating Expenses shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Fund's financial statements, which does not include "Acquired Fund Fees and Expenses." Acquired Fund Fees and Expenses are estimated, not actual, amounts based on the Fund's current fiscal year.

EXAMPLE OF EXPENSES FOR EACH FUND

     The Example is intended to help an investor compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that $10,000 is invested in a Fund for the time periods indicated and then all the shares are redeemed at the end of those periods. The Example also assumes that the investment has a 5% return each year, that a Fund's operating expenses remain the same and that no voluntary expense reimbursements are reflected. The Example does, however, reflect the Funds' contractual expense reimbursement through November 1, 2008. The Example does not reflect the expenses of any variable insurance contract that may use a Fund as its underlying investment medium. If such expenses were reflected, the expense amounts shown would be higher. Although a particular investor's actual expenses may be higher or lower, based on these assumptions the expenses would be:

----------------------------------------------------------------------------------------------------
FUND                                                                 1 YEAR              3 YEAR
----------------------------------------------------------------------------------------------------
  AMERICAN FUNDAMENTAL HOLDINGS
----------------------------------------------------------------------------------------------------
  Series III Class                                                    $ 70                $231
----------------------------------------------------------------------------------------------------

                                 FUNDS OF FUNDS

AMERICAN FUNDAMENTAL HOLDINGS TRUST

SUBADVISER:  MFC Global Investment Management (U.S.A.) Limited

INVESTMENT OBJECTIVE:        To seek long term growth of capital.

INVESTMENT STRATEGIES:       The Fund invests in other Funds and other
                             investment companies (collectively, "Underlying
                             Funds") as well as other types of investments as described below.

     The Fund operates as a fund of funds and currently primarily invests in four Underlying Funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund, and International Fund. The Fund is permitted to invest in six other Underlying Funds of the American Funds Insurance Series:
Asset Allocation Fund, Blue Chip Income and Growth Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund, and New World Fund, each of which are described in Appendix A to the Prospectus, as well as other Underlying Funds as described below. When purchasing shares of the American Funds Insurance Series, the Fund only purchases Class 1 shares (which are not subject to Rule 12b-1 fees).

     The Fund is authorized to invest without limitation in other Underlying Funds and in other types of investments as described below. The Fund may purchase any Underlying Funds except other JHT funds of funds and the following JHT feeder funds: the American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust. When purchasing shares of other JHT Funds, each of which are described in Appendix B to the Prospectus, the Fund only purchases NAV shares (which are not subject to Rule 12b-1 fees).

Other Permitted Investments

The Fund may:

      --   Purchase U.S. government securities and short-term paper.

      -- Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.

      -- Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the Adviser to the Fund, including ETFs.

      --   Purchase domestic and foreign equity and fixed-income securities.

      -- Invest in equity securities, which may include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.

      -- Invest in fixed-income securities, which may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgaged-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed-income securities rated below investment grade (commonly known as "junk bonds").

      -- Purchase securities of registered closed-end investment companies that are part of the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.

      -- Invest up to 15% of its net assets in illiquid securities of such entities as limited partnerships and other pooled investment vehicles such as hedge funds.

      -- Make short sales of securities (borrow and sell securities not owned by the Fund), either to realize appreciation when a security that the Fund does not own declines in value or as a hedge against potential declines in the value of a Fund security.

      -- Invest in publicly traded partnerships, including publicly traded partnerships that invest principally in commodities or commodities-linked derivatives.

     The Fund may use various investment strategies such as hedging and other related transactions. For example, the Fund may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the Fund. In addition, these strategies may be used to gain exposure to a particular securities market. The Fund also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities.

     Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments would constitute "qualifying income" to a regulated investment company, the Fund is not permitted to invest in such instruments unless the subadviser obtains prior written approval from the Fund's Chief Compliance Officer. See "Additional Information Concerning Taxes" in the SAI.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

      --  Active Management Risk

      --  Credit and Counterparty Risk

      --  Derivatives Risk

      --  Equity Securities Risk

      --  ETFs Risk

      --  Fixed Income Securities Risk

      --  Foreign Securities Risk

      --  Investment Company Securities Risk

      --  Issuer Risk

      --  Liquidity Risk

      --  Short Sales Risk

                          ADDITIONAL INFORMATION ABOUT

               THE FUND'S PRINCIPAL RISKS AND INVESTMENT POLICIES

RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

     The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

ACTIVE MANAGEMENT RISK

     The Funds that are not index funds are actively managed by their subadvisers. The performance of a Fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving a Fund's investment objective. If the subadvisers' investment strategies do not perform as expected, the Funds could underperform other mutual funds with similar investment objectives or lose money.

CREDIT AND COUNTERPARTY RISK

     Credit and counterparty risk is the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, or a borrower of a Fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

DERIVATIVES RISK

     The ability of a Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, and market risk, counterparty risk, credit risk, interest risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a Fund's securities. Even if the subadviser only uses hedging and other Strategic transactions in a Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a significant loss to a Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a Fund's initial investment in such contracts. In addition, these transactions could result in a loss to a Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other Strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. See "Hedging and Other Strategic Transactions" below.

EQUITY SECURITIES RISK

     Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Funds are invested in decline or if overall market and economic conditions deteriorate. Even Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

     Value Investing Risk. The Funds may purchase some equity securities (generally referred to as "value stocks") primarily because they are selling at prices below what the subadvisers believe to be their fundamental values and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisers investing in such securities, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A Fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

     Growth Investing Risk. The Funds may purchase some equity securities (generally referred to as "growth stocks" or "growth securities") primarily because the subadvisers believe that these securities will experience relatively rapid earnings growth. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A Fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

EXCHANGE TRADED FUNDS ("ETFS") RISK

     These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

FIXED INCOME SECURITIES RISK

     Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

     Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

     Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Fund's investments. Funds that may invest in lower rated fixed income securities commonly referred to as "junk" securities are riskier than funds that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

     Investment Grade Debt Securities. Investment grade debt securities are securities of issuers rated at the time of purchase in the four highest rating categories by a nationally recognized securities rating organization, such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P (or, if unrated, of comparable quality as determined by the subadviser).

     Investment Grade Fixed Income Securities in the Lowest Rating Category Risk. Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

     Lower Rated Fixed Income Securities Risk. Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P), commonly known as "junk bonds." The principal risks of investing in these securities are as follows:

 -- Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

 -- Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

 -- Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

 -- Dependence on Subadviser's Own Credit Analysis. While a subadviser may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

 --   Additional Risks Regarding Lower Rated Corporate Fixed Income
      Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

 -- Additional Risks Regarding Lower Rated Foreign Government Fixed Income Securities. Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described under "Foreign Securities Risk". In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

FOREIGN SECURITIES RISK

     The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

 -- Currency Fluctuations. Investments in foreign securities may cause a Fund to lose money when converting investments from foreign currencies into U.S. dollars. A Fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the Fund could still lose money. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the lack of intervention) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

 -- Political and Economic Conditions. Investments in foreign securities subject a Fund to the political or economic conditions of the foreign country. These conditions could cause Fund investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the Fund from selling its investment and taking the money out of the country.

 -- Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a Fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a Fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

 -- Nationalization of Assets. Investments in foreign securities subject a Fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

 -- Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the Fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

 -- Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

INVESTMENT COMPANY SECURITIES RISK

     Each Fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities. See "Risk Factors -- Fund of Funds Risk" in the SAI for further information regarding investments in other investments companies.

ISSUER RISK

     An issuer of a security purchased by a Fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LIQUIDITY RISK

     A Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for Funds which invest in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

SHORT SALES RISK

     See "Short Sales" under "Additional Information About the Funds' Investment Policies."

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

     Subject to certain restrictions and except as noted below, a Fund may use the following investment strategies and purchase the following types of securities.

FOREIGN REPURCHASE AGREEMENTS

     A Fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets. See "Repurchase Agreement" under "Additional Information About the Funds' Investment Policies."

HEDGING AND OTHER STRATEGIC TRANSACTIONS

     The Funds are authorized to use a variety of hedging or other strategic investment strategies and transactions. These strategies and transactions will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Funds. Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies and transactions may also be used to gain exposure to a particular market or market risk. The hedging and other strategic transactions which may be used but are not limited to the following:

      -- exchange-listed and over-the-counter put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,

      -- financial futures contracts (including stock index and other securities futures),

      -- interest rate transactions, Fund's interest rate transactions may take the form of swaps, caps, floors, collars, futures and options, among other transactions,

      -- currency transactions, a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts, among other transactions,

      -- swap transactions (including but not limited to interest rate, index, equity, credit default, currency and commodity swaps, as well as other credit, equity and commodity derivatives),

      --  caps, floors and collars, and

      --  structured notes, and similar securities.

     Collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions." The description in this Prospectus (including the introductory description under "Investment Objectives and Strategies") indicates which, if any, of these types of transactions may be used by the Funds.

     Hedging and other strategic transactions may be used for the following purposes, among others:

      -- to attempt to protect against possible changes in the market value of securities held or to be purchased by the Funds resulting from securities markets or currency exchange rate fluctuations,

      --  to protect a Fund's unrealized gains in the value of its securities,

      --  to facilitate the sale of a Fund's securities for investment purposes,

      --  to manage the effective maturity or duration of a Fund's securities,

      -- to establish a position in the derivatives markets as a method of gaining exposure to a particular market or market risk, or

      -- to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

ILLIQUID SECURITIES

     Each Fund is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount from the last offer price.

INDEXED/STRUCTURED SECURITIES

     The Funds may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments. The Funds bear the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

LENDING OF FUND SECURITIES

     Each Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund's total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

LOAN PARTICIPATIONS

     The Funds may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

MORTGAGE DOLLAR ROLLS

     The Funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

     At the time a Fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

     The Funds may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a Fund's NAV, the Funds will cover the transaction as described above.

REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a Fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The Fund's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.

REVERSE REPURCHASE AGREEMENTS

     The Funds may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a Fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Funds will maintain on their records liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund's NAV, the Funds will cover the transaction as described above.

SHORT SALES

     The Funds may make short sales of securities. This means a Fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. A Fund may also make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

     Until a Fund closes its short position or replaces a borrowed security, a Fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or
(ii) otherwise cover its short position.

U.S. GOVERNMENT SECURITIES

     The Funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

WARRANTS

     The Funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

WHEN-ISSUED SECURITIES/FORWARD COMMITMENTS

     In order to help ensure the availability of suitable securities, a Fund may purchase debt or equity securities on a "when-issued" or on a "forward commitment" basis. These terms mean that the obligations will be delivered to the Fund at a future date, which may be a month or more after the date of commitment. While awaiting delivery of the obligations purchased on such bases, a Fund will maintain on its records liquid assets equal to the amount of the commitments to purchase when-issued or forward delivery securities. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction.

     These investment strategies and securities are described further in the SAI.

                               MANAGEMENT OF JHT

ADVISORY ARRANGEMENTS

     John Hancock Investment Management Services, LLC (the "Adviser") is the adviser to JHT. The Adviser is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Adviser Act. The ultimate controlling parent of the Adviser is MFC, a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The Adviser administers the business and affairs of JHT. The Adviser also selects, contracts with and compensates subadvisers to manage the investment and reinvestment of the assets of all Funds. The Adviser does not itself manage any of JHT portfolio assets but has ultimate responsibility to oversee the subadvisers. In this connection, the Adviser (i) monitors the compliance of the subadvisers with the investment objectives and related policies of each Fund,
(ii) reviews the performance of the subadvisers and (iii) reports periodically on such performance to the Trustees of JHT.

     A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement for the American Fundamental Holdings Trust will be available in JHT's annual report to shareholders for the six month period ended December 31, 2007.

     JHT has received an order from the SEC permitting the Adviser to appoint a subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by shareholders. JHT, therefore, is able to change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHT (other than by reason of serving as subadviser to a Fund) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

     As compensation for its services, the Adviser receives a fee from JHT computed separately for each Fund.

     Under the advisory agreement the amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate is calculated each day by applying the annual percentage rates in the tables below to the applicable portions of Aggregate Net Assets shown in the tables and dividing the sum of the amounts so determined by Aggregate Net Assets.

     Under the advisory agreement, the advisory fee is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the annual percentage rate for a Fund by the value of the net assets of the Fund at the close of business on the previous business day of JHT.

     The following table presents a schedule of the management fees the Fund currently is obligated to pay the Adviser, as a percentage of Aggregate Net Assets.

                                                              FIRST $500 MILLION OF   EXCESS OVER $500 MILLION OF
                                                              AGGREGATE NET ASSETS*      AGGREGATE NET ASSETS*
                                                              ---------------------   ---------------------------
American Fundamental Holdings Trust.........................     0.050%                    0.040%

---------------

* Aggregate Net Assets include the net assets of the American Fundamental Holdings Trust and the American Global Diversification Trust, each a series of JHT.

ADVISORY FEE WAIVERS AND EXPENSE REIMBURSEMENTS

     Advisory Fee Waiver for All Funds of JHT Except Those Noted
Below. Effective January 1, 2006, the Adviser agreed to waive its management fee for certain Funds of JHT or otherwise reimburse certain of the expenses of those Funds (the "Participating Funds") as set forth below (the
"Reimbursement"). The Participating Funds are all Funds of JHT except the following:

     The five Lifestyle Trusts

     Absolute Return Trust

     American Bond Trust

     American Growth Trust

     American International Trust

     American Blue Chip Income and Growth Trust

     American Growth-Income Trust

     American Global Growth Trust

     American High-Income Bond Trust

     American New World Trust

     American Global Small Capitalization Trust

     American Asset Allocation Trust

     Money Market Trust B

     500 Index Trust B

     International Equity Index Trust B

     Bond Index Trust B

     Index Allocation Trust

     Franklin Templeton Founding Allocation Trust

     American Fundamental Holdings Trust

     American Global Diversification Trust

     The Reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Funds that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Funds in proportion to the daily net assets of each Fund. The Reimbursement may be terminated or modified at any time by the Adviser upon notice to JHT and approval of the Board of Trustees of JHT.

     American Fundamental Holdings Trust. The Adviser has contractually agreed to waive the advisory fee for the Funds until November 1, 2008. This waiver may be terminated any time after November 1, 2008.

SUBADVISORY ARRANGEMENTS AND MANAGEMENT BIOGRAPHIES

     The Adviser has entered into subadvisory agreements with the subadviser to the Funds. Under these agreements, the subadviser manages the assets of the Funds, subject to the supervision of the Adviser and the Trustees of JHT. The subadviser formulates a continuous investment program for each Fund it subadvises, consistent with the Fund's investment goal and strategy as described above. The subadviser regularly reports to the Adviser and the Trustees of JHT with respect to the implementation of such programs.

     Subadvisory Fees. The subadviser is compensated by the Adviser, subject to Board approval, and not by the Funds which it subadvises.

     Set forth below is information about the subadviser and the portfolio manager for the Fund, including a brief summary of the portfolio manager's business career over the past five years. The SAI includes additional details about the Fund's portfolio manager, including information about his compensation, accounts he manages other than the Fund and his ownership of Fund securities.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED ("MFC GLOBAL (U.S.A.)")

     MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the Funds of JHT for which it is the subadviser as well as other portfolios advised by the Adviser. MFC Global (U.S.A.) is an indirect, wholly-owned subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Fund Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

FUND                                             PORTFOLIO MANAGER
----                                             -----------------
American Fundamental Holdings Trust              Steve Orlich

      -- Steve Orlich (since inception). Vice President and Senior Portfolio Manager, Asset Allocation at MFC Global U.S.A. He joined MFC Global U.S.A. in 1998. He is an associate of the Society of Actuaries and has a M.A. in Theoretical Mathematics. Appendix C of the SAI includes information about the portfolio manager, including information about his compensation, accounts he manages other than the Funds and his ownership of the Funds' shares, if any.

                      MULTICLASS PRICING; RULE 12B-1 PLANS

MULTIPLE CLASSES OF SHARES

     Each of the Funds may issue four classes of shares: NAV Shares, Series I shares, Series II and Series III shares.

     Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees for Series I shares, Series II and Series III shares, and voting rights.

     The expenses of each Fund are borne by its Series I, Series II, Series III and NAV shares (as applicable) based on the net assets of the Fund attributable to shares of each class. Notwithstanding the foregoing, "class expenses" are allocated to each class. "Class expenses" for each Fund include the Rule 12b-1 fees (if any) paid with respect to a class and other expenses which the Adviser to each Fund determines are properly allocable to a particular class. The Adviser will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. The Adviser's determination is subject to ratification or approval by the Board. The kinds of expenses that the Adviser may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class;
(iii) Trustees' fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

     All shares of each Fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

RULE 12B-1 PLANS OF EACH CLASS

     Series III shares of the Fund are subject to a Rule 12b-1 fee of up to 0.25% of Series III share average daily net assets.

     Rule 12b-1 fees will be paid to the JHT's Distributor, John Hancock Distributors, LLC, or any successor thereto (the "Distributor").

     To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

     (i) for any expenses relating to the distribution of the shares of the class; (ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class); and
(iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers, Inc.

     Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a Fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with JHT's investment adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

     Rule 12b-1 fees are paid out of a Fund's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a Fund and may, over time, be greater than other types of sales charges.

                              GENERAL INFORMATION

TAXES

     The following is a summary of some important tax issues that affect JHT and the Funds. The summary is based on current tax laws which may be changed by legislative, judicial or administrative action (possibly with retroactive effect). You should not consider this to be a detailed description of the tax treatment of JHT or the Funds. More information about taxes is located in the SAI under the heading -- "Additional Information Concerning Taxes". YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES AND THEIR IMPACT ON YOUR PERSONAL TAX LIABILITY.

     Qualification as a Regulated Investment Company and Diversification Requirements Applicable to Insurance Company Separate Accounts JHT intends to take the steps necessary to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and believes that each Fund will so qualify. As a result of qualifying as a regulated investment company, each Fund will not be subject to U.S. federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each Fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

     Because JHT complies with the ownership restrictions of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no
direct ownership by the public), JHT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any Fund in which it invests, provided that the Fund qualifies as a regulated investment company. Therefore, each Fund intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

     If a Fund failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

      -- would be treated as owning shares of the Fund (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

      -- the Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

     In addition, if a Fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that the Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Fund, since to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

TAX-QUALIFIED AND NON-QUALIFIED CONTRACTS

     Certain of MFC's life insurance subsidiaries (the "Insurance Companies") are taxed as life insurance companies. Under current tax law rules, they include the investment income (exclusive of capital gains) of the separate accounts in their taxable income and take deductions for investment income credited to their "policyholder reserves." They are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. The Insurance Companies do not currently charge the separate accounts for any resulting income tax costs, other than a "DAC tax charge" they impose against certain life insurance separate accounts to compensate them for the finance costs attributable to the acceleration of their income tax liabilities by reason of a "DAC tax adjustment." They also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Funds. These benefits can be material. They do not pass these benefits through to the separate accounts, principally because: (i) the deductions and credits are allowed to the Insurance Companies and not the contract holders under applicable tax law; and (ii) the deductions and credits do not represent investment return on the separate account assets that is passed through to contract holders.

     The Insurance Companies' contracts permit the Insurance Companies to deduct a charge for any taxes they incur that are attributable to the operation or existence of the contracts or the separate accounts. Currently, the Insurance Companies do not anticipate making any specific charge for such taxes other than the DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, the Insurance Companies reserve the right to make a charge in the future.

     Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in JHT, including the application of state and local taxes.

FOREIGN INVESTMENTS

     When investing in foreign securities or currencies, a Fund may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to a Fund of JHT.

TAX IMPLICATIONS FOR INSURANCE CONTRACTS WITH INVESTMENTS ALLOCATED TO JHT

     For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a Fund of JHT, please refer to the prospectus for the contract.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See "Additional Information Concerning Taxes" in the SAI for additional information on taxes.

DIVIDENDS

     JHT intends to declare as dividends substantially all of the net investment income, if any, of each Fund. Dividends from the net investment income and the net capital gain, if any, for each Fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of that Fund or paid in cash.

PURCHASE AND REDEMPTION OF SHARES

     Shares of each Fund of JHT are offered continuously, without sales charge, at a price equal to their NAV. The distributor of the shares of JHT is John Hancock Distributors LLC. Shares of each Fund of JHT are sold and redeemed at their NAV next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by JHT. Depending upon the NAV at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

      -- trading on the New York Stock Exchange ("NYSE") is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

      -- an emergency exists, as determined by the SEC, as a result of which disposal by JHT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHT fairly to determine the value of its net assets; or

      -- the SEC by order so permits for the protection of security holders of JHT.

CALCULATION OF NAV

     The NAV of each Fund is determined once daily as of the close of day-time trading of the NYSE, Monday through Friday, except that no determination is required on:

     (i) days on which changes in the value of such Fund's portfolio securities will not materially affect the current NAV of the shares of the Fund;

     (ii) days during which no shares of such Fund are tendered for redemption and no order to purchase or sell such shares is received by JHT; or

     (iii) the following business holidays or the days on which such holidays are observed by the NYSE: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The NAV of each Funds is computed by:

     (i) adding the sum of the value of the securities held by the Fund plus any cash or other assets it holds,

     (ii) subtracting all its liabilities, and

     (iii) dividing the result by the total number of shares outstanding of the Fund at such time.

VALUATION OF SECURITIES

     Securities held by each of the Funds with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, Fund securities are valued at fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to JHT's Pricing Committee (the "Pricing Committee"), and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees. Underlying Funds shares held by a fund of funds are valued at their NAV.

     Generally, trading (i) in non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the NYSE. The values of such securities used in computing a Fund's NAV are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that Trustees or their designee believe accurately reflects its fair value.

     In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. JHT may also fair value securities in other situations, for example, when a particular foreign market is closed but JHT is calculating the NAV for its portfolios. In view of these factors, it is likely that Funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

     For purposes of determining when fair value adjustments may be appropriate with respect to Funds that invest in securities in foreign markets that close prior to the NYSE, JHT will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of an S&P index or of certain "i-Share Exchange Traded Funds" ("i-Shares") which track foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of an S&P index or of i-Shares, the pricing for all Funds that invest in foreign markets that have closed prior to the NYSE will promptly be reviewed and potential adjustments to the NAV of such Funds will be recommended to JHT's Pricing Committee where applicable.

     Fair value pricing of securities is intended to help ensure that a Fund's NAV reflects the value of the Fund's securities as of the close of the NYSE (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of the Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Fund's assets that is invested in other open-end investment companies, that portion of the Fund's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

DISRUPTIVE SHORT TERM TRADING

     None of the Funds of JHT is designed for short-term trading (frequent purchases and redemption of shares) or market timing activities which may increase portfolio transaction costs, disrupt management of a Fund (affecting a subadviser's ability to effectively manage a Fund in accordance with its investment objective and policies) and dilute the interest in a Fund held for long-term investment ("Disruptive Short-Term Trading").

     The Board of Trustees has adopted procedures to deter Disruptive Short-Term Trading and JHT seeks to deter and prevent such trading through several methods:

     First, to the extent that there is a delay between a change in the value of a Fund's holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. JHT seeks to deter and prevent this activity, sometimes referred to as "market timing" or "stale price arbitrage," by the appropriate use of "fair value" pricing of the Funds' portfolio securities. See "Purchases and Redemption of Shares" above for further information on fair value pricing.

     Second, management of JHT will monitor purchases and redemptions of JHT shares either directly or through procedures adopted by the affiliated insurance companies that use JHT as their underlying investment vehicle. If management of JHT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing portfolio transaction costs, significantly disrupting portfolio management or significantly diluting the interest in a Fund held for long-term investment i.e. Disruptive Short-Term Trading, JHT may impose restrictions on such trading as described below.

     Pursuant to Rule 22c-2 under the 1940 Act, JHT and each insurance company that uses JHT as an underlying investment vehicle have entered into information sharing agreements under which the insurance companies are obligated to: (i) adopt, and enforce, during the term of the agreement, a short-term trading policy the terms of which are acceptable to JHT; (ii) furnish JHT, upon its request, with information regarding contract holder trading activities in shares of JHT; and (iii) enforce its short-term trading policy with respect to contract holders identified by JHT as having engaged in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHT, to cease to accept trading instructions from the financial intermediary for the contract holder.

     Investors in JHT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading and that the ability to restrict Disruptive Short-Term Trading may vary among insurance companies and by insurance product. Investors should also note that insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, inherently make it more difficult for JHT to identify short-term transactions in a Fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHT is unsuccessful in restricting Disruptive Short-Term Trading, the affected Funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadviser's ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

     Market timers may target Funds with the following types of investments:

     1. Funds with significant investments in foreign securities traded on markets that close before the Fund determines its NAV.

     2. Funds with significant investments in high yield securities that are infrequently traded; and

     3. Funds with significant investments in small cap securities.

     Market timers may also target Funds with other types of investments for frequent trading of shares.

POLICY REGARDING DISCLOSURE OF FUND PORTFOLIO HOLDINGS

     The SAI of JHT contains a description of JHT's policies and procedures regarding disclosure of JHT portfolio holdings. (See "Procedures Regarding Disclosure of Trust Portfolio Holdings").

     The American Fundamental Holdings Trust invests in shares of other Funds. The holdings of the American Fundamental Holdings Trust in other Funds will be posted to the website listed below within 30 days after each calendar quarter end and within 30 days after any material changes are made to their respective holdings. In addition, the ten largest holdings of the Fund will be posted to the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date JHT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. JHT's Form N-CSR and Form N-Q will contain each Fund's entire portfolio holdings as of the applicable calendar quarter end.

http://www.jhannuities.com/marketing/general/ArticlePage.aspx?ContentId=4072&globalNavID=18

PURCHASERS OF SHARES OF JHT

     Shares of JHT may be sold to insurance company separate accounts for both variable annuity and variable life insurance contracts. Due to differences in tax treatments and other considerations, the interests of various contract owners participating in JHT may not coincide. The Board of Trustees of JHT will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

BROKER COMPENSATION AND REVENUE SHARING ARRANGEMENTS

     Insurance companies and their SEC registered separate accounts may use JHT as an underlying investment medium for their variable annuity contracts and variable life insurance policies ("Variable Products"). Distributors of such variable products pay compensation to authorized broker-dealers for the sale of the contracts and policies. These distributors may also pay additional compensation to, and enter into revenue sharing arrangements with, certain authorized broker-dealers. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statements of additional information of the Variable Products. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through Rule 12b-1 distribution fees or through the Adviser's profit on the advisory fee.

     John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (the "John Hancock Insurance Companies") and certain of their separate accounts that are exempt from SEC registration may use Series I shares of JHT as an underlying investment medium for exempt group annuity contracts ("Group Contracts") issued to certain qualified retirement plans (the "Plans"). John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators ("TPAs") for the services they provide in connection the administration of the Plans. To the extent the John Hancock Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or TPAs, JHT understands that the John Hancock Insurance Companies disclose such compensation and arrangements to the Plans. JHT also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through Rule 12b-1 distribution fees or through the Adviser's profit on the advisory fee.

                                   APPENDIX A

                        DESCRIPTION OF THE AMERICAN FUND

                       INSURANCE SERIES UNDERLYING FUNDS

     The American Fundamental Holdings Trust may invest in Class 1 shares of the American Fund Insurance Series' Funds (the "Underlying Funds"). The following tables set forth: (i) the names of the Underlying Funds and of their respective subadvisers; (ii) the expense ratios of the Class 1 shares of the Underlying Funds for the most recent fiscal year; and (iii) brief descriptions of the Underlying Fund investment goals and principal strategies. Additional investment practices are described in the American Fund Insurance Series Funds' SAI and in the prospectuses for the Underlying Funds.

                        AMERICAN FUNDS INSURANCE SERIES

FUND AND
SUBADVISER                       EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
----------                       -------------                   ---------------------------
GLOBAL GROWTH FUND                   0.62%       The fund seeks to make your investment grow over time by
Capital Research and Management                  investing primarily in common stocks of companies located
Company                                          around the world. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

GLOBAL SMALL CAPITALIZATION          0.79%       The fund seeks to make your investment grow over time by
FUND                                             investing primarily in stocks of smaller companies located
Capital Research and Management                  around the world. Normally, the fund invests at least 80% of
Company                                          its assets in equity securities of companies with small
                                                 market capitalizations, measured at the time of purchase.
                                                 However, the fund's holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market
                                                 action.

GROWTH FUND                          0.35%       The fund seeks to make your investment grow by investing
Capital Research and Management                  primarily in common stocks of companies that appear to offer
Company                                          superior opportunities for growth of capital. In seeking to pursue its investment objective, the fund may invest in the securities of issuers representing a broad range of market capitalizations.

INTERNATIONAL FUND                   0.57%       The fund seeks to make your investment grow over time by
Capital Research and Management                  investing primarily in common stocks of companies located
Company                                          outside the United States. The fund is designed for
                                                 investors seeking capital appreciation through stocks.
                                                 Investors in the fund should have a long-term perspective
                                                 and be able to tolerate potentially wide price fluctuations.

NEW WORLD FUND                       0.92%       The fund seeks to make your investment grow over time by
Capital Research and Management                  investing primarily in stocks of companies with significant
Company                                          exposure to countries with developing economies and/or
                                                 markets. The fund may also invest in debt securities of
                                                 issuers, including issuers of lower rated bonds, with
                                                 exposure to these countries. The fund is designed for
                                                 investors seeking capital appreciation.

BLUE CHIP INCOME AND GROWTH          0.45%       The fund seeks to produce income exceeding the average yield
FUND                                             on U.S. stocks generally (as represented by the average
Capital Research and Management                  yield on S&P 500 Composite Index ("S&P 500") and to provide
Company                                          an opportunity for growth of principal consistent with sound common stock investing. The fund invests primarily in common stocks of larger, more established companies based in the
                                                 United States, with market capitalizations of $4 billion and above.

GROWTH-INCOME FUND                   0.29%       The fund seeks to make your investment grow and provide you
Capital Research and Management                  with income over time by investing primarily in common
Company                                          stocks or other securities that demonstrate the potential
                                                 for appreciation and/or dividends. The fund may invest up to
                                                 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in S&P 500.

FUND AND
SUBADVISER                       EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
----------                       -------------                   ---------------------------
ASSET ALLOCATION FUND                0.35%       The fund seeks to provide you with high total return
Capital Research and Management                  (including income and capital gains) consistent with
Company                                          preservation of capital over the long term by investing in a diversified portfolio of common stocks and other equity
                                                 securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities
                                                 maturing in one year or less). The fund may invest up to 15%
                                                 of its assets in equity securities of issuers domiciled
                                                 outside the United States and not included in S&P 500, and up to 5% of its assets in debt securities of non-U.S.
                                                 issuers. In addition, the fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or
                                                 below by Moody's Investors Service and BB or below by S&P or unrated but determined to be of equivalent quality).

BOND FUND                            0.44%       The fund seeks to maximize your level of current income and
Capital Research and Management                  preserve your capital. Normally, the fund invests at least
Company                                          80% of its assets in bonds. This policy is subject to change only upon 60 days' notice to shareholders. The fund will
                                                 invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may
                                                 invest up to 35% of its assets in bonds rated Ba or below by
                                                 Moody's Investors Service and BB or below by S&P or unrated but determined to be of equivalent quality.

HIGH-INCOME BOND FUND                0.50%       The Fund seeks to provide you with a high level of current
Capital Research and Management                  income and, secondarily, capital appreciation by investing
Company                                          at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba or below by Moody's
                                                 Investors Service or BB or below by Standard & Poor's
                                                 Corporation or unrated but determined to be of equivalent
                                                 quality). The fund may also invest up to 25% of its assets in securities of non-U.S. issuers. Normally, the fund
                                                 invests at least 80% of its assets in bonds.

                                   APPENDIX B

                    DESCRIPTION OF THE JHT UNDERLYING FUNDS

     The American Fundamental Holdings Trust may invest in Series NAV shares of any of JHT's Funds except other JHT fund of funds and the JHT Feeder Funds (the "Underlying Portfolios"). The following tables set forth, separately for the fixed-income Underlying Funds and the equity Underlying Portfolios of JHT: (i) the names of the Underlying Funds and of their respective subadvisers; (ii) the expense ratios of the Series NAV shares of the Underlying Funds for the most recent fiscal year (or estimated expense ratios for the current fiscal year in the case of new portfolios); and (iii) brief descriptions of the Underlying Fund investment goals and principal strategies. Additional investment practices are described in JHT's SAI and in the prospectuses for the Underlying Funds.

                           FIXED-INCOME FUNDS -- JHT

FUND AND                                 ESTIMATED
SUBADVISER(S)                          EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                          -------------                   ---------------------------
ACTIVE BOND TRUST                          0.64%       To seek income and capital appreciation. Under normal market
Declaration Management & Research LLC                  conditions, the Fund invests at least 80% of its net assets
and MFC Global Investment Management                   (plus any borrowing for investment purposes) in a
(U.S.), LLC                                            diversified mix of debt securities and instruments.

BOND INDEX TRUST A                         0.55%       To seek to track the performance of the Lehman Brothers
Declaration Management & Research LLC                  Aggregate Bond Index (which represents the U.S. investment grade bond market). Under normal market conditions, the
                                                       Funds will invest at least 80% of their net assets (plus any borrowing for investment purposes) in securities listed in the Lehman Brothers Aggregate Bond Index.*

CORE BOND TRUST                            0.79%       To seek total return consisting of income and capital
Wells Capital Management,                              appreciation. Under normal market conditions, the Fund
Incorporated                                           invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment
                                                       grade debt securities, including U.S. Government
                                                       obligations, corporate bonds, mortgage-backed and other
                                                       asset-backed securities and money market instruments.

GLOBAL BOND TRUST                          0.80%       To seek maximum total return, consistent with preservation
Pacific Investment Management Company                  of capital and prudent investment management. Under normal
LLC                                                    market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in
                                                       fixed income instruments, which may be represented by
                                                       futures contracts (including related options) with respect to such securities, and options on such securities. These
                                                       fixed income instruments may be denominated in non-U.S.
                                                       currencies or in U.S. dollars.

HIGH INCOME TRUST                          0.74%       To seek high current income; capital appreciation is a
MFC Global Investment Management                       secondary goal. Under normal market conditions, the Fund
(U.S.), LLC                                            invests at least 80% of its net assets in U.S. and foreign fixed-income securities that, at the time of investment, are rated BB/Ba or lower or are unrated equivalents. These may include, but are not limited to, domestic and foreign
                                                       corporate bonds, debentures and notes, convertible
                                                       securities, preferred stocks, and domestic and foreign
                                                       government obligations.

HIGH YIELD TRUST                           0.71%       To realize an above-average total return over a market cycle
Western Asset Management Company                       of three to five years, consistent with reasonable risk.
                                                       Under normal market conditions, the Fund invests at least
                                                       80% of its net assets (plus any borrowings for investment
                                                       purposes) at the time of investment in high yield
                                                       securities, including corporate bonds, preferred stocks,
                                                       U.S. Government and foreign securities, mortgage-backed
                                                       securities, loan assignments or participations and
                                                       convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of
                                                       equivalent quality): Corporate Bonds, Preferred Stocks and
                                                       Convertible Securities -- Moody's (Ba through C); Standard &
                                                       Poor's (BB through D).

FUND AND                                 ESTIMATED
SUBADVISER(S)                          EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                          -------------                   ---------------------------
INCOME TRUST                               0.41%       To seek to maximize income while maintaining prospects for
Franklin Advisers, Inc.                                capital appreciation. Under normal market conditions, the
                                                       Fund invests in a diversified portfolio of debt securities, such as bonds, notes and debentures, and equity securities, such as common stocks, preferred stocks and convertible
                                                       securities.

INVESTMENT QUALITY BOND TRUST              0.67%       To provide a high level of current income consistent with
Wellington Management Company, LLP                     the maintenance of principal and liquidity. Under normal
                                                       market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in
                                                       bonds rated investment grade at the time of investment. The
                                                       Fund will tend to focus on corporate bonds and U.S.
                                                       government bonds with intermediate to longer term
                                                       maturities.

MONEY MARKET TRUST                         0.51%       To obtain maximum current income consistent with
MFC Global Investment Management                       preservation of principal and liquidity. Under normal market
(U.S.A.) Limited                                       conditions, the Fund invests in high quality, U.S. dollar
                                                       denominated money market instruments.

SHORT-TERM BOND TRUST                      0.62%       To seek income and capital appreciation. Under normal market
Declaration Management & Research LLC                  conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and
                                                       instruments. The securities and instruments will have an
                                                       average credit quality rating of "A" or "AA" and a weighted average effective maturity between one and three years, and no more than 15% of the Fund's net assets will be invested in high yield bonds.

SPECTRUM INCOME TRUST                      0.93%       To seek a high level of current income with moderate share
T. Rowe Price Associates, Inc.                         price fluctuation. Under normal market conditions, the Fund diversifies its assets widely among various fixed income and equity market segments. The Fund seeks to maintain broad
                                                       exposure primarily to domestic and international fixed
                                                       income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time.

STRATEGIC BOND TRUST                       0.75%       To seek a high level of total return consistent with
Western Asset Management Company                       preservation of capital. Under normal market conditions, the
                                                       Fund invests at least 80% of its net assets (plus any
                                                       borrowings for investment purposes) in fixed income
                                                       securities.

STRATEGIC INCOME TRUST                     0.51%       To seek a high level of current income. Under normal market
MFC Global Investment Management                       conditions, the Fund invests at least 80% of its assets in
(U.S.), LLC                                            foreign government and corporate debt securities from
                                                       developed and emerging markets U.S. Government and agency
                                                       securities and domestic high yield bonds.

TOTAL RETURN TRUST                         0.76%       To seek maximum total return, consistent with preservation
Pacific Investment Management Company                  of capital and prudent investment management. Under normal
LLC                                                    market conditions, the Fund invests at least 65% of its
                                                       total assets in a diversified fund of fixed income
                                                       instruments of varying maturities.

U.S. GOVERNMENT SECURITIES TRUST           0.64%       To obtain a high level of current income consistent with
Western Asset Management Company                       preservation of capital and maintenance of liquidity. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes)
                                                       in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or
                                                       instrumentalities and derivative securities such as
                                                       collateralized mortgage obligations backed by such
                                                       securities and futures contracts. The Fund may invest the
                                                       balance of its assets in non-U.S. government securities
                                                       including, but not limited to, fixed rate and adjustable
                                                       rate mortgage-backed securities, asset-backed securities,
                                                       corporate debt securities and money market instruments.

FUND AND                                 ESTIMATED
SUBADVISER(S)                          EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                          -------------                   ---------------------------
U.S. HIGH YIELD BOND TRUST                 0.79%       To seek total return with a high level of current income.
Wells Capital Management,                              Under normal market conditions, the Fund invests at least
Incorporated                                           80% of its net assets (plus any borrowing for investment
                                                       purposes) in corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as 'junk bonds' or
                                                       high yield securities). The Fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

                              EQUITY FUNDS -- JHT

FUND AND                                 ESTIMATED
SUBADVISER(S)                          EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                          -------------                   ---------------------------
500 INDEX TRUST                            0.52%       To seek to approximate the aggregate total return of a broad
MFC Global Investment Management                       U.S. domestic equity market index. Under normal market
(U.S.A.) Limited                                       conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in (a) the
                                                       common stocks that are included in the S&P 500 Index and (b)
                                                       securities (which may or may not be included in the S&P 500
                                                       Index) that MFC Global (U.S.A.) believes as a group will
                                                       behave in a manner similar to the index.*

500 INDEX TRUST B                          0.25%       To seek to approximate the aggregate total return of a broad
MFC Global Investment Management                       U.S. domestic equity market index. Under normal market
(U.S.A.) Limited                                       conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in (a) the
                                                       common stocks that are included in the S&P 500 Index and (b)
                                                       securities (which may or may not be included in the S&P 500
                                                       Index) that MFC Global (U.S.A.) believes as a group will
                                                       behave in a manner similar to the index.*

ALL CAP CORE TRUST                         0.83%       To seek long-term growth of capital. Under normal market
Deutsche Investment Management                         conditions, the Fund invests in common stocks and other
Americas Inc.                                          equity securities within all asset classes (small-, mid- and large-cap) of those within the Russell 3000 Index.*

ALL CAP GROWTH TRUST                       0.90%       To seek long-term capital appreciation. Under normal market
AIM Capital Management, Inc.                           conditions, the Fund invests its assets principally in
                                                       common stocks of companies that the subadviser believes
                                                       likely to benefit from new or innovative products, services or processes as well as those that have experienced
                                                       above-average, long-term growth in earnings and have
                                                       excellent prospects for future growth. Any income received from securities held by the Fund will be incidental.

ALL CAP VALUE TRUST                        0.87%       To seek capital appreciation. Under normal market
Lord, Abbett & Co. LLC                                 conditions, the Fund invests in equity securities of U.S.
                                                       and multinational companies in all capitalization ranges
                                                       that the subadviser believes are undervalued. The Fund will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market
                                                       capitalization range of the Russell 1000 Index. The Fund
                                                       will invest the remainder of its assets in mid-sized and
                                                       small company securities.*

BLUE CHIP GROWTH TRUST                     0.83%       To provide long-term growth of capital. Current income is a
T. Rowe Price Associates, Inc.                         secondary objective. Under normal market conditions, the
                                                       Fund invests at least 80% of its net assets (plus any
                                                       borrowing for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser's view, are well established in their industries and have the potential for above-average earnings growth.

FUND AND                                 ESTIMATED
SUBADVISER(S)                          EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                          -------------                   ---------------------------
CAPITAL APPRECIATION TRUST                 0.78%       To seek long-term growth of capital. Under normal market
Jennison Associates LLC                                conditions, the Fund invests at least 65% of its total
                                                       assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have
                                                       above-average growth prospects. These companies are
                                                       generally medium-to large-capitalization companies.

CLASSIC VALUE TRUST                        0.91%       To seek long-term growth of capital. Under normal market
Pzena Investment Management, LLC                       conditions, the Fund invests at least 80% of its assets in domestic equity securities. The Fund may invest in
                                                       securities of foreign issuers, but will generally limit such investments to American Depositary Receipts (ADRs) and
                                                       foreign securities listed and traded on a U.S. Exchange or the NASDAQ market.

CORE EQUITY TRUST                          0.83%       To seek long-term capital growth. Under normal market
Legg Mason Capital Management, Inc.                    conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in equity
                                                       securities that, in the subadviser's opinion, offer the
                                                       potential for capital growth.

DYNAMIC GROWTH TRUST                       0.96%       To seek long-term growth of capital. Under normal market
Deutsche Investment Management                         conditions, the Fund invests at least 80% of its net assets
Americas Inc.                                          in stocks and other equity securities of medium-sized U.S.
                                                       companies with strong growth potential that are within the market capitalization range, at the time of investment, of the Russell Midcap Growth Index.*

EMERGING GROWTH TRUST                      1.05%       To seek superior long-term rates of return through capital
MFC Global Investment Management                       appreciation. Under normal market conditions, the Fund seeks
(U.S.), LLC                                            to achieve its objective by investing, primarily in high
                                                       quality securities (those with a proven track record of
                                                       performance and/or growth) and convertible instruments of
                                                       small-cap U.S. companies.

EMERGING SMALL COMPANY TRUST               1.02%       To seek long term capital appreciation. Under normal market
RCM Capital Management LLC                             conditions, the Fund invests at least 80% of its net assets
                                                       (plus borrowings for investment purposes) at the time of
                                                       investment in securities of small cap companies. The
                                                       subadviser defines small cap companies as common stocks and other equity securities of U.S. companies that have a market capitalization that does not exceed the highest market
                                                       capitalization of any company contained in either the
                                                       Russell 2000 Index or the S&P Small Cap 600 Index.*

EMERGING MARKETS VALUE TRUST               1.12%       To seek long-term capital appreciation. Under normal
Dimensional Fund Advisors                              circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in
                                                       companies associated with emerging markets designated from time to time by the Investment Committee of the subadviser.

EQUITY-INCOME TRUST                        0.84%       To provide substantial dividend income and also long-term
T. Rowe Price Associates, Inc.                         capital appreciation. Under normal market conditions, the
                                                       Fund invests at least 80% of its net assets (plus any
                                                       borrowing for investment purposes) in equity securities,
                                                       with at least 65% in common stocks of well established
                                                       companies paying above-average dividends.

FINANCIAL SERVICES TRUST                   0.86%       To seek growth of capital. Under normal market conditions,
Davis Selected Advisers, L.P.                          the Fund invests at least 80% of its net assets (plus any
                                                       borrowings for investment purposes) in companies that, at
                                                       the time of investment, are principally engaged in financial services and the Fund invests primarily in common stocks of financial services companies.

FUND AND                                 ESTIMATED
SUBADVISER(S)                          EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                          -------------                   ---------------------------
FUNDAMENTAL VALUE TRUST                    0.81%       To seek growth of capital. Under normal market conditions,
Davis Selected Advisers, L.P.                          the Fund invests in common stocks of U.S. companies with
                                                       market capitalizations of at least $10 billion. The Fund may also invest in companies with smaller capitalizations.

GLOBAL TRUST                               0.96%       To seek long-term capital appreciation. Under normal market
Templeton Global Advisors Limited                      conditions, the Fund invests primarily in the equity
                                                       securities of companies located throughout the world,
                                                       including emerging markets.

GLOBAL ALLOCATION TRUST                    0.98%       To seek total return, consisting of long-term capital
UBS Global Asset Management                            appreciation and current income. Under normal market
(Americas) Inc.                                        conditions, the Fund invests in equity and fixed income
                                                       securities of issuers located within and outside the U.S.
                                                       The Fund will allocate its assets between fixed income
                                                       securities and equity securities.

GLOBAL REAL ESTATE TRUST                   1.07%       To seek a combination of long-term capital appreciation and
Deutsche Investment Management                         current income. Under normal market conditions, the Fund
Americas Inc.                                          invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. real estate investment trusts ("REITs"), foreign entities with
                                                       tax-transparent structures similar to REITs and U.S. and
                                                       foreign real estate operating companies. Equity securities include common stock, preferred stock and securities
                                                       convertible into common stock. The Fund will be invested in issuers located in at least three different countries,
                                                       including the U.S.

GROWTH & INCOME TRUST                      0.68%       To seek income and long-term capital appreciation. Under
Independence Investments LLC                           normal market conditions, the Fund invests at least 65% of its total assets in a diversified mix of common stocks of
                                                       large U.S. companies.

GROWTH TRUST                               0.88%       To seek long-term capital appreciation. Under normal market
Grantham, Mayo, Van Otterloo & Co.                     conditions, the Fund invests in equity securities of U.S.
LLC                                                    companies that, at the time of investment, are included in the Russell 1000 Index, or have size and growth
                                                       characteristics similar to companies included in the Index.
                                                       The Fund seeks to achieve its objective by outperforming its benchmark, Russell 1000 Growth Index.*

GROWTH OPPORTUNITIES TRUST                 0.94%       To seek long-term capital growth. Under normal market
Grantham, Mayo, Van Otterloo & Co.                     conditions, the Fund invests at least 80% of its net assets
LLC                                                    in small and mid-cap companies and seeks to achieve its
                                                       objective by outperforming its benchmark, the Russell 2500
                                                       Growth Index. The Fund typically makes equity investments in
                                                       U.S. companies whose stocks are included in the Russell 2500
                                                       Index, and in companies with total market capitalizations
                                                       similar to those of companies with stocks in the Index.*

HEALTH SCIENCES TRUST                      1.14%       To seek long-term capital appreciation. Under normal market
T. Rowe Price Associates, Inc.                         conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in common
                                                       stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of
                                                       products or services related to health care, medicine, or
                                                       the life sciences.

INCOME & VALUE TRUST                       0.86%       To seek the balanced accomplishment of (a) conservation of
Capital Guardian Trust Company                         principal and (b) long-term growth of capital and income.
                                                       Under normal market conditions, the Fund invests its assets in both equity and fixed income securities. The subadviser has full discretion to determine the allocation of assets
                                                       between equity and fixed income securities. Generally,
                                                       between 25% and 75% of the Fund's total assets will be
                                                       invested in fixed income securities unless the subadviser
                                                       determines that some other proportion would better serve the
                                                       Fund's investment objective.

FUND AND                                 ESTIMATED
SUBADVISER(S)                          EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                          -------------                   ---------------------------
INTERNATIONAL CORE TRUST                   0.99%       To seek high total return. The portfolio typically invests
Grantham, Mayo, Van Otterloo & Co.                     in a diversified portfolio of equity investments from
LLC                                                    developed markets other than the U.S. Under normal
                                                       circumstances, the portfolio invests at least 80% of its
                                                       assets in equity investments.

INTERNATIONAL EQUITY INDEX TRUST A         0.56%       To seek to track the performance of abroad-based equity
SSgA Funds Management, Inc.                            index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the Fund invests at least 80% of its
                                                       assets in securities listed in the Morgan Stanley Capital
                                                       International ("MSCI(R)") All CountryWorld Excluding U.S.
                                                       Index.*

INTERNATIONAL EQUITY INDEX TRUST B         0.35%       To seek to track the performance of abroad-based equity
SSgA Funds Management, Inc.                            index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the Fund invests at least 80% of its
                                                       assets in securities listed in the Morgan Stanley Capital
                                                       International ("MSCI(R)") All CountryWorld Excluding U.S.
                                                       Index.*

INTERNATIONAL GROWTH TRUST                 1.04%       To seek high total return primarily through capital
Grantham, Mayo, Van Otterloo & Co.                     appreciation. Under normal market conditions, the Fund
LLC                                                    invests at least 80% of its total assets in equity
                                                       investments. The Fund typically invest in a diversified
                                                       portfolio of equity investments from a number of developed markets outside the U.S.

INTERNATIONAL OPPORTUNITIES TRUST          1.00%       To seek long-term growth of capital. Under normal market
Marsico Capital Management, LLC                        conditions, the Fund invests at least 65% of its total
                                                       assets in common stocks of foreign companies that are
                                                       selected for their long-term growth potential. The Fund
                                                       invests in companies of any size throughout the world. The
                                                       Fund invests in issuers from at least three different
                                                       countries not including the U.S. The Fund invests in common stocks of companies operating in emerging markets.

INTERNATIONAL SMALL CAP TRUST              1.11%       To seek long-term capital appreciation. Under normal market
Templeton Investment Counsel, LLC                      conditions, the Fund will invest at least 80% of its net
                                                       assets (plus any borrowings for investment purposes) in
                                                       securities issued by foreign companies including emerging
                                                       markets which have total stock market capitalizations or
                                                       annual revenues of $4 billion or less.

INTERNATIONAL SMALL COMPANY TRUST          1.09%       To seek long-term capital appreciation. Under normal market
Dimensional Fund Advisors                              conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowing for investment purposes) in securities of small cap companies in the particular markets in which
                                                       the Fund invests. The Fund will primarily invest its assets in equity securities of non-U.S. small companies of
                                                       developed markets but may also invest in emerging markets.

INTERNATIONAL VALUE TRUST                  0.93%       To seek long-term growth of capital. Under normal market
Templeton Investment Counsel, Inc.                     conditions, the Fund invests at least 65% of its total
                                                       assets in equity securities of companies located outside the
                                                       U.S., including in emerging markets.

INTRINSIC VALUE TRUST                      0.91%       To seek long-term capital growth. Under normal market
Grantham, Mayo, Van Otterloo & Co.                     conditions, the Fund invests in equity securities of U.S.
LLC                                                    companies whose stocks, at the time of investment, are
                                                       included in the Russell 1000 Index, or in companies with
                                                       size and value characteristics similar to those of companies with stocks in the Index. The Fund seeks to achieve its
                                                       objective by outperforming its benchmark, the Russell 1000
                                                       Value Index.*

FUND AND                                 ESTIMATED
SUBADVISER(S)                          EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                          -------------                   ---------------------------
LARGE CAP TRUST                            0.76%       To seek to maximize total return, consisting of capital
UBS Global Asset Management                            appreciation and current income. Under normal market
(Americas) Inc.                                        conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in equity
                                                       securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a
                                                       market capitalization range, at the time of investment,
                                                       equal to that of the Fund's benchmark, the Russell 1000
                                                       Index.*

LARGE CAP VALUE TRUST                      0.88%       To seek long-term growth of capital. Under normal market
BlackRock Investment Management, LLC                   conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowing for investment purposes) in equity
                                                       securities of large cap companies. The Fund will seek to
                                                       achieve this objective by investing in a diversified
                                                       portfolio of equity securities of large cap companies
                                                       located in the U.S. The Fund will seek to outperform the
                                                       Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal
                                                       valuations.*

MANAGED TRUST                              0.72%       To seek income and long-term capital appreciation. Under
Grantham, Mayo, Van Otterloo & Co.                     normal market conditions, the Fund invests primarily in a
LLC and Declaration Management &                       diversified mix of: (a) common stocks of large
Research LLC                                           capitalization U.S. companies; and (b) bonds with an overall intermediate term average maturity.

MID CAP INDEX TRUST                        0.52%       To seek to approximate the aggregate total return of a mid
MFC Global Investment Management                       cap U.S. domestic equity market index. Under normal market
(U.S.A.) Limited                                       conditions, the Fund invests at least 80% of it net assets
                                                       (plus any borrowings for investment purposes) in (a) the
                                                       common stocks that are included in the S&P 400 Index and (b)
                                                       securities (which may or may not be included in the S&P 400
                                                       Index) that MFC Global (U.S.A.) believes as a group will
                                                       behave in a manner similar to the index.*

MID CAP INTERSECTION TRUST                 0.94%       To seek long-term growth of capital. Under normal market
Wellington Management Company, LLP                     conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in equity
                                                       securities of medium-sized companies with significant
                                                       capital appreciation potential. For the purposes of the
                                                       Fund, 'medium-sized companies' are those with market
                                                       capitalizations, at the time of investment, within the
                                                       market capitalization range of companies represented in
                                                       either the Russell MidCap Index or the S&P Mid Cap 400
                                                       Index.*

MID CAP STOCK TRUST                        0.88%       To seek long-term growth of capital. Under normal market
Wellington Management Company, LLP                     conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in equity
                                                       securities of medium-sized companies with significant
                                                       capital appreciation potential. For the Fund, "medium-sized companies" are those with market capitalizations within the collective market capitalization range of companies
                                                       represented in either the Russell MidCap Index or the S&P
                                                       MidCap 400 Index.*

MID CAP VALUE EQUITY TRUST                 0.99%       To seek long-term growth of capital. Under normal market
RiverSource Investments, LLC                           conditions, the Fund invests at least 80% of its net assets
                                                       (including the amount of any borrowings for investment
                                                       purposes) in equity securities of medium-sized companies.
                                                       Medium-sized companies are those whose market
                                                       capitalizations, at the time of investment, fall within the range of the Russell MidCap Value Index.*

FUND AND                                 ESTIMATED
SUBADVISER(S)                          EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                          -------------                   ---------------------------
MID CAP VALUE TRUST                        0.90%       To seek capital appreciation. Under normal market
Lord, Abbett & Co. LLC                                 conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations within the market
                                                       capitalization range of companies in the Russell MidCap
                                                       Index. The Fund invests 65% of its total assets in equity
                                                       securities which it believes to be undervalued in the
                                                       marketplace.*

MID VALUE TRUST                            1.06%       To seek long-term capital appreciation. Under normal market
T. Rowe Price Associates, Inc.                         conditions, the Fund invests at least 80% (usually higher)
                                                       of its net assets in companies with market capitalizations that are within the Russell Midcap Index or the Russell
                                                       Midcap Value Index. The Fund invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good
                                                       prospects for capital appreciation.*

MUTUAL SHARES TRUST                        1.06%       To seek capital appreciation, which may occasionally be
Franklin Mutual Advisers, LLC                          short-term. Income is a secondary objective. Under normal
                                                       market conditions, the Fund invests mainly in equity
                                                       securities (including convertible securities or securities the subadviser expects to be exchanged for common or
                                                       preferred stock) of companies of any nation that the
                                                       subadviser believes are available at market prices less than their value based on certain recognized or objective
                                                       criteria (intrinsic value).

NATURAL RESOURCES TRUST                    1.06%       To seek long-term total return. Under normal market
Wellington Management Company, LLP                     conditions, the Fund will invest at least 80% of its net
                                                       assets (plus any borrowings for investment purposes) in
                                                       equity and equity-related securities of natural
                                                       resource-related companies worldwide, including emerging
                                                       markets. Natural resource-related companies include
                                                       companies that own or develop energy, metals, forest
                                                       products and other natural resources, or supply goods and
                                                       services to such companies.

OVERSEAS EQUITY TRUST                      1.12%       To seek long-term capital appreciation. Under normal market
Capital Guardian Trust Company                         conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in equity
                                                       securities of a diversified mix of large established and
                                                       medium-sized foreign companies located primarily in
                                                       developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

PACIFIC RIM TRUST                          1.01%       To achieve long-term growth of capital. Under normal market
MFC Global Investment Management                       conditions, the Fund invests at least 80% of its net assets
(U.S.A.) Limited                                       (plus any borrowings for investment purposes) in common
                                                       stocks and equity-related securities of established,
                                                       larger-capitalization non-U.S. companies located in the
                                                       Pacific Rim region, including emerging markets, that have
                                                       attractive long-term prospects for growth of capital.
                                                       Current income from dividends and interest will not be an
                                                       important consideration in the selection of Fund securities.

QUANTITATIVE ALL CAP TRUST                 0.76%       To seek long-term growth of capital. Under normal market
MFC Global Investment Management                       conditions, the Fund invests at least 65% of its total
(U.S.A.) Limited                                       assets in equity securities of U.S. companies. The Fund will focus on equity securities of U.S. companies across the
                                                       three market capitalization ranges of large, mid and small.

QUANTITATIVE MID CAP TRUST                 0.87%       To seek long-term capital growth. Under normal market
MFC Global Investment Management                       conditions, the Fund invests at least 80% of its net assets
(U.S.A.) Limited                                       (plus any borrowings for investment purposes) in U.S.
                                                       mid-cap stocks, convertible preferred stocks, convertible
                                                       bonds and warrants. U.S. mid-cap stocks are defined by
                                                       Morningstar. The Fund may also invest up to 20% of its
                                                       assets in large-cap stocks, convertible preferred stocks,
                                                       convertible bonds and warrants in an effort to reduce
                                                       overall Fund volatility and increase performance.

FUND AND                                 ESTIMATED
SUBADVISER(S)                          EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                          -------------                   ---------------------------
QUANTITATIVE VALUE TRUST                   0.73%       To seek long-term capital appreciation. Under normal market
MFC Global Investment Management                       conditions, the Fund invests at least 65% of its total
(U.S.A.) Limited                                       assets in large-cap U.S. securities with the potential for long-term growth of capital.

REAL ESTATE EQUITY TRUST                   0.90%       To seek long-term growth through a combination of capital
T. Rowe Price Associates, Inc.                         appreciation and current income. Under normal market
                                                       conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowing for investment purposes) in the equity securities of real estate companies. The definition of real estate companies is broad and includes those that derive at least 50% of revenues or profits from, or commit at least
                                                       50% of assets to, real estate activities.

REAL ESTATE SECURITIES TRUST               0.73%       To seek to achieve a combination of long-term capital
Deutsche Investment Management                         appreciation and current income. Under normal market
Americas Inc.                                          conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in equity
                                                       securities of REITs and real estate companies. Equity
                                                       securities include common stock, preferred stock and
                                                       securities convertible into common stock.

REAL RETURN BOND TRUST                     0.77%       To seek maximum real return, consistent with preservation of
Pacific Investment Management Company                  real capital and prudent investment management. Under normal
LLC                                                    market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in
                                                       inflation-indexed bonds of varying maturities issued by the
                                                       U.S. and non-U.S. governments, their agencies or
                                                       instrumentalities and corporations.

SCIENCE & TECHNOLOGY TRUST                 1.15%       To seek long-term growth of capital. Current income is
T. Rowe Price Associates, Inc. and                     incidental to the Fund's objective. Under normal market
RCM Capital Management LLC                             conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowing for investment purposes) in the common stocks of companies expected to benefit from the
                                                       development, advancement, and/or use of science and
                                                       technology. For purposes of satisfying this requirement,
                                                       common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

SMALL CAP INTRINSIC VALUE TRUST            0.97%       To seek long-term capital appreciation. Under normal market
MFC Global Investment Management                       conditions, the Fund invests at least 80% of its net assets
(U.S.), LLC                                            (plus any borrowing for investment purposes) in equity
                                                       securities of small-capitalization companies. Equity
                                                       securities include common and preferred stocks and their
                                                       equivalents.*

SMALL CAP TRUST                            0.89%       To seek maximum capital appreciation consistent with
Independence Investments LLC                           reasonable risk to principal. Under normal market
                                                       conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowing for investment purposes) in equity
                                                       securities of small-cap companies whose market
                                                       capitalizations, at the time of investment, do not exceed
                                                       the greater of (a) $2 billion, (b) the market capitalization of the companies in the Russell 2000 Index, and (c) the
                                                       market capitalization of the companies in the S&P Small Cap
                                                       600 Index.*

SMALL CAP GROWTH TRUST                     1.16%       To seek long-term capital appreciation. Under normal market
Wellington Management Company, LLP                     conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the Fund, "small cap
                                                       companies" are those with market capitalizations, at the
                                                       time of investment, not exceeding the maximum market
                                                       capitalization of any company represented in either the
                                                       Russell 2000 Index or the S&P Small Cap 600 Index.*

FUND AND                                 ESTIMATED
SUBADVISER(S)                          EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                          -------------                   ---------------------------
SMALL CAP INDEX TRUST                      0.52%       To seek to approximate the aggregate total return of a small
MFC Global Investment Management                       cap U.S. domestic equity market index. Under normal market
(U.S.A.) Limited                                       conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in (a) the
                                                       common stocks that are included in the Russell 2000 Index
                                                       and (b) securities (which may or may not be included in the
                                                       Russell 2000 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index.*

SMALL CAP OPPORTUNITIES TRUST              1.02%       To seek long-term capital appreciation. Under normal market
Munder Capital Management                              conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in equity
                                                       securities of small-capitalization companies.
                                                       Small-capitalization companies are those companies with
                                                       market capitalizations, at the time of investment, within
                                                       the range of the companies in the Russell 2000 Index.*

SMALL CAP VALUE TRUST                      1.11%       To seek long-term capital appreciation. Under normal market
Wellington Management Company, LLP                     conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various
                                                       measures and offer good prospects for capital appreciation.
                                                       For the purposes of the Fund, "small cap companies" are
                                                       those with market capitalizations, at the time of
                                                       investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index or the S&P Small Cap 600 Index.*

SMALL COMPANY TRUST                        1.31%       To seek long-term capital growth. Under normal market
American Century Investment                            conditions, the Fund invests at least 80% of its net assets
Management, Inc.                                       (plus any borrowing for investment purposes) in stocks of
                                                       U.S. companies that have market capitalizations, at the time of investment, not greater than that of the largest company in the S&P Small Cap 600 Index.*

SMALL COMPANY GROWTH TRUST                 1.11%       To seek long-term growth of capital. Under normal market
AIM Capital Management, Inc.                           conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowing for investment purposes) in securities of small-capitalization companies. The Fund considers a
                                                       company to be a small-capitalization company if it has a
                                                       market capitalization, at the time of investment, no larger than the largest capitalized company included in the Russell
                                                       2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.*

SMALL COMPANY VALUE TRUST                  1.06%       To seek long-term growth of capital. Under normal market
T. Rowe Price Associates, Inc.                         conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any
                                                       security in the Russell 2000 Index. The Fund invests in
                                                       small companies whose common stocks are believed to be
                                                       undervalued.*

SPECIAL VALUE TRUST                        1.03%       To seek long-term capital growth. Under normal market
ClearBridge Advisors, LLC                              conditions, the Fund invests at least 80% of its net assets in common stocks and other equity securities of small
                                                       capitalization U.S. companies. Small capitalized companies are defined as those whose market capitalizations at the
                                                       time of investment are no greater than (a) $3 billion or (b)
                                                       the highest month-end market capitalization value of any
                                                       stock in the Russell 2000 Index for the previous 12 months, whichever is greater.*

FUND AND                                 ESTIMATED
SUBADVISER(S)                          EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                          -------------                   ---------------------------
TOTAL STOCK MARKET INDEX TRUST             0.52%       To seek to approximate the aggregate total return of a broad
MFC Global Investment Management                       U.S. domestic equity market index. Under normal market
(U.S.A.) Limited                                       conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in (a) the
                                                       common stocks that are included in the Dow Jones Wilshire
                                                       5000 Index and (b) securities (which may or may not be
                                                       included in the Dow Jones Wilshire 5000 Index) that MFC
                                                       Global (U.S.A.) believes as a group will behave in a manner similar to the index.*

U.S. CORE TRUST                            0.82%       To seek a high total return. Under normal market conditions,
Grantham, Mayo, Van Otterloo & Co.                     the Fund invests at least 80% of its net assets (plus any
LLC                                                    borrowing for investment purposes) in investments tied
                                                       economically to the U.S. and it invests in equity
                                                       investments in U.S. companies whose stocks are included in the S&P 500 Index or in companies with size and growth
                                                       characteristics similar to companies that issue stocks
                                                       included in the Index.*

U.S. GLOBAL LEADERS GROWTH TRUST           0.72%       To seek long-term growth of capital. Under normal market
Sustainable Growth Advisers, L.P.                      conditions, the Fund invests least 80% of its net assets
                                                       (plus any borrowing for investment purposes) in stocks of
                                                       companies the subadviser regards, at the time of investment, as "U.S. Global Leaders." The Fund invests in common stocks of U.S. Global Leaders companies determined by the
                                                       subadviser to have a high degree of predictability and above average sustainable long-term growth.

U.S. LARGE CAP TRUST                       0.87%       To seek long-term growth of capital and income. Under normal
Capital Guardian Trust Company                         market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in
                                                       equity and equity-related securities of U.S. companies with market capitalizations, at the time of investment, greater than $500 million.

U.S. MULTI SECTOR TRUST                    0.81%       To seek long term capital appreciation. Under normal market
Grantham, Mayo, Van Otterloo & Co.                     conditions, the Fund invests at least 80% of its net assets
LLC                                                    (plus any borrowing for investment purposes) in investments that are tied economically to the U.S. The Fund seeks to
                                                       achieve its objective by outperforming its benchmark, the
                                                       Russell 3000 Index. The Fund normally invests in securities in the Wilshire 5000 Stock Index, an independently
                                                       maintained and published equity index which measures the
                                                       performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.*

UTILITIES TRUST                            0.95%       To seek capital growth and current income (income above that
Massachusetts Financial Services                       available from the Fund invested entirely in equity
Company                                                securities). Under normal market conditions, the Fund
                                                       invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

VALUE & RESTRUCTURING TRUST                0.87%       To seek long-term capital appreciation. Under normal market
UST Advisers, Inc.                                     conditions, the Fund invests at least 65% of its total
                                                       assets in common stocks of U.S. and foreign companies whose share price, in the opinion of the subadviser, does not
                                                       reflect the economic value of the company's assets, but
                                                       where the subadviser believes restructuring efforts or
                                                       industry consolidation will serve to highlight the true
                                                       value of the company.

VALUE TRUST                                0.78%       To realize an above-average total return over a market cycle
Van Kampen                                             of three to five years, consistent with reasonable risk.
                                                       Under normal market conditions, the Fund invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of
                                                       companies in the Russell MidCap Value Index.*

FUND AND                                 ESTIMATED
SUBADVISER(S)                          EXPENSE RATIO                   GOAL AND PRINCIPAL STRATEGY
-------------                          -------------                   ---------------------------
VALUE OPPORTUNITIES TRUST                  0.89%       To seek long-term capital growth. Under normal market
Grantham, Mayo, Van Otterloo & Co.                     conditions, the Fund invests at least 80% of its assets in
LLC                                                    securities of small- and mid-cap companies and the Fund
                                                       seeks to achieve its objective by outperforming its
                                                       benchmark, the Russell 2500 Value Index. The Fund typically makes equity investments in U.S. companies that issue stock included in the Russell 2500 Index, and in companies with
                                                       similar market capitalizations ("small- and mid-cap
                                                       companies").*

VISTA TRUST                                1.01%       To seek long-term capital growth. Under normal market
American Century Investment                            conditions, the Fund invests in common stocks of companies
Management, Inc.                                       that are medium-sized and smaller at the time of purchase, but the Fund may purchase other types of securities as well.

*"Lehman-Brothers Aggregate Bond(R)" is a trademark of Lehman Brothers, Inc. "S&P 400(R)", "S&P 500(R)", "S&P Mid Cap 400(R)", and "S&P Small Cap 600(R)" are
trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)", "Russell 1000 Value(R)", "Russell 1000 Growth(R)", "Russell 2000(R)", "Russell 2500(R)", "Russell 2500 Value(R)", "Russell 2500 Growth(R)", "Russell 3000(R)", "Russell MidCap(R)", "Russell MidCap Growth(R)", "Russell MidCap Value(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" and "Dow Jones Wilshire 5000(R)" are trademarks of Wilshire Associates. "MSCI All CountryWorld Excluding US(R)" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the index Funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Funds.

                              FOR MORE INFORMATION

     The following documents are available that offers further information on
JHT:

ANNUAL/SEMI ANNUAL REPORT TO SHAREHOLDERS

     Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

     The SAI contains more detailed information on all aspects of the Funds. JHT's SAI includes a summary of the JHT's policy regarding disclosure of portfolio holdings as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this Prospectus.

     TO REQUEST A FREE COPY OF THE CURRENT PROSPECTUS, ANNUAL/SEMIANNUAL REPORT OR THE SAI, PLEASE CONTACT JOHN HANCOCK:

                          BY MAIL: John Hancock Trust
                              601 Congress Street
                                Boston, MA 02210

                            BY PHONE: 1-800-344-1029

                 ON THE INTERNET: www.johnhancockannuities.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS AND OTHER INFORMATION ABOUT THE FUNDS
                                 FROM THE SEC:

                       BY MAIL: Public Reference Section
                       Securities and Exchange Commission
                           Washington, DC 20549-0102
                           (duplicating fee required)

        IN PERSON: at the SEC's Public Reference Room in Washington, DC.
              For access to the Reference Room call 1-202-551-8090

                   BY ELECTRONIC REQUEST: publicinfo@sec.gov
                           (duplicating fee required)

                          ON THE INTERNET: www.sec.gov

                          1940 Act File No. 811-04146

                               JOHN HANCOCK TRUST
                601 CONGRESS STREET, BOSTON, MASSACHUSETTS 02210

     John Hancock Trust ("JHT") is an open-end management investment company, commonly known as a mutual fund. Shares of JHT are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. JHT provides a range of investment objectives through 111 separate investment funds or portfolios (each a "Fund," collectively "Funds"). This Prospectus applies only to the following
Fund:

CORE ALLOCATION PLUS TRUST

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON, INCLUDING ANY DEALER OR SALESPERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, UNLESS THE INFORMATION OR REPRESENTATION IS SET FORTH IN THIS PROSPECTUS. IF ANY SUCH INFORMATION OR REPRESENTATION IS GIVEN, IT SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY JHT, THE ADVISER OR ANY SUBADVISERS TO JHT OR THE PRINCIPAL UNDERWRITER OF THE SHARES.

                The date of this Prospectus is December 31, 2007

                               JOHN HANCOCK TRUST

                                TABLE OF CONTENTS


                                                                                   PAGE
                                                                                   ----
FUND DESCRIPTIONS: INVESTMENT OBJECTIVES AND STRATEGIES, RISKS, PERFORMANCE.....     1
HYBRID FUNDS....................................................................     3
  Core Allocation Plus Trust....................................................     3
OTHER PERMITTED INVESTMENTS.....................................................
ADDITIONAL INFORMATION ABOUT THE FUNDS' PRINCIPAL RISKS AND INVESTMENT
  POLICIES......................................................................     4
MANAGEMENT OF JHT...............................................................    10
MULTICLASS PRICING; RULE 12B-1 PLANS............................................    12
GENERAL INFORMATION.............................................................    12
FOR MORE INFORMATION............................................................    18

            FUND DESCRIPTIONS: INVESTMENT OBJECTIVES AND STRATEGIES,
                               RISKS, PERFORMANCE

     JHT is a series trust, which currently has 111 separate investment Funds and Portfolios. The investment objectives, principal investment strategies and principal risks of the Fund are set forth in the fund descriptions below, together with performance information and financial highlights for the Fund.

INVESTMENT MANAGEMENT

     John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHT and the Funds. The Adviser administers the business and affairs of JHT and retains and compensates the investment subadvisers which manage the assets of the Funds. The subadvisers formulate continuous investments programs for the Funds, consistent with their investment goals and policies. The Adviser and subadvisers are registered as investment advisers under the Investment Advisers Act of 1940, as amended, or are exempt from such registration. The Adviser is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

INVESTMENT OBJECTIVES AND STRATEGIES

     The Fund has a stated investment objective, which it pursues through separate investment strategies or policies. The investment objective is nonfundamental (meaning that it may be changed without the approval of the shareholders of the Fund). There can be no assurance that a Fund will achieve its investment objective. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. See "Additional Information About the Funds' Principal Risks and Investment Policies."

ADDITIONAL INVESTMENT POLICIES

     Temporary Defensive Investing. Except as otherwise stated below in the description of a particular Fund, during unusual or unsettled market conditions, for purposes of meeting redemption requests or pending investment of its assets, each Fund may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) securities of other investment companies that are money market funds. In the case of Funds investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a Fund is in a defensive position, its ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular Fund, each Fund is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." More complete descriptions of options, futures currency and other derivative transactions are set forth in the Statement of Additional Information (the "SAI").

     More complete descriptions of the money market instruments and certain other instruments in which certain Funds may invest and of the options, futures, currency and other derivative transactions that certain Funds may engage in are set forth in the SAI. A more complete description of the debt security ratings used by JHT assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") is included in Appendix I of the SAI.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

     Certain risks of investing in each Fund are set forth in the Fund's description. If these risks materialize, an investor could lose money in a Fund. The following and other risks are more fully described below under "Additional Information About the Funds' Principal Risks and Investment Policies."
     - Active Management Risk
     - Equity Securities Risk
     - Exchange Traded Funds ("ETFs") Risk
     - Fixed Income Securities Risk
     - Foreign Securities Risk
     - High Portfolio Turnover Risk
     - Hedging and Other Strategic Transactions Risk
     - Initial Public Offerings ("IPOs") Risk
     - Issuer Risk
     - Mortgage-Backed and Asset-Backed Securities Risk
     - Real Estate Securities Risk
     - Small and Medium Size Companies Risk

     An investment in any of the Funds is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION FOR EACH FUND

     This section of the Prospectus would normally show how a Fund's total return has varied from year to year, along with a broad-based market index for reference. Because each Fund has less than one calendar year of performance as of the date of this Prospectus, there is no past performance to report.

PORTFOLIO MANAGERS

     See "Subadvisory Arrangements and Management Biographies" for information relating to the Funds' portfolio managers.

FEES AND EXPENSES FOR EACH FUND

     The Funds may issue three classes of shares: NAV shares, Series I shares and Series II shares. The different share classes have different expense arrangements, including different Rule 12b-1 fees for Series I and Series II (NAV shares are not subject to Rule 12b-1 fees). Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees, and certain voting rights with respect to matters affecting only one or more classes as described under "Multiple Classes of Shares." The table below describes the fees and expenses for each class of shares of the Fund offered through this Prospectus. The fees and expenses do not reflect the fees and expenses of any variable insurance contract that may use JHT as its underlying investment medium. and would be higher if they did. Such fees and expenses are listed in the Prospectus for the variable insurance contract. The Fund does not charge a sales load or surrender fee although these fees may be imposed by the variable insurance contract.

FUND ANNUAL EXPENSES

-------------------------------------------------------------------------------------------------------------------------
                                                                        ACQUIRED
                                                                       FUND FEES      TOTAL      CONTRACTUAL       NET
                              MANAGEMENT                   OTHER          AND       OPERATING      EXPENSE      OPERATING
FUNDS                           FEES(1)    12B-1 FEES   EXPENSES(2)   EXPENSES(3)    EXPENSES   REIMBURSEMENT    EXPENSES
-------------------------------------------------------------------------------------------------------------------------
CORE ALLOCATION PLUS TRUST

-------------------------------------------------------------------------------------------------------------------------
Series I Class                   0.92%        0.05%        0.14%         0.00%        1.11%         0.00%         1.11%
-------------------------------------------------------------------------------------------------------------------------


(1)The Adviser has contractual agreed to waive the Management Fee until May 1, 2009. This waiver may be terminated any time after May 1, 2009.

(2)Based on estimated amounts for the current fiscal year.

(3)"Total Operating Expenses" include fees and expenses incurred indirectly by a Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Operating Expenses shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Fund's financial statements, which does not include "Acquired Fund Fees and Expenses." Acquired Fund Fees and Expenses are estimated, not actual, amounts based on the Fund's current fiscal year.

EXAMPLE OF EXPENSES FOR EACH FUND

     The Example is intended to help an investor compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that $10,000 is invested in a Fund for the time periods indicated and then all the shares are redeemed at the end of those periods. The Example also assumes that the investment has a 5% return each year, that a Fund's operating expenses remain the same and that no voluntary expense reimbursements are reflected. The Example does not reflect the expenses of any variable insurance contract that may use a Fund as its underlying investment medium. If such expenses were reflected, the expense amounts shown would be higher. Although a particular investor's actual expenses may be higher or lower, based on these assumptions the expenses would be:

------------------------------------------------------------------------------------------
FUND                                                                       1 YEAR   3 YEAR
------------------------------------------------------------------------------------------
CORE ALLOCATION PLUS TRUST
------------------------------------------------------------------------------------------
Series I Class                                                              $113     $353
------------------------------------------------------------------------------------------

                                  HYBRID FUNDS

CORE ALLOCATION PLUS TRUST

SUBADVISER:   Wellington Management Company, LLP

INVESTMENT
OBJECTIVE:          To seek total return, consisting of long-term capital
                    appreciation and current income.

INVESTMENT
STRATEGIES:         Under normal market conditions, the Fund invests in equity and fixed income securities of issuers located within and outside the U.S. The Fund will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser's targeted asset mix, which may change over time.

     Under normal circumstances the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed income instruments and will generally reflect the subadviser's long term, strategic asset allocation analysis. The subadviser anticipates adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.

     When selecting particular equity or equity-related securities or instruments, the subadviser relies primarily on proprietary fundamental analysis. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value.

     When selecting fixed income or fixed-income related securities or instruments, the subadviser relies primarily on sector analysis and credit research. Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by the subadviser.

     The Fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments, including, but not limited to common stock, preferred stock, depositary receipts (including American Depository Receipts and Global Depository Receipts), index-related securities (including exchange traded funds), real estate investment structures (including real estate investment trusts ("REITs")), convertible securities, preferred stock, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes, and other similar equity equivalents. These equity and equity-related instruments may include equity securities of, or derivatives linked to, emerging market issuers or indexes.

     The Fund may also invest in fixed-income securities, fixed-income related instruments, and cash and cash equivalents, including but not limited to, government, agency, supranational, mortgage-backed, corporate, asset-backed, cash equivalents, and other fixed-income securities, as well as derivatives related to interest rates, currencies and fixed-income securities and instruments. These debt obligations may include non-investment grade and emerging market debt issues.

     Derivatives may be used to obtain long or short exposure to a particular security, asset class, region, industry, currency, commodity, or index, or to other securities, groups of securities, or events. Derivatives may be used to transfer value added in one strategy to a market exposure other than the benchmark of that strategy. The Fund may invest in over-the-counter and exchange-traded derivatives, including but not limited to futures, forward contracts, swaps, options, options on futures, swaptions, structured notes, and market access products. For purposes of the Fund's investment policies, derivative instruments will be classified as equity- or fixed-income related instruments based upon the characteristics of the derivative instrument and the underlying asset to which the derivative is linked.

     The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

     - Active Management Risk
     - Equity Securities Risk (including growth investing risk)
     - ETFs Risk
     - Fixed Income Securities Risk (including lower rated and high yield securities risk)
     - Foreign Securities Risk
     - Hedging and Other Strategic Transactions Risk
     - High Portfolio Turnover Risk
     - IPOs Risk
     - Issuer Risk
     - Mortgage-Backed and Asset-Backed Securities Risk
     - Real Estate Securities Risk
     - Small and Medium Size Companies Risk

ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL RISKS AND INVESTMENT POLICIES

RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

     The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

ACTIVE MANAGEMENT RISK

     Funds that are not index funds are actively managed by their subadvisers. The performance of a Fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving the Fund's investment objective. If the subadvisers' investment strategies do not perform as expected, the Funds could underperform other mutual funds with similar investment objectives or lose money.

EQUITY SECURITIES RISK

     Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Funds are invested in decline or if overall market and economic conditions deteriorate. Even Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

     Value Investing Risk. The Funds may purchase some equity securities (generally referred to as "value stocks") primarily because they are selling at prices below what the subadvisers believe to be their fundamental values and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisers investing in such securities, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A Fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will under perform growth stocks.

     Growth Investing Risk. The Funds may purchase some equity securities (generally referred to as "growth stocks" or "growth securities") primarily because the subadvisers believe that these securities will experience relatively rapid earnings growth. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A Fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

EXCHANGE TRADED FUNDS ("ETFS") RISK

     These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees, which increase their costs.

FIXED INCOME SECURITIES RISK

     Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk; and (b) credit quality risk.

     Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline. The longer the duration or maturity of a fixed income security, the more susceptible it is to interest rate risk.

     Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Fund's investments. Funds that may invest in lower rated fixed income securities, commonly referred to as "junk" securities, are riskier than funds that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

INVESTMENT GRADE DEBT SECURITIES

     Investment grade debt securities are securities of issuers rated at the time of purchase in the four highest rating categories by a nationally recognized securities rating organization, such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P (or, if unrated, of comparable quality as determined by the subadviser).

     Investment Grade Fixed Income Securities in the Lowest Rating Category Risk. Investment grade fixed income securities in the lowest rating category (rated Baa by Moody's or BBB by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

     Lower Rated Fixed Income Securities Risk. Lower rated fixed income securities are defined as securities rated below investment grade (rated Ba and below by Moody's and BB and below by S&P), commonly known as "junk bonds." The principal risks of investing in these securities are as follows:
     - Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
     - Price Volatility. The price of lower rated fixed income securities may be more volatile than that of securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.
     - Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
     - Dependence on Subadviser's Own Credit Analysis. While a subadviser may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.
     - Additional Risks Regarding Lower Rated Corporate Fixed Income
       Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.
     - Additional Risks Regarding Lower Rated Foreign Government Fixed Income Securities. Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described under "Foreign Securities Risk". In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

FOREIGN SECURITIES RISK

     The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.
     - Currency Fluctuations. Investments in foreign securities may cause a Fund to lose money when converting investments from foreign currencies into U.S. dollars. A Fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the Fund could still lose money. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the lack of intervention) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

     - Political and Economic Conditions. Investments in foreign securities subject a Fund to the political or economic conditions of the foreign country. These conditions could cause Fund investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries, which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the Fund from selling its investment and taking the money out of the country.
     - Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions that may prevent or delay a Fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a Fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.
     - Nationalization of Assets. Investments in foreign securities subject a Fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.
     - Settlement of Securities Transactions. Foreign countries, especially emerging market countries, may also have problems associated with settlement of securities transactions. Such problems could cause the Fund to suffer a loss if a security sold declines in value or a security purchased increase in value while settlement of the transactions is delayed.
     - Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

HEDGING AND OTHER STRATEGIC TRANSACTIONS RISK

     The ability of a Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, and market risk, counterparty risk, credit risk, interest risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a Fund's securities. Even if the subadviser only uses hedging and other strategic transactions in a Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a significant loss to the Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a Fund's initial investment in such contracts. In addition, these transactions could result in a loss to a Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI.

     The Funds are authorized to use a variety of hedging or other strategic investment strategies and transactions. These strategies and transactions will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Funds. Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies and transactions may also be used to gain exposure to a particular market or market risk. The hedging and other strategic transactions, which may be used but are not limited to the following:
     - exchange-listed and over-the-counter put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,
     - financial futures contracts (including stock index and other securities futures),
     - interest rate transactions, a Fund's interest rate transactions may take the form of swaps, caps, floors, collars, futures and options, among other transactions,
     - currency transactions, a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts, among other transactions,
     - swap transactions (including but not limited to interest rate, index, equity, credit default, currency and commodity swaps, as well as other credit, equity and commodity derivatives),
     - caps, floors and collars, and
     - structured notes, and similar securities.

     Collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions." The description in this Prospectus (including the introductory description under "Investment Objectives and Strategies") indicates which, if any, of these types of transactions may be used by the Funds. Hedging and other strategic transactions may be used for the following purposes, among others:
     - to attempt to protect against possible changes in the market value of securities held or to be purchased by the Funds resulting from securities markets or currency exchange rate fluctuations,

     - to protect a Fund's unrealized gains in the value of its securities,
     - to facilitate the sale of a Fund's securities for investment purposes,
     - to manage the effective maturity or duration of a Fund's securities,
     - to establish a position in the derivatives markets as a method of gaining exposure to a particular market or market risk, or
     - to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

HIGH PORTFOLIO TURNOVER RISK

     A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a Fund. The portfolio turnover rate of a Fund may vary from year to year, as well as within a year.

INITIAL PUBLIC OFFERINGS ("IPOS") RISK

     Certain Funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

ISSUER RISK

     An issuer of a security purchased by a Fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

     Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans that are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

     Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments that are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

     When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

     When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

     The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a Fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a Fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of this pass-through type of securities may not increase as much due to their prepayment feature.

     Collateralized Mortgage Obligations. A Fund may invest in mortgage-backed securities called collateralized mortgage obligations ("CMOs"). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

     Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

REAL ESTATE SECURITIES RISK

     Investing in securities of companies in the real estate industry subjects a Fund to the risks associated with the direct ownership of real estate. These risks include:
     - Declines in the value of real estate;
     - Risks related to general and local economic conditions;
     - Possible lack of availability of mortgage funds;
     - Overbuilding;
     - Extended vacancies of properties;
     - Increased competition;
     - Increases in property taxes and operating expenses;
     - Changes in zoning laws;
     - Losses due to costs resulting from the clean-up of environmental problems;
     - Liability to third parties for damages resulting from environmental problems;
     - Casualty or condemnation losses;
     - Limitations on rents;
     - Changes in neighborhood values and the appeal of properties to tenants;
       and
     - Changes in interest rates.

     Therefore, for a Fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the Fund's shares may change at different rates compared to the value of shares of a Fund with investments in a mix of different industries.

     Securities of companies in the real estate industry include equity real estate investment trusts ("REITs") and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

     In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies Risk" below for a discussion of the risks associated with invests in these companies. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements, than securities of larger issuers.

SMALL AND MEDIUM SIZE COMPANIES RISK

     Small or Unseasoned Companies:
     - Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

     - Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.
     - Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a Fund's investments to decrease if it needs to sell such securities when there are few interested buyers.
     - Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.
     - Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security.

     Medium Size Companies:
     - Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

     These investment strategies and securities are described further in the SAI.

                                MANAGEMENT OF JHT

ADVISORY ARRANGEMENTS

     John Hancock Investment Management Services, LLC (the "Adviser") is the adviser to JHT. The Adviser is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Adviser is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     The Adviser administers the business and affairs of JHT. The Adviser also selects, contracts with and compensates subadvisers to manage the investment and reinvestment of the assets of all Funds. The Adviser does not itself manage any of JHT portfolio assets but has ultimate responsibility to oversee the subadvisers. In this connection, the Adviser: (i) monitors the compliance of the subadvisers with the investment objectives and related policies of each Fund;
(ii) reviews the performance of the subadvisers; and (iii) reports periodically on such performance to the Trustees of JHT.

     A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement for the Fund will be available in JHT's annual report to shareholders for the fiscal year ended December 31, 2007.

     JHT has received an order from the SEC permitting the Adviser to appoint a subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by shareholders. JHT, therefore, is able to change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHT (other than by reason of serving as subadviser to a Fund) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

     Under the advisory agreement as amended, the amount of the advisory fee for most Funds is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate is calculated each day by applying the annual percentage rates in the tables below to the applicable portions of Aggregate Net Assets shown in the tables and dividing the sum of the amounts so determined by Aggregate Net Assets. The term Aggregate Net Assets includes the net assets of the Fund as well as of one or more other funds managed by the same subadviser as indicated in the notes to the tables, but only for the period during which the subadviser for the Fund also serves as the subadviser for the other funds.

     Under the advisory agreement, the advisory fee is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the annual percentage rate for a Fund by the value of the net assets of the Fund at the close of business on the previous business day of JHT. The following table presents a schedule of the management fees the Fund currently is obligated to pay the Adviser as an annual percentage of the current value of the Fund's net assets.

     The Fund pays the Adviser a management fee for its services to the Fund. The fee is stated as an annual percentage of the current value of the aggregate assets of the Fund (together with the assets of the Core Allocation Plus Fund, a series of John Hancock Funds II) determined in accordance with the following schedule, and that rate is applied to the assets of the Fund.

                                                                                   EXCESS OVER
                                                             FIRST $500 MILLION   $500 MILLION
                                                             ------------------   ------------
Net Aggregated Assets of the Fund and Core Allocation Plus
  Fund.....................................................         0.915%            0.865%


ADVISORY FEE WAIVERS AND EXPENSE REIMBURSEMENTS

     Advisory Fee Waiver for All Funds of JHT Except Those Noted
Below. Effective January 1, 2006, the Adviser agreed to waive its management fee for certain Funds of JHT or otherwise reimburse certain of the expenses of those Funds (the "Participating Funds") as set forth below (the
"Reimbursement"). The Participating Funds are all Funds of JHT except the following:

The five Lifestyle Trusts
The ten Lifecycle Trusts
Absolute Return Trust
American Bond Trust
American Growth Trust
American International Trust
American Blue Chip Income and Growth Trust
American Growth-Income Trust

American Global Growth Trust
American High-Income Bond Trust
American New World Trust
American Global Small Capitalization Trust
American Asset Allocation Trust
Money Market Trust B
500 Index Trust B
International Equity Index Trust B
Bond Index Trust B
Index Allocation Trust
Franklin Templeton Founding Allocation Trust
American Fundamental Holdings Trust
American Global Diversification Trust

     The Reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Funds that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Funds in proportion to the daily net assets of each Fund. The Reimbursement may be terminated or modified at any time by the Adviser upon notice to JHT and approval of the Board of Trustees of JHT.

SUBADVISORY ARRANGEMENTS AND MANAGEMENT BIOGRAPHIES

     The Adviser has entered into subadvisory agreements with the subadvisers to the Funds. Under these agreements, the subadvisers manage the assets of the Funds, subject to the supervision of the Adviser and the Trustees of JHT. Each subadviser formulates a continuous investment program for each Fund it subadvises, consistent with the Fund's investment goal and strategy as described above. Each subadviser regularly reports to the Adviser and the Trustees of JHT with respect to the implementation of such programs. A discussion regarding the basis for the Board of Trustees' approval of each subadvisory agreement will be available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2007.

     Subadvisory Fees. The subadviser is compensated by the Adviser, subject to Board approval, and not by the Fund or Funds which it subadvises.

     Set forth below, is information about the subadviser and the portfolio managers for the Fund, including a brief summary of the portfolio managers' business careers over the past five years. The SAI includes additional details about the Fund's portfolio managers, including information about their compensation, accounts they manage other than the Fund and their ownership of Fund securities. Each of the portfolio managers listed below has managed his or her respective Fund since inception and is responsible for the day-to-day management of the respective fund's portfolio.

WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT")

     Wellington is a Massachusetts limited liability partnership with principal offices as 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2007, Wellington Management had investment management authority with respect to approximately $607 billion in assets.

FUND                                         PORTFOLIO MANAGERS
----                                         ------------------
Core Allocation Plus Trust.................  Scott M. Elliott
                                             Evan S. Grace
                                             Rick A. Wurster


     - Scott M. Elliott. Managed Fund since inception. Senior Vice President and Director, Asset Allocation Strategies of Wellington Management, has been involved in portfolio management and securities analysis for the Fund. Mr. Elliott joined Wellington Management as an investment professional in 1994.
     - Evan S. Grace. Managed Fund since inception. Vice President and Director, Asset Allocation Research of Wellington Management, has served as the Portfolio Manager for the Fund. Mr. Grace joined Wellington Management as an investment professional in 2003. Prior to joining Wellington Management, Mr. Grace was an investment professional with State Street Research (1993-2003).
     - Rick A. Wurster. Managed Fund since inception. Vice President, Asset Allocation Strategist and Business Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund. Mr. Wurster joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Wurster was a consultant with McKinsey & Company (2000-2006).

                      MULTICLASS PRICING; RULE 12B-1 PLANS

MULTIPLE CLASSES OF SHARES

     Each of the Funds may issue three classes of shares: NAV Shares, Series I shares and Series II shares.

     Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees for Series I shares and Series II shares, and voting rights.

     The expenses of each Fund are borne by its Series I, Series II and NAV shares (as applicable) based on the net assets of the Fund attributable to shares of each class. Notwithstanding the foregoing, "class expenses" are allocated to each class. "Class expenses" for each Fund include the Rule 12b-1 fees (if any) paid with respect to a class and other expenses which the Adviser to each Fund determines are properly allocable to a particular class. The Adviser will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. The Adviser's determination is subject to ratification or approval by the Board. The kinds of expenses that the Adviser may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class;
(iii) Trustees' fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

     All shares of each Fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

RULE 12B-1 PLANS OF EACH CLASS

     Series I shares of the Fund are subject to a Rule 12b-1 fee of 0.05% of Series I share average daily net assets.

     Rule 12b-1 fees will be paid to the JHT's Distributor, John Hancock Distributors, LLC, or any successor thereto (the "Distributor").

     To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

          (i) for any expenses relating to the distribution of the shares of the class;

          (ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class); and

          (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority.

     Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a Fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with JHT's investment adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

     Rule 12b-1 fees are paid out of a Fund's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a Fund and may, over time, be greater than other types of sales charges.

                               GENERAL INFORMATION

TAXES

     The following is a summary of some important tax issues that affect JHT and the Funds. The summary is based on current tax laws which may be changed by legislative, judicial or administrative action (possibly with retroactive effect). You should not consider this to be a detailed description of the tax treatment of JHT or the Funds. More information about taxes is located in the SAI under the heading -- "Additional Information Concerning Taxes." YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES AND THEIR IMPACT ON YOUR PERSONAL TAX LIABILITY.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

DIVERSIFICATION REQUIREMENTS APPLICABLE TO INSURANCE COMPANY SEPARATE ACCOUNTS

     JHT intends to take the steps necessary to qualify each Fund as a regulated investment company under Subchapter M of the Code and believes that each Fund will so qualify. As a result of qualifying as a regulated investment company, each Fund will not be subject to U.S. federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each Fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

     Because JHT complies with the ownership restrictions of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no
direct ownership by the public), JHT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any Fund in which it invests, provided that the Fund qualifies as a regulated investment company. Therefore, each Fund intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

     If a Fund failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

     - would be treated as owning shares of the Fund (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and
     - the Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

     In addition, if a Fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that the Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Fund, since to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

TAX-QUALIFIED AND NON-QUALIFIED CONTRACTS

     Certain of MFC's life insurance subsidiaries (the "Insurance Companies") are taxed as life insurance companies. Under current tax law rules, they include the investment income (exclusive of capital gains) of the separate accounts in their taxable income and take deductions for investment income credited to their "policyholder reserves." They are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. The Insurance Companies do not currently charge the separate accounts for any resulting income tax costs, other than a "DAC tax charge" they impose against certain life insurance separate accounts to compensate them for the finance costs attributable to the acceleration of their income tax liabilities by reason of a "DAC tax adjustment." They also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Funds. These benefits can be material. They do not pass these benefits through to the separate accounts, principally because: (i) the deductions and credits are allowed to the Insurance Companies and not the contract holders under applicable tax law; and (ii) the deductions and credits do not represent investment return on the separate account assets that is passed through to contract holders.

     The Insurance Companies' contracts permit the Insurance Companies to deduct a charge for any taxes they incur that are attributable to the operation or existence of the contracts or the separate accounts. Currently, the Insurance Companies do not anticipate making any specific charge for such taxes other than the DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, the Insurance Companies reserve the right to make a charge in the future.

     Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in JHT, including the application of state and local taxes.

FOREIGN INVESTMENTS

     When investing in foreign securities or currencies, a Fund may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to a Fund of JHT.

TAX IMPLICATIONS FOR INSURANCE CONTRACTS WITH INVESTMENTS ALLOCATED TO JHT

     For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a Fund of JHT, please refer to the Prospectus for the contract.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See "Additional Information Concerning Taxes" in the SAI for additional information on taxes.

DIVIDENDS

     JHT intends to declare as dividends substantially all of the net investment income, if any, of each Fund. Dividends from the net investment income and the net capital gain, if any, for each Fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of that Fund or paid in cash.

PURCHASE AND REDEMPTION OF SHARES

     Shares of each Fund of JHT are offered continuously, without sales charge, at a price equal to their NAV. The distributor of the shares of JHT is John Hancock Distributors LLC. Shares of each Fund of JHT are sold and redeemed at their NAV next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by JHT. Depending upon the NAV at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

     - trading on the New York Stock Exchange (the "NYSE") is restricted, as determined by the SEC, or NYSE is closed for other than weekends and holidays;
     - an emergency exists, as determined by the SEC, as a result of which disposal by JHT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHT fairly to determine the value of its net assets; or
     - the SEC by order so permits for the protection of security holders of JHT.

CALCULATION OF NAV

     The NAV of the shares of each Fund is determined once daily as of the close of day-time trading of the NYSE, Monday through Friday, except that no determination is required on:

          (i) days on which changes in the value of such Fund's portfolio securities will not materially affect the current NAV of the shares of the Fund;

          (ii) days during which no shares of such Fund are tendered for redemption and no order to purchase or sell such shares is received by JHT; or

          (iii) the following business holidays or the days on which such holidays are observed by the NYSE: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The NAVs per share of the Funds are computed by:

          (i) adding the sum of the value of the securities held by each Fund plus any cash or other assets it holds,

          (ii) subtracting all its liabilities, and

          (iii) dividing the result by the total number of shares outstanding of that Fund at such time.

VALUATION OF SECURITIES

     Securities held by each of the Funds, except open-end investment company securities held by a Fund of Funds, and money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, Fund securities are valued at fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to JHT's Pricing Committee (the "Pricing Committee"), and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees.

     Generally, trading: (i) in non-U.S. securities; (ii) U.S. government securities; and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the NYSE. The values of such securities used in computing the NAV of a Fund's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that Trustees or their designee believe accurately reflects its fair value.

     In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. JHT may also fair value securities in other situations, for example, when a particular foreign market is closed but JHT is calculating the NAV for its portfolios. In view of these factors, it is likely that Funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

     For purposes of determining when fair value adjustments may be appropriate with respect to Funds that invest in securities in foreign markets that close prior to the NYSE, JHT will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of an S&P index or of certain "i-Share Exchange Traded Funds" ("i-Shares"), which track foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of an S&P index or of i-Shares, the pricing for all Funds that invest in foreign markets that have closed prior to the NYSE will promptly be reviewed and potential adjustments to the NAV of such Funds will be recommended to JHT's Pricing Committee where applicable.

     Fair value pricing of securities is intended to help ensure that the NAV of a Fund's shares reflects the value of the Fund's securities as of the close of the NYSE (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

     All money market instruments with a remaining maturity of 60 days or less held by the Funds are valued on an amortized cost basis. Underlying Funds shares held by a Fund of Funds are valued at their NAV.

DISRUPTIVE SHORT TERM TRADING

     None of the Funds is designed for short-term trading (frequent purchases and redemption of shares) or market timing activities which may increase portfolio transaction costs, disrupt management of a Fund (affecting a subadviser's ability to effectively manage a Fund in accordance with its investment objective and policies) and dilute the interest in a Fund held for long-term investment ("Disruptive Short-Term Trading").

     The Board of Trustees has adopted procedures to deter Disruptive Short-Term Trading, and JHT seeks to deter and prevent such trading through several methods:

     First, to the extent that there is a delay between a change in the value of a Fund's holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. JHT seeks to deter and prevent this activity, sometimes referred to as "market timing" or "stale price arbitrage," by the appropriate use of "fair value" pricing of the Funds' portfolio securities. See "Purchases and Redemption of Shares" above for further information on fair value pricing.

     Second, management of JHT will monitor purchases and redemptions of JHT shares either directly or through procedures adopted by the affiliated insurance companies that use JHT as their underlying investment vehicle. If management of JHT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing portfolio transaction costs, significantly disrupting portfolio management or significantly diluting the interest in a Fund held for long-term investment i.e. Disruptive Short-Term Trading, JHT may impose restrictions on such trading as described below.


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

     Pursuant to Rule 22c-2 under the 1940 Act, JHT and each insurance company that uses JHT as an underlying investment vehicle have entered into information sharing agreements under which the insurance companies are obligated to: (i) adopt, and enforce during the term of the agreement, a short-term trading policy the terms of which are acceptable to JHT; (ii) furnish JHT, upon its request, with information regarding contract holder trading activities in shares of JHT; and (iii) enforce its short-term trading policy with respect to contract holders identified by JHT as having engaged in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHT, to cease to accept trading instructions from the financial intermediary for the contract holder.

     Investors in JHT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading and that the ability to restrict Disruptive Short-Term Trading may vary among insurance companies and by insurance product. Investors should also note that insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, inherently make it more difficult for JHT to identify short-term transactions in a Fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHT is unsuccessful in restricting Disruptive Short-Term Trading, the affected Funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadviser's ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

     Market timers may target Funds with the following types of investments:

     1. Funds with significant investments in foreign securities traded on markets that close before the Fund determines its NAV;

     2. Funds with significant investments in high yield securities that are infrequently traded; and

     3. Funds with significant investments in small cap securities.

     Market timers may also target Funds with other types of investments for frequent trading of shares.

POLICY REGARDING DISCLOSURE OF FUND PORTFOLIO HOLDINGS

     The SAI of JHT contains a description of JHT's policies and procedures regarding disclosure of JHT portfolio holdings. (See "Procedures Regarding Disclosure of Trust Portfolio Holdings.")

     The ten largest holdings of the Fund will be posted to the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date JHT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. JHT's Form N-CSR and Form N-Q will contain the Fund's entire portfolio holdings as of the applicable calendar quarter end.

    www.johnhancockannuities.com/Marketing/Portfolio/PortfolioIndexPage.aspx

PURCHASERS OF SHARES OF JHT

     Shares of JHT may be sold to insurance company separate accounts for both variable annuity and variable life insurance contracts. Due to differences in tax treatments and other considerations, the interests of various contract owners participating in JHT may conflict. The Board of Trustees of JHT will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

BROKER COMPENSATION AND REVENUE SHARING ARRANGEMENTS

     Insurance companies and their SEC registered separate accounts may use JHT as an underlying investment medium for their variable annuity contracts and variable life insurance policies ("Variable Products"). Distributors of such variable products pay compensation to authorized broker-dealers for the sale of the contracts and policies. These distributors may also pay additional compensation to, and enter into revenue sharing arrangements with, certain authorized broker-dealers. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statements of additional information of the Variable Products. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through Rule 12b-1 distribution fees or through the Adviser's profit on the advisory fee.

     John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (the "John Hancock Insurance Companies") and certain of their separate accounts that are exempt from SEC registration may use Series 1 shares of JHT as an underlying investment medium for exempt group annuity contracts ("Group Contracts") issued to certain qualified retirement plans (the "Plans"). John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators ("TPAs") for the services they provide in connection the administration of the Plans. To the extent the Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or TPAs, JHT understands that the John Hancock Insurance Companies disclose such compensation and arrangements to the Plans. JHT also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through Rule 12b-1 distribution fees or through the Adviser's profit on the advisory fee.

                              FOR MORE INFORMATION

     The following documents are available that offers further information on
JHT:

ANNUAL/SEMI ANNUAL REPORT TO SHAREHOLDERS

     Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

     The SAI contains more detailed information on all aspects of the Funds. JHT's SAI includes a summary of the JHT's policy regarding disclosure of portfolio holdings as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this Prospectus.

     TO REQUEST A FREE COPY OF THE CURRENT PROSPECTUS, ANNUAL/SEMIANNUAL REPORT OR THE SAI, PLEASE CONTACT JOHN HANCOCK:

                           BY MAIL: John Hancock Trust
                               601 Congress Street
                                Boston, MA 02210

                            BY PHONE: 1-800-344-1029

                  ON THE INTERNET: www.johnhancockannuities.com

 OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS AND OTHER INFORMATION ABOUT THE FUNDS
                                  FROM THE SEC:

                        BY MAIL: Public Reference Section
                       Securities and Exchange Commission
                            Washington, DC 20549-0102
                           (duplicating fee required)

        IN PERSON: at the SEC's Public Reference Room in Washington, DC.
              For access to the Reference Room call 1-202-551-8090

                    BY ELECTRONIC REQUEST: publicinfo@sec.gov
                           (duplicating fee required)

                          ON THE INTERNET: www.sec.gov

                           1940 Act File No. 811-04146


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